UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

Delaware VIP® Trust
Delaware VIP Diversified Income Series

Annual report
December 31, 2014

Investments in Delaware VIP® Diversified Income Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Diversified Income Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Portfolio management review

January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP Diversified Income Series Standard Class shares returned +5.32% and Service Class shares returned +4.98%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Barclays U.S. Aggregate Index, returned +5.97% for the same period.

Prior to the start of the Series’ fiscal year, central bank policies in the United States, Europe, and Japan had been largely in sync with one another until Dec. 18, 2013, when the U.S. Federal Reserve broke ranks with its counterparts and began tapering its asset-purchasing program known as quantitative easing. The decision highlighted the stark contrast between the U.S., where economic growth and a strengthening labor market warranted the change, and much of the rest of the world, which was still hobbled by anemic growth.

The first quarter of 2014 presented major challenges as problems from abroad and severe winter weather combined to slow the U.S. economy. After a brief contraction, the U.S. resumed slow but steady economic improvement while most other countries continued to struggle.

Overall, the sustained slow recovery in the U.S. was the foundation for continued positive fundamentals of corporate bonds and securitized fixed income products such as asset-backed securities (ABS) and mortgage-backed securities (MBS).

Although the Series’ performance was positive, it underperformed relative to its benchmark index. Exposure to traditional high yield bonds and an overweight allocation to investment grade corporate bonds were the main drivers of the Series’ performance. We were comfortable with the Series’ level of exposure to traditional high yield bonds, bank loans, and U.S. dollar–denominated emerging market corporate issues. The Series had an underweight allocation to agency MBS, which yielded less than other sectors.

One of the main detractors from performance was the Series’ underweight in U.S. Treasury securities, which in our view had very low yields and low potential returns. However, Treasurys perfomed well during the period. The Series’ Treasury holdings outperformed those within the index, partly offsetting the effect of the underweight. Poor security selection in agency MBS detracted from performance, but this was partially offset by the Series’ large underweight to the benchmark.

As the divergence of global central bank policies becomes more pronounced, we expect more volatility from these asset classes. Accordingly, our team is slowly adopting a more defensive posture and purchasing higher-quality securities.

Throughout the year, we reduced the Series’ exposure to traditional high yield bonds, bank loans, and emerging market debt. In their place, we increased exposure to agency MBS, which have experienced unexpectedly low issuance. Additionally, the Fed has said it will continue to buy agency MBS with the interest generated by the investments on its balance sheet.

At the end of the fiscal year, the Series’ largest three sectors were investment grade bonds, 37% of the portfolio; high yield bonds, 20%; and MBS and collateralized mortgage obligations, 20%.

The Series’ use of derivatives was modest. We used Treasury futures in an effort to smooth out or neutralize risks associated with yield curve exposures. The portfolio usually carries a concentration in 5- to 10-year corporates. Because of corporate credit curves, we have had an underweight to the 30-year sector. Treasury futures enable the Series to seek to balance that.

Throughout the year, we made limited use of hedging in some risk sectors by investing in credit default swap (CDS) index vehicles. Additionally, we used currency forwards to hedge currency exposure on some international investments. We also used options to a small degree to hedge interest rates.

At fiscal year end, the Series held Treasury futures, and currency forwards; the latter two positions were fairly small. The Series had a small hedge in high yield and investment grade bonds. Overall, the Series’ use of derivatives did not have a material effect on its performance.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Diversified Income Series-1

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series Average annual total returns For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 16, 2003)	+5.32%	+3.69%	+5.09%	+6.03%	+6.36%

Service Class shares (commenced operations on May 16, 2003)	+4.98%	+3.42%	+4.84%	+5.77%	+6.09%

Barclays U.S. Aggregate Index	+5.97%	+2.66%	+4.45%	+4.71%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.92%, while total operating expenses for Standard Class and Service Class shares were 0.67% and 0.97%, respectively. The management fee for Standard Class and Service Class shares was 0.59%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation of the three.

Diversified Income Series-2

 Delaware VIP® Diversified Income Series

 Performance summary (continued)

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2013 through April 30, 2015.

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
–– Delaware VIP Diversified Income Series (Standard Class)	$10,000	$17,959
– – Barclays U.S. Aggregate Index	$10,000	$15,841

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the Barclays U.S. Aggregate Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-3

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$1,002.80	0.67%	$3.38
Service Class	1,000.00	1,001.90	0.92%	4.64
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.83	0.67%	$3.41
Service Class	1,000.00	1,020.57	0.92%	4.69

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Diversified Income Series-4

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Security type / sector allocation

 As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	0.96%
Agency Mortgage-Backed Securities	19.97%
Agency Obligation	0.12%
Commercial Mortgage-Backed Securities	5.26%
Convertible Bonds	1.55%
Corporate Bonds	48.41%
Automotive	0.43%
Banking	6.65%
Basic Industry	4.17%
Brokerage	0.51%
Capital Goods	1.08%
Communications	7.75%
Consumer Cyclical	3.70%
Consumer Non-Cyclical	3.42%
Electric	4.38%
Energy	5.99%
Finance Companies	0.88%
Healthcare	0.84%
Insurance	1.70%
Media	0.92%
Real Estate Investment Trusts	1.82%
Services Cyclical	0.54%
Technology	1.53%
Transportation	1.27%
Utilities	0.83%
Municipal Bonds	0.31%
Non-Agency Asset-Backed securities	1.89%
Non-Agency Collateralized Mortgage Obligations	0.32%
Regional Bonds	0.14%
Senior Secured Loans	9.25%
Sovereign Bonds	2.44%
Supranational Banks	0.39%
U.S. Treasury Obligations	5.83%
Common Stock	0.00%
Convertible Preferred Stock	0.49%
Preferred Stock	0.59%
Short-Term Investments	13.87%
Total Value of Securities	111.80%
Liabilities Net of Receivables and Other Assets	(11.80%)
Total Net Assets	100.00%

Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Schedule of investments

December 31, 2014

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	274,406	$298,772
Fannie Mae Whole Loan REMIC Trust Series 2002-W11 AV1 0.51% 11/25/32 —	1,991	1,825

Total Agency Asset-Backed Securities (cost $275,196)		300,597

Agency Collateralized Mortgage Obligations – 0.96%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 —	609	676
Series 2002-T4 A3 7.50% 12/25/41	11,809	13,369
Series 2004-T1 1A2 6.50% 1/25/44	9,316	10,617
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	38,412	43,477
Series 2001-50 BA 7.00% 10/25/41	59,438	67,695
Series 2002-90 A1 6.50% 6/25/42	8,885	10,118
Series 2002-90 A2 6.50% 11/25/42	25,898	29,232
Series 2003-26 AT 5.00% 11/25/32	574,485	592,712
Series 2003-38 MP 5.50% 5/25/23	522,810	568,661
Series 2005-110 MB 5.50% 9/25/35	127,437	137,267
Series 2009-94 AC 5.00% 11/25/39	1,221,928	1,326,289
Series 2010-41 PN 4.50% 4/25/40	1,675,000	1,808,727
Series 2010-96 DC 4.00% 9/25/25	3,245,000	3,415,077
Series 2010-116 Z 4.00% 10/25/40	88,873	96,949
Series 2012-122 SD 5.931% 11/25/42—S	2,335,049	569,692
Series 2013-31 MI 3.00% 4/25/33 S	7,235,704	1,043,778
Series 2013-44 DI 3.00% 5/25/33 S	9,432,111	1,422,628
Series 2014-36 ZE 3.00% 6/25/44	1,619,052	1,444,662
Fannie Mae Whole Loan REMIC Trust
Series 2002-W6 2A1 6.45% 6/25/42 —	22,798	26,131
Series 2004-W11 1A2 6.50% 5/25/44	37,929	44,398
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	32,365	36,590
Series 2326 ZQ 6.50% 6/15/31	32,852	37,324
Series 2557 WE 5.00% 1/15/18	445,732	466,180
Series 2809 DC 4.50% 6/15/19	248,658	259,666
Series 3123 HT 5.00% 3/15/26	61,164	65,425
Series 3416 GK 4.00% 7/15/22	2,506	2,534
Series 3656 PM 5.00% 4/15/40	2,379,803	2,615,389
Series 4065 DE 3.00% 6/15/32	350,000	350,302
Series 4185 LI 3.00% 3/15/33 S	2,332,065	373,398
Series 4191 CI 3.00% 4/15/33 S	962,617	135,554
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN2 M2 1.82% 4/25/24 —	550,000	532,823

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 t	14,364	$16,550
Series T-58 2A 6.50% 9/25/43 t	5,567	6,363
GNMA
Series 2010-113 KE 4.50% 9/20/40	4,115,000	4,542,898

Total Agency Collateralized Mortgage Obligations (cost $21,473,857)		22,113,151

Agency Mortgage-Backed Securities – 19.97%
Fannie Mae 6.50% 8/1/17	4,235	4,413
Fannie Mae ARM
2.167% 6/1/37 —	4,457	4,779
2.277% 10/1/33 —	14,477	15,103
2.315% 11/1/35 —	115,936	124,249
2.421% 5/1/43 —	1,201,817	1,203,150
2.546% 6/1/43 —	421,797	425,564
2.989% 4/1/44 —	805,191	829,436
3.203% 4/1/44 —	1,996,582	2,072,383
3.268% 3/1/44 —	1,778,836	1,856,806
3.302% 9/1/43 —	1,344,116	1,394,959
5.141% 8/1/35 —	21,945	23,453
5.806% 8/1/37 —	106,843	113,591
Fannie Mae Relocation 15 yr 4.00% 9/1/20	62,239	65,650
Fannie Mae Relocation 30 yr
5.00% 11/1/33	1,937	2,119
5.00% 11/1/34	3,795	4,152
5.00% 4/1/35	9,100	9,956
5.00% 10/1/35	27,915	30,522
5.00% 1/1/36	25,692	28,107
5.00% 2/1/36	11,210	12,242
Fannie Mae S.F. 15 yr
2.50% 7/1/27	204,317	208,578
2.50% 10/1/27	1,298,286	1,325,391
2.50% 2/1/28	3,577,855	3,652,722
2.50% 5/1/28	770,826	786,655
3.00% 8/1/27	621,854	648,068
3.50% 7/1/26	1,017,275	1,078,358
3.50% 12/1/28	369,952	393,313
4.00% 4/1/24	358,743	382,042
4.00% 2/1/25	236,378	251,856
4.00% 5/1/25	694,066	741,520
4.00% 6/1/25	2,365,512	2,519,227
4.00% 11/1/25	2,814,048	3,016,932
4.00% 12/1/26	1,116,976	1,189,879
4.00% 5/1/27	2,377,357	2,546,697
4.00% 8/1/27	1,422,676	1,519,677
4.50% 2/1/24	29,695	31,941
4.50% 10/1/24	280,263	302,865

Diversified Income Series-6

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
4.50% 2/1/25	102,078	$110,172
4.50% 7/1/25	120,305	129,732
5.00% 5/1/21	112,417	120,841
6.00% 12/1/22	347,747	374,841
Fannie Mae S.F. 20 yr
3.00% 2/1/33	162,849	168,398
3.00% 8/1/33	566,960	585,583
3.50% 4/1/33	173,882	183,494
3.50% 9/1/33	805,808	854,037
4.00% 1/1/31	314,017	338,547
4.00% 2/1/31	886,921	956,306
5.00% 11/1/23	73,470	81,113
5.50% 11/1/25	41,765	46,676
5.50% 8/1/28	371,645	416,414
6.00% 9/1/29	670,181	758,772
Fannie Mae S.F. 30 yr
3.00% 7/1/42	1,065,527	1,080,094
3.00% 10/1/42	17,558,432	17,798,220
3.00% 12/1/42	2,776,757	2,814,579
3.00% 1/1/43	7,319,758	7,418,132
3.00% 2/1/43	695,922	705,371
3.00% 4/1/43	4,082,881	4,137,113
3.00% 5/1/43	2,587,858	2,621,768
4.00% 5/1/43	49,680	53,391
4.00% 8/1/43	512,104	549,373
4.00% 7/1/44	3,039,147	3,266,735
4.50% 7/1/36	408,014	444,815
4.50% 4/1/39	2,565,919	2,787,474
4.50% 11/1/40	1,167,332	1,268,366
4.50% 3/1/41	2,291,002	2,487,991
4.50% 4/1/41	3,038,564	3,303,342
4.50% 7/1/41	875,841	951,829
4.50% 10/1/41	1,299,377	1,411,036
4.50% 1/1/42	28,949,830	31,491,773
4.50% 2/1/44	406,400	442,075
4.50% 6/1/44	2,057,974	2,234,723
5.00% 5/1/34	2,375	2,630
5.00% 2/1/35	241,909	267,961
5.00% 4/1/35	19,801	21,930
5.00% 7/1/35	501,657	555,761
5.00% 10/1/35	1,243,537	1,376,748
5.00% 11/1/35	351,946	389,894
5.00% 2/1/36	55,159	61,041
5.00% 2/1/37	46,465	51,453
5.00% 4/1/37	302,110	333,801
5.00% 8/1/37	983,631	1,089,257
5.00% 2/1/38	351,324	389,138
5.50% 12/1/32	66,737	75,212
5.50% 2/1/33	838,766	944,009
5.50% 4/1/34	311,381	351,125
5.50% 8/1/34	48,898	55,012

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 11/1/34	336,517	$378,737
5.50% 12/1/34	61,570	69,296
5.50% 1/1/35	855,402	961,432
5.50% 3/1/35	184,086	205,704
5.50% 6/1/35	282,707	317,488
5.50% 12/1/35	22,820	25,594
5.50% 1/1/36	217,905	244,692
5.50% 4/1/36	31,439	35,149
5.50% 7/1/36	126,347	141,997
5.50% 11/1/36	22,859	25,570
5.50% 1/1/37	99,563	112,114
5.50% 2/1/37	21,031	23,522
5.50% 4/1/37	2,350,845	2,627,787
5.50% 7/1/37	2,424,386	2,710,716
5.50% 8/1/37	1,099,730	1,234,984
5.50% 1/1/38	26,287	29,400
5.50% 2/1/38	833,939	936,473
5.50% 3/1/38	729,014	819,231
5.50% 4/1/38	2,616,251	2,923,477
5.50% 5/1/38	39,386	44,011
5.50% 6/1/38	2,861,119	3,197,100
5.50% 9/1/38	1,194,181	1,339,160
5.50% 12/1/38	1,129,008	1,289,704
5.50% 10/1/39	3,198,069	3,573,617
5.50% 7/1/40	903,754	1,010,241
5.50% 9/1/41	11,540,416	12,895,832
6.00% 3/1/29	761	873
6.00% 6/1/30	3,168	3,634
6.00% 4/1/35	4,881	5,573
6.00% 1/1/36	3,298	3,743
6.00% 6/1/36	116,521	132,493
6.00% 9/1/36	638,618	725,642
6.00% 11/1/36	10,769	12,208
6.00% 12/1/36	385,521	438,926
6.00% 2/1/37	401,104	455,771
6.00% 5/1/37	1,065,779	1,209,433
6.00% 6/1/37	86,289	98,935
6.00% 7/1/37	74,241	84,254
6.00% 8/1/37	860,312	975,187
6.00% 9/1/37	132,959	151,071
6.00% 11/1/37	198,045	225,837
6.00% 5/1/38	2,585,130	2,943,245
6.00% 7/1/38	48,122	54,521
6.00% 8/1/38	162,105	183,533
6.00% 9/1/38	349,118	395,807
6.00% 10/1/38	1,434,737	1,628,811
6.00% 11/1/38	327,121	372,798
6.00% 1/1/39	612,319	695,071
6.00% 7/1/39	21,289	24,106
6.00% 9/1/39	6,684,008	7,580,445

Diversified Income Series-7

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 3/1/40	528,423	$598,297
6.00% 7/1/40	2,358,973	2,676,378
6.00% 9/1/40	466,147	529,333
6.00% 11/1/40	203,915	234,205
6.00% 5/1/41	733,736	832,602
6.50% 2/1/36	280,368	335,145
6.50% 3/1/37	390,123	444,282
7.50% 3/1/32	382	441
7.50% 4/1/32	861	1,011
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/45	42,901,000	43,397,043
3.00% 2/1/45	35,636,000	35,958,256
3.50% 2/1/45	10,686,000	11,110,522
4.00% 1/1/45	19,142,000	20,429,374
4.00% 2/1/45	52,923,000	56,337,565
4.50% 1/1/45	56,996,000	61,867,380
4.50% 2/1/45	11,487,000	12,447,242
Freddie Mac ARM
2.167% 8/1/37 —	3,066	3,264
2.249% 7/1/36 —	84,762	91,166
2.25% 2/1/37 —	193,185	206,261
2.275% 10/1/37 —	21,143	22,401
2.307% 4/1/34 —	1,210	1,286
2.342% 12/1/33 —	31,482	33,483
2.482% 6/1/37 —	273,647	294,261
2.534% 1/1/44 —	3,686,666	3,780,496
Freddie Mac Relocation 30 yr 5.00% 9/1/33	5,473	5,995
Freddie Mac S.F. 15 yr
2.50% 3/1/28	711,275	725,388
3.50% 10/1/26	324,798	344,949
4.00% 5/1/25	207,813	221,824
4.00% 8/1/25	419,179	447,500
4.00% 11/1/26	843,912	898,371
4.50% 5/1/20	257,190	274,307
4.50% 7/1/25	210,502	227,390
4.50% 6/1/26	498,949	539,167
5.00% 6/1/18	72,170	75,840
Freddie Mac S.F. 20 yr 3.50% 1/1/34	1,549,498	1,628,140
Freddie Mac S.F. 30 yr
3.00% 10/1/42	1,251,121	1,266,464
3.00% 11/1/42	1,128,160	1,143,382
4.50% 10/1/39	533,773	578,742
4.50% 4/1/41	4,081,577	4,434,389
5.00% 3/1/34	14,957	16,658
5.50% 3/1/34	140,115	157,785
5.50% 12/1/34	134,475	151,959
5.50% 6/1/36	85,868	96,327
5.50% 11/1/36	187,940	210,131

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
5.50% 12/1/36	42,780	$47,875
5.50% 4/1/38	701,331	784,823
5.50% 6/1/38	105,574	118,043
5.50% 6/1/39	773,409	865,491
5.50% 3/1/40	469,615	525,156
5.50% 8/1/40	360,489	403,134
5.50% 1/1/41	495,162	553,740
5.50% 6/1/41	2,217,598	2,479,270
6.00% 2/1/36	705,849	805,659
6.00% 1/1/38	197,396	223,126
6.00% 6/1/38	536,524	607,475
6.00% 8/1/38	794,919	902,256
6.00% 5/1/40	223,525	252,982
6.50% 8/1/38	113,890	129,397
6.50% 4/1/39	864,337	982,029
GNMA I S.F. 30 yr
5.00% 6/15/40	284,647	314,772
7.00% 12/15/34	173,305	204,211

Total Agency Mortgage-Backed Securities (cost $453,684,219)		458,025,239

Agency Obligation – 0.12%
Tennessee Valley Authority 2.875% 9/15/24	2,650,000	2,689,530

Total Agency Obligation (cost $2,621,910)		2,689,530

Commercial Mortgage-Backed Securities – 5.26%
Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 —	540,000	561,006
Series 2007-4 AM 5.821% 2/10/51 —	1,330,000	1,446,283
CD Commercial Mortgage Trust
Series 2005-CD1 AM 5.226% 7/15/44 —	1,745,000	1,791,393
Series 2005-CD1 C 5.226% 7/15/44 —	650,000	664,437
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	2,875,000	2,991,371
Commercial Mortgage Pass Through Certificates
Series 2014-CR19 A5 3.796% 8/10/47 t	5,370,000	5,668,776
Series 2014-CR20 A4 3.59% 11/10/47 t	2,805,000	2,917,452
Series 2014-CR20 AM 3.938% 11/10/47 t	895,000	925,059
Series 2014-CR21 A3 3.528% 12/10/47 t	1,815,000	1,877,913

Diversified Income Series-8

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2005-GG5 A5 5.224% 4/10/37 •	7,280,000	$7,358,733
Credit Suisse Commercial Mortgage Trust Series 2006-C1 AAB 5.467% 2/15/39 •	211	211
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	6,415,000	7,233,830
Series 2011-LC1A C 144A 5.557% 11/10/46 #•	2,000,000	2,244,062
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.615% 11/25/49 #—	1,260,000	1,353,239
Series 2011-K15 B 144A 4.931% 8/25/44 #—	195,000	212,930
Series 2011-K702 B 144A 4.77% 4/25/44 #—	545,000	579,519
Series 2011-K703 B 144A 4.884% 7/25/44 #—	1,710,000	1,825,519
Series 2012-K19 B 144A 4.036% 5/25/45 #—	390,000	404,064
Series 2012-K22 B 144A 3.686% 8/25/45 #—	1,730,000	1,746,776
Series 2012-K22 C 144A 3.686% 8/25/45 #—	1,400,000	1,387,641
Series 2012-K707 B 144A 3.883% 1/25/47 #—	700,000	724,367
Series 2012-K708 B 144A 3.759% 2/25/45 #—	4,490,000	4,623,389
Series 2012-K708 C 144A 3.759% 2/25/45 #—	500,000	509,141
Series 2012-K711 B 144A 3.562% 8/25/45 #—	2,030,000	2,074,414
Series 2013-K26 C 144A 3.60% 12/25/45 #—	860,000	828,938
Series 2013-K33 B 144A 3.503% 8/25/46 #—	1,315,000	1,295,975
Series 2013-K33 C 144A 3.503% 8/25/46 #—	905,000	868,274
Series 2013-K712 B 144A 3.368% 5/25/45 #—	5,770,000	5,789,093
Series 2013-K713 B 144A 3.165% 4/25/46 #—	3,190,000	3,164,285
Series 2013-K713 C 144A 3.165% 4/25/46 #—	2,190,000	2,130,489
Series 2014-K716 B 144A 3.954% 8/25/47 #—	1,110,000	1,131,773

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
Goldman Sachs Mortgage Securities II Series 2005-GG4 A4A 4.751% 7/10/39	1,741,809	$1,743,490
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 —	1,815,000	1,862,484
Series 2010-C1 A2 144A 4.592% 8/10/43 #	3,090,000	3,405,001
Series 2010-C1 C 144A 5.635% 8/10/43 #—	1,010,000	1,104,900
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	6,755,000	6,989,230
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	5,415,000	5,421,828
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	4,245,000	4,297,596
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	2,662,117	2,651,844
Series 2014-C21 AS 3.997% 8/15/47	845,000	883,003
Series 2014-C22 B 4.562% 9/15/47 —	1,225,000	1,306,559
Series 2014-C26 AS 3.80% 1/15/48	535,000	548,491
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.489% 8/12/37 —	600,000	645,551
Series 2005-LDP5 D 5.391% 12/15/44 —	1,110,000	1,140,193
Series 2006-LDP8 AM 5.44% 5/15/45	4,004,000	4,239,603
Series 2011-C5 C 144A 5.323% 8/15/46 #—	1,100,000	1,222,958
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	122,245	123,976
Series 2006-C6 AJ 5.452% 9/15/39 —	2,390,000	2,512,495
Series 2006-C6 AM 5.413% 9/15/39	1,590,000	1,688,473
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	1,635,000	1,743,621
Series 2014-C19 AS 3.832% 12/15/47	1,115,000	1,150,050
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.206% 11/14/42 —	1,650,000	1,687,835
Series 2005-HQ7 C 5.206% 11/14/42 —	2,275,000	2,294,595

Diversified Income Series-9

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust
Series 2006-T21 AM 5.204% 10/12/52 —	1,570,000	$1,622,512
Series 2006-T21 B 144A 5.313% 10/12/52 #—	800,000	828,899
TimberStar Trust Series 2006-1A A 144A 5.668% 10/15/36 #	1,510,000	1,607,508
WFRBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	1,430,000	1,526,781

Total Commercial Mortgage-Backed Securities (cost $120,357,488)		120,579,828

Convertible Bonds – 1.55%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	1,374,000	1,307,017
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	453,000	468,572
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	996,000	1,063,230
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	695,000	855,284
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	1,215,000	1,281,825
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	652,000	616,140
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	811,000	769,436
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	1,276,000	1,268,823
Chesapeake Energy 2.25% exercise price $80.28, expiration date 12/14/38	603,000	544,584
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	661,000	821,706
Energy XXI 3.00% exercise price $40.40, expiration date 12/13/18	1,110,000	335,775
General Cable 4.50% exercise price $34.88, expiration date 11/15/29 f	1,156,000	838,823
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	376,000	1,556,877
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	905,000	1,010,206
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	278,000	614,729

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)
Intel 3.25% exercise price $21.71, expiration date 8/1/39	448,000	$779,802
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	1,146,000	1,267,763
Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	787,000	816,021
Lexington Realty Trust 144A 6.00% exercise price $6.68, expiration date 1/11/30 #	348,000	563,325
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	1,190,000	1,697,237
Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43 #	886,000	980,137
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	1,420,000	1,531,825
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	586,000	692,945
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	310,000	1,311,687
Novellus Systems 2.625% exercise price $34.93, expiration date 5/14/41	648,000	1,488,780
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	1,607,000	2,050,934
NXP Semiconductors 144A 1.00% exercise price $102.84, expiration date 11/27/19 #	379,000	390,133
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41	951,000	504,030
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	623,000	645,584
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19	1,131,000	1,104,846
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	578,000	1,112,650
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	872,000	851,294
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	838,000	602,836
TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19 #	866,000	846,515
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	1,167,000	1,047,383
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	785,000	835,534

Diversified Income Series-10

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Convertible Bonds (continued)
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 —		352,000	$497,027
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37		407,000	699,277

Total Convertible Bonds (cost $32,153,828)			35,670,592

Corporate Bonds – 48.41%
Automotive – 0.43%
American Axle & Manufacturing 6.25% 3/15/21		1,146,000	1,209,030
Delphi 5.00% 2/15/23		480,000	513,590
Ford Motor 7.45% 7/16/31		2,320,000	3,157,933
Gates Global 144A 6.00% 7/15/22 #		2,235,000	2,151,635
Lear 5.25% 1/15/25		1,245,000	1,266,787
Meritor 6.75% 6/15/21		516,000	541,800
TRW Automotive 144A 4.50% 3/1/21 #		1,000,000	1,007,500

			9,848,275

Banking – 6.65%
ANZ New Zealand International 144A 2.60% 9/23/19 #		500,000	505,515
Australia & New Zealand Banking Group 3.625% 11/6/18 —	AUD	1,073,000	883,090
Banco Santander Mexico 144A 5.95% 1/30/24 #—		2,055,000	2,142,337
Bank of America 4.25% 10/22/26		9,700,000	9,691,580
Barclays Bank 7.625% 11/21/22		2,135,000	2,338,465
BB&T 5.25% 11/1/19		10,852,000	12,102,027
BBVA Banco Continental 144A 5.00% 8/26/22 #		1,235,000	1,289,834
BBVA Bancomer 144A 6.50% 3/10/21 #		2,530,000	2,752,387
Branch Banking & Trust 3.80% 10/30/26		3,970,000	4,057,110
City National 5.25% 9/15/20		2,075,000	2,313,471
Cooperatieve Centrale Raiffeisen- Boerenleenbank
2.50% 9/4/20	NOK	5,290,000	739,799
3.778% 3/22/17 —	AUD	1,000,000	823,477
4.625% 12/1/23		2,270,000	2,412,227
Credit Suisse
3.00% 10/29/21		900,000	897,170
144A 6.50% 8/8/23 #		2,520,000	2,772,557
Credit Suisse Group
144A 6.25% 12/29/49 #—		845,000	815,214
144A 7.50% 12/29/49 #—		430,000	448,275
Export-Import Bank of China
144A 2.50% 7/31/19 #		2,160,000	2,161,633
144A 3.625% 7/31/24 #		2,240,000	2,266,407
Export-Import Bank of Korea
144A 2.711% 12/5/19 #	CAD	210,000	182,767
144A 3.00% 5/22/18 #	NOK	1,100,000	153,835

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
3.55% 2/12/21	CAD	800,000	$710,681
4.035% 8/21/19 —	AUD	550,000	453,174
5.20% 12/17/19	NZD	2,280,000	1,790,299
6.15% 4/1/18		4,445,000	4,991,375
HBOS 144A 6.75% 5/21/18 #		2,605,000	2,909,775
HSBC Holdings
5.625% 12/29/49 —		2,725,000	2,737,944
6.375% 12/29/49 —		370,000	374,163
HSBC New Zealand 4.56% 12/10/18 —	NZD	1,200,000	943,422
JPMorgan Chase
0.863% 1/28/19 —		1,124,000	1,125,109
3.50% 12/18/26	GBP	264,000	432,868
3.825% 5/17/18 —	AUD	810,000	666,328
4.125% 12/15/26		6,630,000	6,652,250
4.25% 11/2/18	NZD	1,840,000	1,428,198
6.75% 8/29/49 —		1,955,000	2,072,300
KeyBank 6.95% 2/1/28		4,255,000	5,564,157
Lloyds Banking Group 7.50% 4/30/49 —		3,295,000	3,360,900
Morgan Stanley
1.083% 1/24/19 —		1,126,000	1,129,339
3.125% 8/5/21	CAD	972,000	841,260
4.35% 9/8/26		3,430,000	3,455,204
5.00% 9/30/21	AUD	1,087,000	934,520
National City Bank 0.605% 6/7/17 —		1,905,000	1,897,161
Northern Trust 3.95% 10/30/25		1,375,000	1,434,192
Oversea-Chinese Banking 144A 4.00% 10/15/24 #—		3,180,000	3,260,072
PNC Bank
3.30% 10/30/24		2,580,000	2,630,903
6.875% 4/1/18		5,710,000	6,582,220
PNC Preferred Funding Trust II 144A 1.463% 3/31/49 #—		3,700,000	3,496,500
Santander Holdings USA 3.45% 8/27/18		1,650,000	1,714,654
Siam Commercial Bank 144A 3.50% 4/7/19 #		1,860,000	1,915,223
State Street 3.10% 5/15/23		2,920,000	2,884,122
SunTrust Bank
0.523% 8/24/15 —		1,965,000	1,961,377
2.35% 11/1/18		685,000	689,835
SVB Financial Group 5.375% 9/15/20		920,000	1,037,071
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #		2,947,000	3,005,940
U.S. Bancorp 3.60% 9/11/24		2,140,000	2,177,596
USB Capital IX 3.50% 10/29/49 —		7,185,000	5,819,850
USB Realty 144A 1.378% 12/22/49 #—		300,000	271,500
Wells Fargo
3.50% 9/12/29	GBP	654,000	1,058,455
4.10% 6/3/26		9,165,000	9,379,919
4.65% 11/4/44		955,000	989,448

Diversified Income Series-11

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)
Banking (continued)
Woori Bank
144A 2.875% 10/2/18 #	1,600,000	$1,632,302
144A 4.75% 4/30/24 #	2,000,000	2,070,946
Zions Bancorp 4.50% 6/13/23	2,150,000	2,273,801

		152,505,530

Basic Industry – 4.17%
AK Steel 7.625% 5/15/20	725,000	677,875
ArcelorMittal
6.125% 6/1/18	930,000	993,937
10.35% 6/1/19	2,685,000	3,252,206
Axalta Coating System U.S. Holdings 144A 7.375% 5/1/21 #	1,065,000	1,134,225
Braskem Finance 6.45% 2/3/24	2,245,000	2,256,225
Builders FirstSource 144A 7.625% 6/1/21 #	1,330,000	1,366,575
Celanese U.S. Holdings 4.625% 11/15/22	2,085,000	2,074,575
CF Industries
5.15% 3/15/34	1,855,000	1,946,299
5.375% 3/15/44	3,070,000	3,324,825
6.875% 5/1/18	4,115,000	4,681,574
7.125% 5/1/20	1,165,000	1,389,512
Consolidated Energy Finance 144A 6.75% 10/15/19 #	1,800,000	1,768,500
Dow Chemical
3.50% 10/1/24	1,020,000	1,011,729
8.55% 5/15/19	9,161,000	11,400,077
Eastman Chemical 2.70% 1/15/20	2,140,000	2,154,623
FMG Resources August 2006 144A 6.875% 4/1/22 #	6,779,000	5,668,939
Freeport-McMoRan
4.00% 11/14/21	615,000	610,248
4.55% 11/14/24	1,760,000	1,712,357
Freeport-McMoRan Oil & Gas 6.50% 11/15/20	1,115,000	1,209,742
Georgia-Pacific
144A 3.60% 3/1/25 #	1,365,000	1,373,666
8.00% 1/15/24	5,210,000	6,937,433
Gerdau Holdings 144A 7.00% 1/20/20 #	1,595,000	1,732,569
HD Supply
7.50% 7/15/20	598,000	629,395
11.50% 7/15/20	1,210,000	1,391,500
International Paper 6.00% 11/15/41	2,000,000	2,349,774
INVISTA Finance 144A 4.25% 10/15/19 #	2,465,000	2,477,325
LSB Industries 7.75% 8/1/19	250,000	261,250
Lundin Mining 144A 7.50% 11/1/20 #	1,195,000	1,186,037
Methanex 4.25% 12/1/24	2,120,000	2,114,976
MMC Finance 144A 5.55% 10/28/20 #	962,000	876,382
Monsanto 4.40% 7/15/44	2,115,000	2,203,509
Mosaic 5.625% 11/15/43	3,040,000	3,497,122

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)
Basic Industry (continued)
Nortek 8.50% 4/15/21	1,452,000	$1,560,900
Novelis 8.75% 12/15/20	1,440,000	1,533,600
OCP
144A 5.625% 4/25/24 #	2,560,000	2,697,600
144A 6.875% 4/25/44 #	1,650,000	1,782,165
Phosagro 144A 4.204% 2/13/18 #	2,080,000	1,820,000
PolyOne 5.25% 3/15/23	802,000	805,473
PPG Industries 2.30% 11/15/19	1,770,000	1,764,223
Rockwood Specialties Group 4.625% 10/15/20	1,595,000	1,652,819
Ryerson
9.00% 10/15/17	827,000	851,810
11.25% 10/15/18	228,000	243,960
TPC Group 144A 8.75% 12/15/20 #	645,000	630,487
Weyerhaeuser 4.625% 9/15/23	2,530,000	2,730,017
Yamana Gold 4.95% 7/15/24	1,890,000	1,848,051

		95,586,086

Brokerage – 0.51%
Jefferies Group
5.125% 1/20/23	1,540,000	1,568,002
6.45% 6/8/27	893,000	930,989
6.50% 1/20/43	585,000	598,687
Lazard Group
4.25% 11/14/20	215,000	226,893
6.85% 6/15/17	4,889,000	5,445,534
SUAM Finance 144A 4.875% 4/17/24 #	2,820,000	2,827,050

		11,597,155

Capital Goods – 1.08%
Accudyne Industries 144A 7.75% 12/15/20 #	1,195,000	1,135,250
Ball 5.00% 3/15/22	820,000	848,700
Berry Plastics 5.50% 5/15/22	675,000	685,969
BWAY Holding 144A 9.125% 8/15/21 #	2,300,000	2,311,500
Cemex
144A 5.875% 3/25/19 #	570,000	579,975
144A 7.25% 1/15/21 #	735,000	771,750
144A 9.50% 6/15/18 #	1,150,000	1,259,250
Consolidated Container 144A 10.125% 7/15/20 #	665,000	621,775
Ingersoll-Rand Global Holding 4.25% 6/15/23	4,325,000	4,567,088
KLX 144A 5.875% 12/1/22 #	800,000	810,000
Milacron 144A 7.75% 2/15/21 #	812,000	832,300
OAS Finance 144A 8.00% 7/2/21 #	720,000	248,400
Plastipak Holdings 144A 6.50% 10/1/21 #	1,027,000	1,032,135
Reynolds Group Issuer 8.25% 2/15/21	4,325,000	4,454,750
TransDigm
6.00% 7/15/22	797,000	798,993
6.50% 7/15/24	595,000	600,950
7.50% 7/15/21	925,000	989,750

Diversified Income Series-12

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Capital Goods (continued)
Votorantim Cimentos 144A 7.25% 4/5/41 #		2,050,000	$2,121,750

			24,670,285

Communications – 7.75%
America Movil 5.00% 3/30/20		2,720,000	3,013,053
American Tower Trust I
144A 1.551% 3/15/43 #		955,000	944,557
144A 3.07% 3/15/23 #		2,430,000	2,424,451
AT&T 4.80% 6/15/44		2,365,000	2,419,386
Bell Canada 3.35% 3/22/23	CAD	773,000	673,317
Bharti Airtel International Netherlands 144A 5.35% 5/20/24 #		2,615,000	2,842,296
Brasil Telecom 144A 5.75% 2/10/22 #		1,286,000	1,189,550
British Sky Broadcasting Group 144A 3.75% 9/16/24 #		3,715,000	3,745,303
CC Holdings GS V 3.849% 4/15/23		1,710,000	1,701,549
CenturyLink
5.80% 3/15/22		4,175,000	4,352,437
6.75% 12/1/23		972,000	1,067,985
Columbus International 144A 7.375% 3/30/21 #		3,350,000	3,496,563
Comcast
3.375% 2/15/25		7,480,000	7,657,919
4.75% 3/1/44		715,000	800,074
Cox Communications
144A 3.85% 2/1/25 #		3,835,000	3,878,987
144A 4.80% 2/1/35 #		290,000	303,110
Crown Castle Towers 144A 4.883% 8/15/20 #		9,630,000	10,612,987
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	416,000	817,155
Digicel Group 144A 8.25% 9/30/20 #		3,770,000	3,675,750
DIRECTV Holdings
3.95% 1/15/25		5,675,000	5,731,432
5.15% 3/15/42		585,000	606,752
Equinix
4.875% 4/1/20		714,000	714,000
5.375% 4/1/23		1,246,000	1,252,230
Grupo Televisa 5.00% 5/13/45		1,680,000	1,717,363
Historic TW 6.875% 6/15/18		5,790,000	6,699,516
Hughes Satellite Systems 7.625% 6/15/21		515,000	569,075
Intelsat Luxembourg
7.75% 6/1/21		1,525,000	1,534,531
8.125% 6/1/23		8,664,000	8,880,600
Level 3 Escrow II 144A 5.375% 8/15/22 #		3,464,000	3,489,980
MetroPCS Wireless 6.625% 11/15/20		675,000	689,344
Millicom International Cellular 144A 6.625% 10/15/21 #		1,760,000	1,839,200

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Communications (continued)
MTN Mauritius Investments 144A 4.755% 11/11/24 #		2,230,000	$ 2,196,550
MTS International Funding 144A 8.625% 6/22/20 #		1,740,000	1,713,900
Omnicom Group 3.65% 11/1/24		6,300,000	6,315,851
Orange 5.50% 2/6/44		2,805,000	3,302,935
SBA Tower Trust
144A 2.24% 4/16/18 #		1,800,000	1,786,545
144A 2.898%10/15/19 #		1,300,000	1,303,409
SES 144A 3.60% 4/4/23 #		4,305,000	4,359,773
SES Global Americas Holdings 144A 5.30% 3/25/44 #		4,565,000	5,130,576
Sprint
7.125% 6/15/24		1,924,000	1,798,940
7.25% 9/15/21		1,995,000	1,987,519
7.875% 9/15/23		1,190,000	1,180,718
Sprint Capital 6.90% 5/1/19		525,000	538,125
Telefonica Emisiones 4.57% 4/27/23		5,975,000	6,408,205
Telemar Norte Leste 144A 5.50% 10/23/20 #		2,350,000	2,197,250
Time Warner Cable
4.00% 9/1/21		1,665,000	1,774,640
8.25% 4/1/19		5,280,000	6,469,426
T-Mobile USA
6.125% 1/15/22		1,399,000	1,425,231
6.836% 4/28/23		1,860,000	1,927,425
Turk Telekomunikasyon 144A 3.75% 6/19/19 #		2,260,000	2,273,843
Verizon Communications
3.00% 11/1/21		7,885,000	7,788,354
3.25% 2/17/26	EUR	971,000	1,359,304
4.40% 11/1/34		3,490,000	3,480,392
5.15% 9/15/23		2,855,000	3,154,815
Viacom 4.85% 12/15/34		7,345,000	7,540,326
Vimpel Communications 144A 7.748% 2/2/21 #		2,158,000	1,814,878
VTR Finance 144A 6.875% 1/15/24 #		3,130,000	3,200,425
Wind Acquisition Finance 144A 7.375% 4/23/21 #		1,215,000	1,149,755
Windstream
7.50% 4/1/23		325,000	325,000
7.75% 10/1/21		640,000	656,000
WPP Finance 2010 5.625% 11/15/43		1,990,000	2,282,299
Zayo Group 10.125% 7/1/20		1,413,000	1,597,467

			177,780,328

Consumer Cyclical – 3.70%
Alibaba Group Holding
144A 3.125% 11/28/21 #		2,030,000	2,008,679
144A 3.60% 11/28/24 #		2,480,000	2,464,855
Amazon.com 3.80% 12/5/24		1,375,000	1,411,557

Diversified Income Series-13

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Amazon.com
4.80% 12/5/34		1,370,000	$1,442,729
Bed Bath & Beyond
4.915% 8/1/34		2,505,000	2,589,674
5.165% 8/1/44		1,950,000	2,044,944
CDK Global 144A 4.50% 10/15/24 #		2,400,000	2,439,238
Chinos Intermediate Holdings 144A PIK
7.75% 5/1/19 #		1,038,000	921,225
Daimler 2.75% 12/10/18	NOK	5,560,000	784,614
Delphi
4.15% 3/15/24		2,055,000	2,128,189
6.125% 5/15/21		1,495,000	1,633,287
Expedia 4.50% 8/15/24		1,150,000	1,163,488
Ford Motor Credit
3.664% 9/8/24		1,440,000	1,445,797
5.875% 8/2/21		1,745,000	2,023,143
General Motors
3.50% 10/2/18		1,865,000	1,911,625
5.00% 4/1/35		1,775,000	1,854,147
General Motors Financial
3.00% 9/25/17		1,550,000	1,569,421
4.375% 9/25/21		1,810,000	1,891,450
Host Hotels & Resorts
3.75% 10/15/23		2,500,000	2,498,253
4.75% 3/1/23		2,105,000	2,240,573
5.875% 6/15/19		920,000	966,443
Hyundai Capital America
144A 2.125% 10/2/17 #		1,570,000	1,578,699
144A 2.55% 2/6/19 #		685,000	685,755
International Game Technology
5.35% 10/15/23		3,475,000	3,505,938
Landry’s 144A 9.375% 5/1/20 #		1,449,000	1,543,185
Levi Strauss 6.875% 5/1/22		1,422,000	1,535,760
Magna International 3.625% 6/15/24		3,405,000	3,418,586
Marriott International 3.375% 10/15/20		1,670,000	1,711,860
Netflix 144A 5.75% 3/1/24 #		1,464,000	1,529,880
PF Chang’s China Bistro 144A
10.25% 6/30/20 #		391,000	391,977
QVC
4.375% 3/15/23		3,675,000	3,693,952
5.45% 8/15/34		2,840,000	2,779,420
SACI Falabella 144A 4.375% 1/27/25 #		1,060,000	1,041,058
Sally Holdings 5.75% 6/1/22		957,000	1,007,243
Signet UK Finance 4.70% 6/15/24		3,115,000	3,011,389
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25		1,730,000	1,744,465
4.50% 10/1/34		1,075,000	1,099,943
Tenedora Nemak 144A 5.50% 2/28/23 #		2,885,000	2,949,913
Toyota Finance Australia
2.25% 8/31/16	NOK	1,230,000	167,464
3.04% 12/20/16	NZD	2,070,000	1,581,317
TRW Automotive 144A 4.45% 12/1/23 #		4,310,000	4,342,325

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Tupy Overseas 144A 6.625% 7/17/24 #		2,150,000	$2,074,750
Volvo Treasury 1.518% 3/1/17 •	SEK	3,500,000	455,448
Walgreens Boots Alliance
3.80% 11/18/24		2,525,000	2,580,416
Wyndham Worldwide
4.25% 3/1/22		1,045,000	1,068,923
5.625% 3/1/21		1,630,000	1,825,057

			84,758,054

Consumer Non-Cyclical – 3.42%
Amgen
3.625% 5/22/24		425,000	432,823
4.00% 9/13/29	GBP	341,000	560,214
Bayer U.S. Finance
144A 2.375% 10/8/19 #		1,375,000	1,382,001
144A 3.375% 10/8/24 #		1,070,000	1,091,058
Becton Dickinson
3.734% 12/15/24		2,855,000	2,945,401
4.685% 12/15/44		285,000	308,196
Boston Scientific
2.65% 10/1/18		1,360,000	1,362,804
6.00% 1/15/20		2,830,000	3,192,846
BRF 144A 3.95% 5/22/23 #		700,000	648,900
CareFusion 6.375% 8/1/19		3,600,000	4,169,387
Celgene
3.25% 8/15/22		1,575,000	1,587,797
3.95% 10/15/20		2,295,000	2,430,901
4.625% 5/15/44		1,755,000	1,827,745
DP World 144A 6.85% 7/2/37 #		1,370,000	1,551,909
ENA Norte Trust 144A 4.95% 4/25/23 #		1,325,258	1,365,016
Express Scripts Holding
2.25% 6/15/19		1,845,000	1,827,161
3.50% 6/15/24		4,220,000	4,213,594
Gilead Sciences
3.50% 2/1/25		1,720,000	1,769,070
4.50% 2/1/45		510,000	547,374
Gruma SAB de CV 144A
4.875% 12/1/24 #		1,095,000	1,136,063
Hutchison Whampoa International 14
144A 3.625% 10/31/24 #		1,980,000	1,993,151
JBS Investments 144A
7.75% 10/28/20 #		3,705,000	3,855,053
Medtronic
144A 3.15% 3/15/22 #		2,700,000	2,738,605
144A 3.50% 3/15/25 #		2,300,000	2,357,861
144A 4.375% 3/15/35 #		1,635,000	1,740,390
Minerva Luxembourg 144A
7.75% 1/31/23 #		915,000	898,987
Pernod-Ricard 144A 5.75% 4/7/21 #		3,815,000	4,388,051
Perrigo
4.00% 11/15/23		3,685,000	3,807,383
5.30% 11/15/43		835,000	925,613

Diversified Income Series-14

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Prestige Brands 144A 5.375% 12/15/21 #	1,333,000	$1,316,337
Quest Diagnostics 2.70% 4/1/19	1,285,000	1,297,256
Smithfield Foods 6.625% 8/15/22	710,000	745,500
Spectrum Brands 6.375% 11/15/20	1,010,000	1,057,975
Thermo Fisher Scientific
2.40% 2/1/19	2,535,000	2,541,229
3.30% 2/15/22	1,480,000	1,484,780
4.15% 2/1/24	1,985,000	2,097,319
Zimmer Holdings
3.375% 11/30/21	2,750,000	2,797,935
4.625% 11/30/19	3,645,000	3,986,066
Zoetis 3.25% 2/1/23	4,125,000	4,076,177

		78,455,928

Electric – 4.38%
AES Gener
144A 5.25% 8/15/21 #	1,250,000	1,326,157
144A 8.375% 12/18/73 #•	1,620,000	1,765,800
Ameren Illinois
3.25% 3/1/25	2,090,000	2,123,992
9.75% 11/15/18	5,900,000	7,547,245
American Electric Power
2.95% 12/15/22	900,000	884,392
American Transmission Systems 144A
5.25% 1/15/22 #	5,410,000	6,067,028
Berkshire Hathaway Energy
3.75% 11/15/23	3,405,000	3,556,696
144A 4.50% 2/1/45 #	1,425,000	1,497,296
Cleveland Electric Illuminating
5.50% 8/15/24	365,000	432,999
CMS Energy 6.25% 2/1/20	1,730,000	2,005,393
ComEd Financing III 6.35% 3/15/33	2,055,000	2,122,521
Dominion Resources 3.625% 12/1/24	1,545,000	1,568,266
DTE Energy 2.40% 12/1/19	2,310,000	2,313,040
Duquesne Light Holdings
5.50% 8/15/15	1,076,000	1,105,158
Dynegy Finance I/II
144A 6.75% 11/1/19 #	280,000	285,250
144A 7.375% 11/1/22 #	425,000	432,969
144A 7.625% 11/1/24 #	995,000	1,016,144
Enel 144A 8.75% 9/24/73 #•	4,642,000	5,413,733
Entergy Arkansas 3.70% 6/1/24	895,000	939,695
Entergy Louisiana 4.05% 9/1/23	4,045,000	4,344,463
Great Plains Energy
4.85% 6/1/21	1,695,000	1,858,400
5.292% 6/15/22	1,835,000	2,107,169
Indiana Michigan Power 3.20% 3/15/23	1,455,000	1,465,534
Integrys Energy Group 6.11% 12/1/66 •	3,280,000	3,287,196
IPALCO Enterprises 5.00% 5/1/18	1,390,000	1,473,400
ITC Holdings 3.65% 6/15/24	3,020,000	3,068,553

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Electric (continued)
LG&E & KU Energy
3.75% 11/15/20		2,660,000	$2,777,907
4.375% 10/1/21		3,765,000	4,013,275
Metropolitan Edison 144A
4.00% 4/15/25 #		2,270,000	2,320,049
National Rural Utilities Cooperative Finance 4.75% 4/30/43 •		2,840,000	2,821,540
NextEra Energy Capital Holdings
2.40% 9/15/19		2,880,000	2,880,441
3.625% 6/15/23		1,320,000	1,341,727
NV Energy 6.25% 11/15/20		2,875,000	3,381,992
Pennsylvania Electric 5.20% 4/1/20		3,235,000	3,570,712
Perusahaan Listrik Negara 144A
5.50% 11/22/21 #		2,560,000	2,681,600
Public Service of Oklahoma
5.15% 12/1/19		3,700,000	4,140,304
Puget Energy 6.00% 9/1/21		1,080,000	1,265,202
SCANA 4.125% 2/1/22		2,300,000	2,387,998
Trans-Allegheny Interstate Line 144A
3.85% 6/1/25 #		2,055,000	2,094,063
Transelec 144A 4.25% 1/14/25 #		1,770,000	1,769,375
Wisconsin Energy 6.25% 5/15/67 •		3,045,000	3,062,676

			100,517,350

Energy – 5.99%
AmeriGas Finance 7.00% 5/20/22		1,118,000	1,162,720
BHP Billiton Finance 3.25% 9/25/24	GBP	565,000	910,826
Bristow Group 6.25% 10/15/22		1,177,000	1,177,000
California Resources
144A 5.50% 9/15/21 #		600,000	516,000
144A 6.00% 11/15/24 #		715,000	607,750
Canadian Natural Resources
3.90% 2/1/25		1,730,000	1,708,894
Chaparral Energy 7.625% 11/15/22		240,000	159,600
Chesapeake Energy 5.75% 3/15/23		2,640,000	2,732,400
Cimarex Energy 4.375% 6/1/24		1,310,000	1,254,325
CNOOC Finance 2012 144A
3.875% 5/2/22 #		1,200,000	1,222,668
CNOOC Nexen Finance 2014
4.25% 4/30/24		2,660,000	2,757,534
ConocoPhillips
3.35% 11/15/24		2,765,000	2,799,325
4.30% 11/15/44		1,125,000	1,181,833
Continental Resources 4.50% 4/15/23		6,245,000	5,950,024
Dominion Gas Holdings
3.60% 12/15/24		3,140,000	3,200,809
Drill Rigs Holdings 144A
6.50% 10/1/17 #		2,285,000	1,907,975
El Paso Pipeline Partners Operating
4.30% 5/1/24		3,260,000	3,272,401
Enbridge Energy Partners
8.05% 10/1/37 •		3,745,000	4,072,687

Diversified Income Series-15

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)
Energy (continued)
Energy Transfer Partners
5.15% 2/1/43	1,670,000	$1,658,763
5.95% 10/1/43	2,950,000	3,247,109
9.70% 3/15/19	2,189,000	2,749,905
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	955,000	518,087
EnLink Midstream Partners 5.05% 4/1/45	1,590,000	1,541,922
Enterprise Products Operating 7.034% 1/15/68 —	4,840,000	5,312,515
Exterran Partners 6.00% 4/1/21	375,000	330,000
Halcon Resources 8.875% 5/15/21	765,000	579,487
KazMunayGas National 144A 6.375% 4/9/21 #	1,015,000	1,031,494
Key Energy Services 6.75% 3/1/21	1,004,000	632,520
Kinder Morgan
144A 5.00% 2/15/21 #	1,265,000	1,317,754
5.30% 12/1/34	2,820,000	2,871,132
5.55% 6/1/45	1,065,000	1,094,822
Kinder Morgan Energy Partners 9.00% 2/1/19	3,895,000	4,725,870
Laredo Petroleum 7.375% 5/1/22	1,158,000	1,088,520
Lukoil International Finance 144A 3.416% 4/24/18 #	1,355,000	1,155,137
Marathon Petroleum 4.75% 9/15/44	2,130,000	2,019,361
Midstates Petroleum 9.25% 6/1/21	1,234,000	629,340
MIE Holdings 144A 7.50% 4/25/19 #	600,000	454,500
Murphy Oil USA 6.00% 8/15/23	1,394,000	1,463,700
Newfield Exploration 5.625% 7/1/24	1,940,000	1,929,088
NiSource Finance 6.125% 3/1/22	2,120,000	2,516,692
Noble Energy
3.90% 11/15/24	1,545,000	1,530,095
5.05% 11/15/44	1,880,000	1,865,351
Northern Oil & Gas 8.00% 6/1/20	455,000	346,937
Oasis Petroleum 6.875% 3/15/22	1,404,000	1,284,660
Odebrecht Offshore Drilling Finance 144A 6.625% 10/1/22 #	688,116	619,304
ONGC Videsh 3.25% 7/15/19	800,000	800,976
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	1,828,000	1,579,392
144A 5.625% 1/19/25 #	2,335,000	1,797,950
PDC Energy 7.75% 10/15/22	360,000	343,800
Pertamina Persero 144A 4.875% 5/3/22 #	1,055,000	1,057,637
Petrobras Global Finance
3.00% 1/15/19	135,000	119,687
4.875% 3/17/20	2,230,000	2,091,762
Petrobras International Finance 5.375% 1/27/21	2,007,000	1,869,661
Petroleos de Venezuela 9.00% 11/17/21	650,000	287,625

	Principal		Value
	amount°		(U.S. $)

Corporate Bonds (continued)
Energy (continued)
Petroleos Mexicanos
144A 4.25% 1/15/25 #		1,070,000	$1,065,720
6.50% 6/2/41		985,000	1,135,213
Plains All American Pipeline 8.75% 5/1/19		3,490,000	4,349,563
Pride International 6.875% 8/15/20		8,870,000	9,963,591
PTT Exploration & Production PCL 144A 4.875% 12/29/49 #—		1,835,000	1,812,246
Regency Energy Partners 5.50% 4/15/23		623,000	604,310
SandRidge Energy 8.125% 10/15/22		1,045,000	663,575
Statoil
2.90% 11/8/20		1,490,000	1,526,167
3.25% 11/10/24		1,650,000	1,658,892
Suburban Propane Partners 7.375% 8/1/21		350,000	368,375
Sunoco Logistics Partners Operations
3.45% 1/15/23		2,820,000	2,708,994
5.35% 5/15/45		1,050,000	1,065,588
Talisman Energy 5.50% 5/15/42		4,845,000	4,589,000
TransCanada PipeLines 6.35% 5/15/67 —		5,580,000	5,426,550
Williams 4.55% 6/24/24		1,835,000	1,709,725
Williams Partners 7.25% 2/1/17		2,815,000	3,104,252
Woodside Finance 144A 8.75% 3/1/19 #		3,040,000	3,769,551
YPF 7.732% 8/15/18 —		882,352	888,970

			137,467,608

Finance Companies – 0.88%
Aviation Capital Group 144A 6.75% 4/6/21 #		1,885,000	2,144,187
Corp Financiera de Desarrollo
144A 4.75% 2/8/22 #		630,000	656,775
144A 5.25% 7/15/29 #—		825,000	839,603
General Electric Capital
2.10% 12/11/19		795,000	794,582
3.45% 5/15/24		2,475,000	2,560,375
144A 3.80% 6/18/19 #		1,555,000	1,653,716
4.208% 12/6/21	SEK	2,000,000	299,197
4.25% 1/17/18	NZD	420,000	327,522
5.55% 5/4/20		1,295,000	1,491,801
6.00% 8/7/19		2,675,000	3,114,660
7.125% 12/15/49 —		4,100,000	4,786,750
Temasek Financial I 144A 2.375% 1/23/23 #		1,615,000	1,576,784

			20,245,952

Healthcare – 0.84%
Air Medical Group Holdings 9.25% 11/1/18		130,000	136,013
Community Health Systems
6.875% 2/1/22		990,000	1,053,731
7.125% 7/15/20		485,000	517,737

Diversified Income Series-16

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)
Healthcare (continued)
Crimson Merger Sub 144A 6.625% 5/15/22 #	1,318,000	$1,186,200
DaVita HealthCare Partners 5.125% 7/15/24	2,220,000	2,268,563
Fresenius Medical Care US Finance II 144A 5.875% 1/31/22 #	1,025,000	1,117,250
HCA
5.00% 3/15/24	40,000	41,200
7.50% 2/15/22	3,270,000	3,744,150
HCA Holdings 6.25% 2/15/21	1,555,000	1,659,963
Immucor 11.125% 8/15/19	992,000	1,076,320
Kinetic Concepts 10.50% 11/1/18	812,000	885,080
Omnicare
4.75% 12/1/22	60,000	61,050
5.00% 12/1/24	605,000	623,150
Par Pharmaceutical 7.375% 10/15/20	955,000	1,002,750
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	757,000	774,033
Tenet Healthcare 6.00% 10/1/20	2,008,000	2,161,271
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #	290,000	292,900
144A 6.375% 10/15/20 #	605,000	634,494

		19,235,855

Insurance – 1.70%
Allstate 5.75% 8/15/53 —	2,435,000	2,570,447
American International Group 8.175% 5/15/58 —	1,680,000	2,284,800
Berkshire Hathaway Finance 2.90% 10/15/20	2,260,000	2,320,437
Chubb 6.375% 3/29/67 —	3,050,000	3,285,003
Five Corners Funding Trust 144A 4.419% 11/15/23 #	5,200,000	5,508,688
Highmark
144A 4.75% 5/15/21 #	1,255,000	1,299,734
144A 6.125% 5/15/41 #	525,000	555,903
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	1,082,000	1,079,295
MetLife
3.60% 4/10/24	2,525,000	2,596,351
6.40% 12/15/36	110,000	123,200
6.817% 8/15/18	225,000	262,005
MetLife Capital Trust X 144A 9.25% 4/8/38 #	3,120,000	4,477,200
Onex USI Acquisition 144A 7.75% 1/15/21 #	195,000	191,100
Prudential Financial
4.50% 11/15/20	795,000	863,927
5.625% 6/15/43 —	1,765,000	1,813,185
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,885,000	1,890,757
144A 4.125% 11/1/24 #	3,755,000	3,854,425

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)
Insurance (continued)
Voya Financial 5.65% 5/15/53 —	2,135,000	$2,124,325
XL Group 6.50% 12/29/49 —	1,920,000	1,838,400

		38,939,182

Media – 0.92%
Altice 144A 7.75% 5/15/22 #	685,000	687,997
CCO Holdings 5.25% 9/30/22	1,165,000	1,166,456
CCOH Safari 5.75% 12/1/24	1,020,000	1,034,025
Cequel Communications Holdings I 144A 6.375% 9/15/20 #	1,165,000	1,211,600
CSC Holdings 144A 5.25% 6/1/24 #	1,669,000	1,681,517
DISH DBS 5.00% 3/15/23	1,889,000	1,832,330
Gray Television 7.50% 10/1/20	1,782,000	1,844,370
Lamar Media 5.00% 5/1/23	2,080,000	2,069,600
MDC Partners 144A 6.75% 4/1/20 #	1,090,000	1,126,787
Nielsen Luxembourg 144A 5.50% 10/1/21 #	640,000	656,000
Numericable-SFR 144A 6.00% 5/15/22 #	735,000	739,961
Sinclair Television Group
5.375% 4/1/21	1,968,000	1,963,080
6.125% 10/1/22	1,070,000	1,094,075
Unitymedia Hessen 144A 5.00% 1/15/25 #	515,000	517,575
Unitymedia KabelBW 144A 6.125% 1/15/25 #	1,325,000	1,371,375
Virgin Media Finance 144A 6.375% 4/15/23 #	2,005,000	2,110,263

		21,107,011

Real Estate Investment Trusts – 1.82%
Alexandria Real Estate Equities
3.90% 6/15/23	1,110,000	1,115,526
4.50% 7/30/29	1,205,000	1,237,214
4.60% 4/1/22	3,040,000	3,238,369
AvalonBay Communities 3.50% 11/15/24	1,615,000	1,617,792
Carey (W.P.) 4.60% 4/1/24	1,680,000	1,767,249
CBL & Associates
4.60% 10/15/24	3,825,000	3,881,250
5.25% 12/1/23	430,000	461,545
Corporate Office Properties
3.60% 5/15/23	1,750,000	1,684,475
5.25% 2/15/24	1,755,000	1,888,283
DDR
4.75% 4/15/18	2,230,000	2,383,892
7.50% 4/1/17	1,075,000	1,205,041
7.875% 9/1/20	1,845,000	2,278,066
Education Realty Operating Partnership 4.60% 12/1/24	2,190,000	2,246,857
Excel Trust 4.625% 5/15/24	1,240,000	1,289,171
Healthcare Trust of America Holdings 3.375% 7/15/21	1,130,000	1,129,595

Diversified Income Series-17

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Hospitality Properties Trust 4.50% 3/15/25	2,025,000	$2,042,492
Regency Centers
4.80% 4/15/21	1,995,000	2,175,214
5.875% 6/15/17	575,000	632,832
Trust F/1401 144A 5.25% 12/15/24 #	2,715,000	2,803,509
WEA Finance 144A 3.75% 9/17/24 #	6,655,000	6,766,944

		41,845,316

Services Cyclical – 0.54%
Activision Blizzard 144A 6.125% 9/15/23 #	1,183,000	1,277,640
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #	1,895,000	1,838,150
144A 10.75% 10/15/19 #	1,421,000	1,229,165
Ameristar Casinos 7.50% 4/15/21	1,235,000	1,293,650
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	772,000	683,220
Corrections Corp. of America 4.625% 5/1/23	1,071,000	1,036,193
Geo Group 5.875% 10/15/24	740,000	752,950
MGM Resorts International 6.00% 3/15/23	1,660,000	1,676,600
Service International 5.375% 5/15/24	703,000	720,575
United Rentals North America 5.75% 11/15/24	1,339,000	1,382,517
Wynn Las Vegas 5.375% 3/15/22	385,000	392,700

		12,283,360

Technology – 1.53%
Baidu 2.75% 6/9/19	1,970,000	1,965,398
BMC Software Finance 144A 8.125% 7/15/21 #	385,000	363,825
First Data
11.25% 1/15/21	2,543,000	2,892,663
11.75% 8/15/21	481,000	554,353
Ingram Micro 4.95% 12/15/24	1,740,000	1,742,812
Jabil Circuit 7.75% 7/15/16	330,000	355,163
Motorola Solutions 4.00% 9/1/24	3,075,000	3,099,674
National Semiconductor 6.60% 6/15/17	4,815,000	5,420,900
NCR 6.375% 12/15/23	818,000	854,810
NetApp 3.25% 12/15/22	2,030,000	2,005,614
NXP Funding 144A 5.75% 3/15/23 #	675,000	712,125
Oracle
3.40% 7/8/24	2,095,000	2,143,782
4.50% 7/8/44	1,545,000	1,682,343
Samsung Electronics America 144A 1.75% 4/10/17 #	3,005,000	3,015,773
Seagate HDD Cayman
144A 4.75% 1/1/25 #	1,990,000	2,054,096
144A 5.75% 12/1/34 #	2,655,000	2,808,355
Tencent Holdings 144A 3.375% 5/2/19 #	1,680,000	1,709,324

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Technology (continued)
Xerox 6.35% 5/15/18		1,560,000	$1,765,274

			35,146,284

Transportation – 1.27%
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 t		1,125,000	1,130,625
AP Moeller – Maersk
144A 2.55% 9/22/19 #		1,310,000	1,315,125
144A 3.75% 9/22/24 #		1,850,000	1,903,280
Brambles USA
144A 3.95% 4/1/15 #		980,000	986,827
144A 5.35% 4/1/20 #		910,000	1,015,200
Burlington Northern Santa Fe
3.40% 9/1/24		1,970,000	2,009,979
4.90% 4/1/44		2,840,000	3,206,053
ERAC USA Finance 144A 5.25% 10/1/20 #		6,435,000	7,253,867
Norfolk Southern 3.85% 1/15/24		1,825,000	1,922,482
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	21,100,000	1,400,058
Trinity Industries 4.55% 10/1/24		2,345,000	2,282,074
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 t		845,000	857,675
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 t		1,425,000	1,435,687
United Parcel Service 5.125% 4/1/19		2,180,000	2,451,595

			29,170,527

Utilities – 0.83%
AES
5.50% 3/15/24		1,103,000	1,124,839
7.375% 7/1/21		1,354,000	1,536,790
American Water Capital 3.40% 3/1/25		2,085,000	2,102,668
Calpine 5.375% 1/15/23		1,625,000	1,643,281
Comision Federal de Electricidad 144A 4.875% 1/15/24 #		1,420,000	1,487,450
Electricite de France
144A 4.60% 1/27/20 #		1,395,000	1,537,615
144A 5.25% 12/29/49 #•		4,020,000	4,130,550
Elwood Energy 8.159% 7/5/26		616,376	673,390
Saudi Electricity Global Sukuk 3 144A 5.50% 4/8/44 #		593,000	640,440
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #		1,300,000	1,306,789
144A 4.125% 5/7/24 #		2,785,000	2,933,711

			19,117,523

Total Corporate Bonds (cost $1,087,635,121)			1,110,277,609

Diversified Income Series-18

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Municipal Bonds – 0.31%
Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	920,000	$701,233
Series A-1 5.75% 6/1/47	1,010,000	842,401
New Jersey Transportation Trust Fund Series AA 5.00% 6/15/44	1,105,000	1,185,643
New York City, New York Series I 5.00% 8/1/22	745,000	894,134
New York State Thruway Authority Revenue Series A 5.00% 5/1/19	1,020,000	1,172,092
Oregon State Taxable Pension 5.892% 6/1/27	5,000	6,223
State of Maryland Local Facilities Series A 5.00% 8/1/21	1,055,000	1,277,552
Texas Private Activity Bond Surface Transportation Revenue (Senior Lien Note Mobility) 6.75% 6/30/43 (AMT)	780,000	950,438

Total Municipal Bonds (cost $6,553,120)		7,029,716

Non-Agency Asset-Backed Securities – 1.89%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	1,264,000	1,352,657
Ally Master Owner Trust Series 2013-2 A 0.611% 4/15/18 •	2,300,000	2,298,503
American Express Credit Account Master Trust Series 2013-2 A 0.581% 5/17/21 •	1,485,000	1,488,300
Applebee’s/IHOP Funding Series 2014-1 A2 144A 4.277% 9/5/44 #	2,985,000	2,994,770
ARL Second Series 2014-1A A1 144A 2.92% 6/15/44 #	1,939,564	1,926,765
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	1,480,000	1,532,823
Series 2013-1A A 144A 1.92% 9/20/19 #	1,750,000	1,731,751
Series 2014-1A A 144A 2.46% 7/20/20 #	2,005,000	2,011,254
BA Credit Card Trust Series 2014-A3 A 0.451% 1/15/20 •	1,745,000	1,744,686
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	627,855	630,714

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Chase Issuance Trust Series 2014-A8 A 0.411% 11/15/18 •	1,985,000	$1,985,181
Citibank Credit Card Issuance Trust Series 2014-A5 A5 2.68% 6/7/23	1,300,000	1,313,798
Discover Card Execution Note Trust
Series 2012-A6 A6 1.67% 1/18/22	2,715,000	2,665,334
Series 2014-A3 A3 1.22% 10/15/19	200,000	199,659
Ford Credit Auto Owner Trust
Series 2014-2 A 144A 2.31% 4/15/26 #	1,210,000	1,213,117
Series 2014-C A3 1.06% 5/15/19	1,705,000	1,700,076
Golden Credit Card Trust
Series 2012-5A A 144A 0.79% 9/15/17 #	985,000	985,910
Series 2014-2A A 144A 0.612% 3/15/21 #•	1,095,000	1,092,239
GreatAmerica Leasing Receivables Series 2013-1 B 144A 1.44% 5/15/18 #	205,000	206,201
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	3,223,800	3,160,607
M&T Bank Auto Receivables Trust Series 2013-1A A3 144A 1.06% 11/15/17 #	5,400,000	5,416,832
MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35 #•	12,399	12,382
Mid-State Trust XI Series 11 A1 4.864% 7/15/38	11,411	12,131
MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22 #	2,135,000	2,111,780
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20	2,125,000	2,117,246
Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15 #•	1,510,000	1,513,598

Total Non-Agency Asset-Backed Securities (cost $43,480,297)		43,418,314

Non-Agency Collateralized Mortgage Obligations – 0.32%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35 •	119,678	118,184
Bank of America Alternative Loan Trust Series 2005-1 2A1 5.50% 2/25/20	137,063	139,885

Diversified Income Series-19

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		18,878	$19,481
Series 2005-6 7A1 5.50% 7/25/20		136,472	137,646
ChaseFlex Trust Series 2006-1 A4 5.002% 6/25/36 •		1,490,000	1,296,838
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36		159,245	163,796
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.948% 11/25/36 f		1,800,000	1,798,081
Countrywide Home Loan Mortgage Pass Through Trust Series 2003-21 A1 2.599% 5/25/33 ¿•		139	139
GSR Mortgage Loan Trust Series 2006-AR1 3A1 2.788% 1/25/36 •		225,341	205,135
MASTR ARM Trust Series 2003-6 1A2 2.45% 12/25/33 •		9,955	9,901
Sequoia Mortgage Trust Series 2013-11 B1 144A 3.712% 9/25/43 #•		1,084,009	1,055,449
Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35 ¿		95,031	47,373
Washington Mutual Mortgage Pass Through Certificates Series 2006-AR14 2A1 1.928% 11/25/36 ¿•		1,091,211	922,551
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36		509,403	517,513
Series 2006-3 A11 5.50% 3/25/36		506,248	524,340
Series 2006-AR5 2A1 2.615% 4/25/36 •		413,042	394,803

Total Non-Agency Collateralized Mortgage Obligations (cost $6,831,948)			7,351,115

Regional Bonds – 0.14% Δ
Australia – 0.07%
New South Wales Treasury 4.00% 5/20/26	AUD	993,500	868,423
Queensland Treasury 144A 4.75% 7/21/25 #	AUD	616,000	571,036

			1,439,459

Canada – 0.07%
Province of Ontario Canada 3.45% 6/2/45	CAD	708,000	630,306

	Principal amount°		Value (U.S. $)

Regional Bonds Δ (continued)
Canada (continued)
Province of Quebec Canada 6.00% 10/1/29	CAD	896,000	$1,038,233

			1,668,539

Total Regional Bonds (cost $3,137,725)			3,107,998

Senior Secured Loans – 9.25% «
Air Medical Group Tranche B1 5.00% 6/30/18		688,762	689,623
Albertsons Holdings Tranche B4 5.50% 8/25/21		340,000	340,637
Albertson’s Holdings Tranche B4 1st Lien 5.50% 8/25/21		3,455,000	3,461,478
Albertsons Tranche B 1st Lien 4.75% 3/21/19		586,091	583,649
Amaya Gaming 1st Lien 5.00% 8/1/21		1,625,925	1,616,576
Amaya Gaming 2nd Lien 8.00% 8/1/22		860,000	853,550
Applied Systems 1st Lien 4.25% 1/23/21		3,302,640	3,252,275
Applied Systems 2nd Lien 7.50% 1/23/22		2,756,276	2,733,308
Ashland Water 1st Lien 4.25% 7/31/21		832,913	816,775
Ashland Water 2nd Lien 7.75% 7/31/22		665,000	650,037
Atkore International 2nd Lien 7.75% 10/9/21		825,000	808,500
Avast Software 1st Lien 5.00% 3/20/20		1,583,313	1,571,438
Axalta Coating Systems U.S. Holdings 1st Lien 3.75% 2/1/20		1,035,674	1,011,724
Azure Midstream Tranche B 6.50% 11/15/18		741,871	671,394
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20		2,515,000	2,481,467
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		603,141	593,843
Borgata Tranche B 1st Lien 6.75% 8/15/18		660,000	657,855
Bowie Recourse Tranche B 1st Lien 6.75% 8/12/20		912,625	903,499
Bway Holding Tranche B 1st Lien 5.50% 8/14/20		2,024,825	2,016,600
Cable & Wireless Communications
5.50% 11/6/16		1,045,000	1,045,000
6.50% 11/6/16		835,000	832,913
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		4,551,071	4,224,909
Calpine Construction Finance Tranche B 3.00% 5/3/20		526,510	510,386
CBS Outdoor Tranche B 3.00% 1/31/21		2,530,000	2,475,605
Charter Communications Tranche B 1st Lien 4.25% 9/12/21		2,400,000	2,415,166

Diversified Income Series-20

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Chrysler Group Tranche B 1st Lien
3.25% 12/31/18	5,096,488	$5,063,044
3.50% 5/24/17	558,034	557,336
Citycenter Holdings Tranche B 1st Lien 4.25% 10/28/20	643,405	639,585
Clear Channel Communications Tranche B 3.81% 1/29/16	11,025,235	10,911,543
Clear Channel Communications Tranche D 6.91% 1/30/19	1,010,000	954,135
Clear Channel Communications Tranche E 1st Lien 7.66% 7/30/19	455,343	437,699
Community Health Systems Tranche D 4.25% 1/27/21	6,364,571	6,360,154
Crown Castles Operating Tranche B2 3.00% 1/31/21	1,178,043	1,159,931
DaVita Healthcare Partners Tranche B 3.50% 6/24/21	2,089,500	2,072,709
Drillships Financing Holding Tranche B1 6.00% 3/31/21	6,216,058	4,957,306
Dynegy Tranche B2 4.00% 4/23/20	2,082,085	2,061,264
Emdeon 1st Lien 3.75% 11/2/18	1,487,898	1,464,959
Energy Transfer Equity 1st Lien 3.25% 12/2/19	265,000	257,713
Fieldwood Energy 2nd Lien 8.375% 9/30/20	1,960,000	1,443,540
First Data Tranche B 1st Lien 4.16% 3/24/21	4,439,831	4,388,498
Flint Group 1st Lien 4.75% 4/8/21	1,433,790	1,396,153
Flint Group 2nd Lien 8.25% 4/8/22	745,000	707,750
Flint Group Tranche C 1st Lien 4.75% 4/8/21	237,022	230,800
Flying Fortress 1st Lien 3.50% 6/30/17	282,500	279,675
Fortescue Resources 1st Lien 3.75% 6/30/19	1,245,229	1,137,569
Gardner Denver 1st Lien 4.25% 7/30/20	791,803	744,172
Gates Global 1st Lien 4.25% 7/3/21	1,042,388	1,016,514
Gentiva Health Services Tranche B 6.50% 10/18/19	2,602,061	2,605,314
Gentiva Health Services Tranche C 5.75% 10/18/18	438,108	437,561
Global Cash Access Tranche B 6.25% 12/19/20	3,660,000	3,589,849
Goodpack 1st Lien 4.75% 9/9/21	2,035,000	2,029,913
Goodpack 2nd Lien 8.00% 9/9/22	370,000	369,306
HD Supply Tranche B 4.00% 6/28/18	1,576,617	1,564,464
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	8,209,430	8,125,283
Hostess Brands 1st Lien 6.75% 3/20/20	2,181,731	2,225,366
Houghton International 1st Lien 4.00% 12/20/19	406,700	400,599

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Houghton International 2nd Lien 9.50% 12/21/20	570,000	$570,000
Hunstman International Tranche B 1st Lien 3.75% 10/1/21	2,440,000	2,404,925
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,768,427	1,755,164
Immucor Tranche B2 5.00% 8/19/18	3,465,615	3,435,291
Ineos U.S. Finance Tranche B 3.75% 5/4/18	2,432,700	2,367,973
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	1,210,813	1,196,183
KIK Custom Products 1st Lien 5.50% 4/29/19	1,944,462	1,917,726
Kinetic Concepts Tranche E1 4.00% 5/4/18	551,379	546,324
Landry’s Tranche B 4.00% 4/24/18	1,585,181	1,577,751
Level 3 Financing Tranche B 4.00% 1/15/20	1,345,000	1,339,395
Lightower Fiber Networks 4.00% 4/13/20	320,199	314,596
LTS Buyer 2nd Lien 8.00% 4/1/21	1,509,825	1,488,435
Mauser Holdings 2nd Lien 8.25% 7/31/22	1,475,000	1,438,125
MGM Resorts International 3.50% 12/20/19	355,337	347,564
Michael Stores Tranche B 1st Lien 3.75% 1/28/20	719,050	706,916
Moxie Liberty Tranche B 7.50% 8/21/20	3,255,000	3,222,450
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	1,795,000	1,801,731
National Vision 4.00% 3/13/21	937,644	909,515
NEP Broadcasting 2nd Lien 9.50% 7/22/20	1,619,286	1,594,996
NEP Tranche B 1st Lien 4.25% 1/22/20	243,166	239,923
New Albertsons 1st Lien 4.75% 6/27/21	1,077,300	1,063,498
Numericable 4.50% 5/21/20	4,178,783	4,170,425
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	3,615,217	3,615,217
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/25/21	2,567,475	2,082,864
Pabst Blue Ribbon 1st Lien 5.75% 11/13/21	1,665,000	1,651,472
Pabst Blue Ribbon 2nd Lien 9.25% 11/13/22	625,000	617,187
Pacific Drilling Tranche B 4.50% 6/3/18	623,418	514,320
Panda Stonewall Tranche B 6.50% 11/13/21	1,815,000	1,844,494
Panda Temple Power II Tranche B 1st Lien 7.25% 4/3/19	1,452,000	1,477,410
Polymer Group Tranche B 5.25% 12/19/19	3,143,264	3,115,760

Diversified Income Series-21

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
PQ 1st Lien 4.00% 8/7/17	2,350,515	$2,308,206
Prestige Brands Tranche B 1st Lien 4.50% 9/3/21	965,278	965,881
PVH Tranche B 1st Lien 3.25% 2/13/20	700,481	702,084
Quickrete 2nd Lien 7.00% 3/30/21	804,632	801,614
Republic of Angola (Unsecured) 6.57% 12/16/23	4,385,000	4,395,963
Reynolds Group 1st Lien 4.00% 12/1/18	1,822,986	1,794,176
Rite Aid 2nd Lien 5.75% 8/21/20	730,000	734,106
Royalty Pharma (RPI Finance Trust) Tranche B4 1st Lien 3.50% 12/11/20	620,000	619,741
Santander Asset Management Tranche B 4.25% 11/26/20	3,291,750	3,287,635
Scientific Games International 6.00% 10/18/20	2,311,650	2,284,199
Scientific Games International Tranche B2 1st Lien 6.00% 10/1/21	2,530,000	2,498,375
Sensus 4.75% 5/9/17	1,480,821	1,451,205
Sensus 2nd Lien 8.50% 5/9/18	735,000	703,763
Sinclair Broadcasting Tranche B1 1st Lien 3.50% 7/30/21	985,000	976,381
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	1,163,017	1,151,387
Sprouts Farmers 4.00% 4/23/20	2,364,413	2,362,935
Stena 1st Lien 4.00% 3/3/21	3,970,000	3,513,450
Styrolution Group Tranche B 1st Lien 6.50% 9/30/19	835,000	810,994
Supervalu 1st Lien 4.50% 3/21/19	1,216,722	1,198,092
Surgical Care Affiliates Tranche C 4.00% 6/30/18	236,400	234,627
TransDigm Tranche C 3.75% 2/28/20	1,527,688	1,504,135
United Continental Tranche B 3.50% 4/1/19	712,313	703,587
Univision Communications 1st Lien 4.00% 3/1/20	491,203	481,072
Univision Communications Tranche C4 4.00% 3/1/20	3,631,370	3,558,743
US Airways Tranche B1 3.50% 5/23/19	662,350	651,090
US Airways Tranche B2 3.00% 11/23/16	234,630	233,310
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	1,911,183	1,878,932
Valeant Pharmaceuticals International Tranche BE 3.50% 8/5/20	1,816,701	1,803,454
Vantage Drilling Tranche B 1st Lien
5.00% 10/25/17	1,614,306	1,318,351
5.75% 3/28/19	1,979,849	1,489,011
Varsity Brands Tranche B 1st Lien 6.00% 12/15/21	1,450,000	1,448,187
Wide Open West Finance 4.75% 4/1/19	2,962,238	2,949,278

		Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		3,501,079	$3,475,731
Ziggo Tranche B 2nd Lien 3.50% 1/15/22		413,447	403,111
Ziggo Tranche B 3rd Lien 3.50% 2/1/22		679,972	662,973
Ziggo Tranche B1 1st Lien 3.25% 1/15/22		641,581	625,541

Total Senior Secured Loans (cost $217,629,143)			212,116,861

Sovereign Bonds – 2.44% Δ
Brazil – 0.19%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	1,814,000	617,237
10.00% 1/1/21	BRL	11,632,000	3,741,805

			4,359,042

Chile – 0.11%
Chile Government International Bond 5.50% 8/5/20	CLP	1,494,000,000	2,593,637

			2,593,637

Colombia – 0.30%
Colombia Government International Bond
4.00% 2/26/24		2,400,000	2,460,000
4.375% 3/21/23	COP	4,246,000,000	1,566,496
5.625% 2/26/44		1,850,000	2,090,500
9.85% 6/28/27	COP	1,688,000,000	890,043

			7,007,039

Costa Rica – 0.04%
Costa Rica Government International Bond 5.625% 4/30/43		1,000,000	832,500

			832,500

Guatemala – 0.09%
Guatemala Government Bond 144A 5.75% 6/6/22 #		1,930,000	2,098,393

			2,098,393

Hungary – 0.10%
Hungary Government International Bond 5.375% 3/25/24		2,120,000	2,300,200

			2,300,200

Iceland – 0.08%
Republic of Iceland 144A 5.875% 5/11/22 #		1,595,000	1,790,241

			1,790,241

Indonesia – 0.25%
Indonesia Government 7.875% 4/15/19	IDR	21,055,000,000	1,714,916
Indonesia Government International Bond 144A 3.375% 4/15/23 #		2,512,000	2,386,400

Diversified Income Series-22

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

		Principal amount°	Value (U.S. $)
Sovereign Bonds Δ (continued)
Indonesia (continued)
Indonesia Government International Bond 144A 5.875% 1/15/24 #		1,407,000	$1,593,427

			5,694,743

Kazakhstan – 0.06%
Kazakhstan Government International Bond 144A 4.875% 10/14/44 #		1,421,000	1,303,767

			1,303,767

Mexico – 0.11%
Mexican Bonos
6.50% 6/10/21	MXN	1,519,100	108,646
6.50% 6/9/22	MXN	21,932,000	1,562,289
10.00% 12/5/24	MXN	10,143,000	902,169

			2,573,104

Norway – 0.04%
Kommunalbanken AS 5.00% 3/28/19	NZD	208,000	167,059
Norway Government Bond
2.00% 5/24/23	NOK	1,227,000	171,863
3.75% 5/25/21	NOK	4,563,000	706,210

			1,045,132

Pakistan – 0.13%
Pakistan Government International Bond 144A 7.25% 4/15/19 #		3,006,000	3,064,617

			3,064,617

Peru – 0.09%
Republic of Peru 144A 5.70% 8/12/24 #	PEN	5,990,000	2,007,218

			2,007,218

Philippines – 0.14%
Philippine Government International Bond
3.90% 11/26/22	PHP	75,000,000	1,645,361
6.25% 1/14/36	PHP	60,000,000	1,512,560

			3,157,921

Poland – 0.05%
Poland Government Bond
2.228% 7/25/16 ^	PLN	996,000	273,686
4.00% 10/25/23	PLN	1,431,000	455,501
5.25% 10/25/17	PLN	1,106,000	340,668

			1,069,855

Portugal – 0.03%
Portugal Government International Bond 144A 5.125% 10/15/24 #		600,000	630,911

			630,911

Republic of Korea – 0.13%
Inflation-Linked Korea Treasury Bond 1.125% 6/10/23	KRW	3,263,494,729	2,881,618

			2,881,618

		Principal amount°	Value (U.S. $)
Sovereign Bonds Δ (continued)
Senegal – 0.05%
Senegal Government International Bond 144A 6.25% 7/30/24 #		1,200,000	$1,149,240

			1,149,240

Slovenia – 0.05%
Slovenia Government International Bond 144A 5.25% 2/18/24 #		950,000	1,048,563

			1,048,563

South Africa – 0.24%
Republic of South Africa
6.75% 3/31/21	ZAR	22,760,000	1,885,733
8.00% 1/31/30	ZAR	32,916,000	2,765,246
South Africa Government International Bond 5.375% 7/24/44		729,000	771,373

			5,422,352

Sweden – 0.04%
Swedish Government Bond 2.50% 5/12/25	SEK	6,900,000	1,021,834

			1,021,834

United Kingdom – 0.05%
United Kingdom Gilt Inflation-Linked 0.125% 3/22/24	GBP	685,654	1,176,210

			1,176,210

Zambia – 0.07%
Zambia Government International Bond 144A 8.50% 4/14/24 #		1,500,000	1,645,613

			1,645,613

Total Sovereign Bonds (cost $58,368,229)			55,873,750

Supranational Banks – 0.39%
European Bank for Reconstruction & Development 6.00% 3/3/16	INR	105,900,000	1,673,047
Inter-American Development Bank 7.25% 7/17/17	IDR	19,370,000,000	1,557,655
International Bank for Reconstruction & Development
0.232% 4/17/19 •		1,507,000	1,510,323
2.50% 11/25/24		1,507,000	1,527,989
2.985% 9/24/18 •	AUD	1,183,000	966,772
4.625% 10/6/21	NZD	2,112,000	1,690,713

Total Supranational Banks (cost $9,158,397)			8,926,499

U.S. Treasury Obligations – 5.83%
U.S. Treasury Bond
3.00% 11/15/44		1,375,000	1,445,469
3.125% 8/15/44		76,430,000	82,299,595
U.S. Treasury Notes
1.50% 11/30/19		355,000	352,781
2.25% 11/15/24		29,725,000	29,929,359

Diversified Income Series-23

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

U.S. Treasury Obligations (continued)
U.S. Treasury Notes 2.375% 8/15/24 ¥	19,370,000	$19,730,166

Total U.S. Treasury Obligations (cost $127,439,699)		133,757,370

	Number of shares

Common Stock – 0.00%
Adelphia Recovery Trust =†	1	0
Century Communications =†	2,500,000	0

Total Common Stock (cost $75,684)		0

Convertible Preferred Stock – 0.49%
Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	14,000	706,300
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	23,675	420,970
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	483	556,476
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	727	746,084
Dominion Resources 6.125% exercise price $65.21, expiration date 4/1/16	13,828	829,818
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	7,610	776,220
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	14,850	779,625
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	802	320,800
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	825	1,122,206
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	714	949,620
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	26,238	1,233,186
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	25,500	1,232,160
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	9,763	409,436
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	3,928	208,145
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	813	987,998

Total Convertible Preferred Stock (cost $12,569,427)		11,279,044

Preferred Stock – 0.59%
Alabama Power 5.625%	69,530	1,741,727
Ally Financial 144A 7.00% #	5,500	5,525,266

	Number of shares	Value (U.S. $)

Preferred Stock (continued)
Integrys Energy Group 6.00% •	89,450	$2,388,315
National Retail Properties 5.70%	51,425	1,247,056
Public Storage 5.20%	48,200	1,106,190
Regions Financial 6.375% •	60,500	1,536,700

Total Preferred Stock (cost $13,111,056)		13,545,254

	Principal amount°
Short-Term Investments – 13.87%
Discount Notes – 11.15%≠
Federal Home Loan Bank
0.065% 1/14/15	67,082,057	67,081,855
0.065% 1/21/15	44,739,493	44,739,269
0.065% 2/25/15	36,085,075	36,084,245
0.065% 3/5/15	40,964,753	40,963,360
0.067% 1/16/15	16,060,905	16,060,841
0.08% 2/20/15	34,046,497	34,045,816
0.08% 3/18/15	6,285,663	6,285,399
0.085% 3/27/15	10,395,412	10,394,924

		255,655,709

Repurchase Agreements – 2.72%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $38,711,084 (collateralized by U.S. government obligations 0.875%-4.625% 10/15/17-2/15/40 market value $39,485,249)	38,711,019	38,711,019
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $12,903,716 (collateralized by U.S. government obligations 1.25%-3.875% 8/31/15-8/15/44 market value $13,161,748)	12,903,673	12,903,673
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $10,734,338 (collateralized by U.S. government obligations 0.875%-1.75% 8/15/17-5/15/23 market value $10,948,995)	10,734,308	10,734,308

		62,349,000

Total Short-Term Investments (cost $317,989,971)		318,004,709

Diversified Income Series-24

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

Total Value of Securities – 111.80% (cost $2,534,546,315)	$2,564,067,176

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2014, the aggregate value of Rule 144A securities was $454,620,929, which represents 19.82% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2014, the aggregate value of illiquid securities was $776,220, which represents 0.03% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At Dec. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
—	Variable rate security. The rate shown is the rate as of Dec. 31, 2014. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2014.

The following foreign currency exchange contracts and futures contracts were outstanding at Dec. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(3,480,098)	USD	3,022,733	1/9/15	$183,158
BAML	CAD	(2,740,024)	USD	2,407,830	1/9/15	50,167
BAML	EUR	4,096,159	USD	(5,136,443)	1/9/15	(179,391)
BAML	JPY	(224,146,890)	USD	1,997,230	1/9/15	125,606
BAML	NZD	(6,931,487)	USD	5,465,616	1/9/15	63,775
BAML	PHP	(141,466,737)	USD	3,159,150	1/9/15	1,833
BNP	AUD	(2,617,134)	USD	2,272,308	1/9/15	136,866
BNP	NOK	(6,767,290)	USD	963,519	1/9/15	56,857
DB	EUR	(2,126,053)	USD	2,577,500	1/9/15	4,612
DB	MXN	(55,398,718)	USD	3,846,351	1/9/15	93,664
DB	NZD	(2,954,617)	USD	2,300,628	1/9/15	(1,963)
HSBC	EUR	(3,047,541)	USD	3,688,500	1/9/15	456
HSBC	GBP	(2,632,862)	USD	4,116,456	1/9/15	13,698
JPMC	KRW	(1,486,120,440)	USD	1,349,583	1/9/15	(8,535)
JPMC	SEK	(7,024,260)	USD	946,609	1/9/15	45,527
TD	BRL	(4,285,254)	USD	1,630,304	1/9/15	21,840
TD	JPY	177,414,637	USD	(1,526,010)	1/9/15	(44,599)
TD	ZAR	(55,997,409)	USD	4,805,083	1/9/15	(29,912)
UBS	COP	(4,297,436,360)	USD	1,856,344	1/9/15	57,124

						$590,783

Diversified Income Series-25

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(668)	U.S. Treasury 5 yr Notes	$(79,474,450)	$(79,445,031)	4/1/15	$29,419
390	U.S. Treasury 10 yr Notes	49,506,485	49,450,781	3/24/15	(55,704)
246	U.S. Treasury Long Bond	35,146,643	35,562,375	3/24/15	415,732

		$5,178,678			$389,447

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – Banque Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

COP – Colombian Peso

DB – Deutsche Bank

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

HSBC – Hong Kong Shanghai Bank

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

MASTR – Mortgage Asset Securitization Transactions, Inc.

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PIK – Pay-in-Kind

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – United States Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-26

Delaware VIP® Trust—Delaware VIP Diversified Income Series

Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$2,246,062,467
Short-term investments, at value[2]	318,004,709
Foreign currencies, at value[3]	2,131,894
Cash	1,796,526
Receivable for securities sold	178,358,048
Dividends and interest receivable	17,939,935
Unrealized gain on foreign currency exchange contracts	855,183
Receivable for series shares sold	138,514
Variation margin due from broker on futures contracts	50,125
Swap interest receivable	9,415

Total assets	2,765,346,816

Liabilities:
Payable for securities purchased	469,289,792
Investment management fees payable	1,133,840
Other accrued expenses	506,080
Distribution fees payable	383,819
Payable for series shares redeemed	328,161
Unrealized loss on foreign currency exchange contracts	264,400
Other affiliates payable	53,477
Trustees’ fees and expenses payable	5,732
Other liabilities	2,064

Total liabilities	471,967,365

Total Net Assets	$2,293,379,451

Net Assets Consist of:
Paid-in capital	$2,176,398,508
Undistributed net investment income	64,194,683
Accumulated net realized gain on investments	22,370,998
Net unrealized appreciation of investments, foreign currencies, and derivatives	30,415,262

Total Net Assets	$2,293,379,451

Net Asset Value:
Standard Class:
Net assets	$473,568,561
Shares of beneficial interest outstanding, unlimited authorization, no par	43,671,046
Net asset value per share	$10.84

Service Class:
Net assets	$1,819,810,890
Shares of beneficial interest outstanding, unlimited authorization, no par	168,905,448
Net asset value per share	$10.77

[1]Investments, at cost	$2,216,556,344
[2]Short-term investments, at cost	317,989,971
[3]Foreign currencies, at cost	2,158,916

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-27

Delaware VIP® Trust —

Delaware VIP Diversified Income Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Interest	$81,652,392
Dividends	1,383,366
Foreign tax withheld	(7,024)

83,028,734

Expenses:
Management fees	12,872,397
Distribution expenses – Service Class	5,099,181
Accounting and administration expenses	732,365
Reports and statements to shareholders	384,412
Legal fees	232,710
Dividend disbursing and transfer agent fees and expenses	196,268
Custodian fees	133,543
Trustees’ fees and expenses	100,397
Audit and tax	45,521
Registration fees	33,371
Other	102,185

19,932,350
Less waived distribution expenses – Service Class	(849,863)

Total operating expenses	19,082,487

Net Investment Income	63,946,247

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,487,954
Foreign currencies	(905,094)
Foreign currency exchange contracts	(87,574)
Futures contracts	123,102
Swap contracts	(575,967)

Net realized gain	41,042,421

Net change in unrealized appreciation (depreciation) of:
Investments*	6,125,096
Foreign currencies	(172,909)
Foreign currency exchange contracts	661,391
Futures contracts	(5,503,777)
Swap contracts	(24,054)

Net change in unrealized appreciation (depreciation)	1,085,747

Net Realized and Unrealized Gain	42,128,168

Net Increase in Net Assets Resulting from Operations	$106,074,415

* Includes $2,064 capital gains taxes accrued.

Delaware VIP Trust —

Delaware VIP Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$63,946,247	$59,461,370
Net realized gain (loss)	41,042,421	(26,766,088)
Net change in unrealized appreciation (depreciation)	1,085,747	(64,177,899)

Net increase (decrease) in net assets resulting from operations	106,074,415	(31,482,617)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(11,296,162)	(12,459,646)
Service Class	(33,464,619)	(32,822,947)
Net realized gain:
Standard Class	—	(7,236,179)
Service Class	—	(21,271,523)

	(44,760,781)	(73,790,295)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	35,659,748	27,338,708
Service Class	256,890,236	164,612,473

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,685,264	13,613,535
Service Class	33,464,619	54,094,470

	333,699,867	259,659,186

Cost of shares redeemed:
Standard Class	(74,209,993)	(56,445,119)
Service Class	(53,617,151)	(123,593,099)

	(127,827,144)	(180,038,218)

Increase in net assets derived from capital share transactions	205,872,723	79,620,968

Net Increase (Decrease) in Net Assets	267,186,357	(25,651,944)
Net Assets:
Beginning of year	2,026,193,094	2,051,845,038

End of year	$2,293,379,451	$2,026,193,094

Undistributed net investment income	$64,194,683	$42,394,727

See accompanying notes, which are an integral part of the financial statements. Diversified Income Series-28

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class
	Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$10.530	$11.070	$11.020	$11.280	$10.980

Income (loss) from investment operations:
Net investment income[1]	0.333	0.331	0.376	0.426	0.521
Net realized and unrealized gain (loss)	0.221	(0.460)	0.384	0.256	0.345

Total from investment operations	0.554	(0.129)	0.760	0.682	0.866

Less dividends and distributions from:
Net investment income	(0.244)	(0.260)	(0.359)	(0.475)	(0.539)
Net realized gain	—	(0.151)	(0.351)	(0.467)	(0.027)

Total dividends and distributions	(0.244)	(0.411)	(0.710)	(0.942)	(0.566)

Net asset value, end of period	$10.840	$10.530	$11.070	$11.020	$11.280

Total return[2]	5.32%	(1.26% )	7.20%	6.39%	8.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$473,568	$489,953	$531,992	$517,362	$659,032
Ratio of expenses to average net assets	0.67%	0.67%	0.68%	0.68%	0.70%
Ratio of net investment income to average net assets	3.09%	3.10%	3.43%	3.87%	4.68%
Portfolio turnover	252%	260%	216%	233%	237%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-29

Delaware VIP® Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class
	Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$10.470	$11.000	$10.960	$11.220	$10.920

Income (loss) from investment operations:
Net investment income[1]	0.305	0.303	0.347	0.396	0.491
Net realized and unrealized gain (loss)	0.212	(0.449)	0.376	0.258	0.351

Total from investment operations	0.517	(0.146)	0.723	0.654	0.842

Less dividends and distributions from:
Net investment income	(0.217)	(0.233)	(0.332)	(0.447)	(0.515)
Net realized gain	—	(0.151)	(0.351)	(0.467)	(0.027)

Total dividends and distributions	(0.217)	(0.384)	(0.683)	(0.914)	(0.542)

Net asset value, end of period	$10.770	$10.470	$11.000	$10.960	$11.220

Total return[2]	4.98%	(1.42% )	6.87%	6.15%	7.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,819,811	$1,536,240	$1,519,853	$1,299,943	$1,100,754
Ratio of expenses to average net assets	0.92%	0.92%	0.93%	0.93%	0.95%
Ratio of expenses to average net assets prior to fees waived	0.97%	0.97%	0.98%	0.98%	1.00%
Ratio of net investment income to average net assets	2.84%	2.85%	3.18%	3.62%	4.43%
Ratio of net investment income to average net assets prior to fees waived	2.79%	2.80%	3.13%	3.57%	4.38%
Portfolio turnover	252%	260%	216%	233%	237%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-30

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At Dec. 31, 2014, the Series received $308,000 as cash collateral for TBA transactions.

Diversified Income Series-31

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) which are due to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2014, the Series was charged $105,505 for these services.

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $165,306 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fee from Jan.1, 2014 through Dec. 31, 2014* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

Diversified Income Series-32

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $59,718 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$4,311,409,228
Purchases of U.S. government securities	1,235,310,956
Sales other than U.S. government securities	4,076,858,929
Sales of U.S. government securities	1,215,116,660

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$2,536,828,659	$61,499,755	$(34,261,238)	$27,238,517

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates,yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Diversified Income Series-33

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$653,385,535	$1,092,239	$654,477,774
Corporate Debt	—	1,145,948,201	—	1,145,948,201
Foreign Debt	—	67,908,247	—	67,908,247
Municipal Bonds	—	7,029,716	—	7,029,716
Senior Secured Loans[1]	—	206,487,386	5,629,475	212,116,861
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	7,703,072	3,575,972	—	11,279,044
Preferred Stock[1]	8,019,988	5,525,266	—	13,545,254
U.S. Treasury Obligations	—	133,757,370	—	133,757,370
Short-Term Investments	—	318,004,709	—	318,004,709

Total	$15,723,060	$2,541,622,402	$6,721,714	$2,564,067,176

Foreign Currency Exchange Contracts	$—	$590,783	$—	$590,783
Futures Contracts	389,447	—	—	389,447

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	—	99.83%	0.17%	100.00%
Senior Secured Loans	—	97.35%	2.65%	100.00%
Convertible Preferred Stock	68.30%	31.70%	—	100.00%
Preferred Stock	59.21%	40.79%	—	100.00%

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary income	$44,760,781	$63,677,969
Long-term capital gains	—	10,112,326

Total	$44,760,781	$73,790,295

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Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,176,398,508
Undistributed ordinary income	81,337,936
Undistributed long-term capital gains	10,977,301
Other temporary differences	(2,545,939)
Unrealized appreciation	27,211,645

Net assets	$2,293,379,451

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, contingent payment debt instruments, and amortization on convertible bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, contingent payment debt instruments, amortization on convertible bonds, and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2014, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$2,614,490	$(2,614,490)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2014,there were no capital loss carryforwards incurred that will be carried forward under the Act.

For federal income tax purposes, $8,921,684 of short-term capital loss carryforward from prior years was utilized in the year ended Dec. 31, 2014.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	3,305,111	2,538,239
Service Class	23,958,929	15,466,074
Shares issued upon reinvestment of dividends and distributions:
Standard Class	725,710	1,259,346
Service Class	3,175,011	5,027,367

	31,164,761	24,291,026

Shares redeemed:
Standard Class	(6,871,531)	(5,332,227)
Service Class	(4,999,730)	(11,833,232)

	(11,871,261)	(17,165,459)

Net increase	19,293,500	7,125,567

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow

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Notes to financial statements (continued)

7. Line of Credit (continued)

up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operated substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. At Dec. 31, 2014, the Series received $522,000 in securities as collateral for certain open foreign currency exchange contracts.

During the year ended Dec. 31, 2014, the Series used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are demominated in foreign currencies.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $785,000 in securities as collateral for certain open futures contracts, which is presented on the “Schedule of investments.”

During the year ended Dec. 31, 2014, the Series used futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts

During the year ended Dec. 31, 2014, the Series entered into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated

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Notes to financial statements (continued)

8. Derivatives (continued)

by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

There were no transactions in options written during the year ended Dec. 31, 2014.

During the year ended Dec. 31, 2014, the Series used purchased options contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2014, the Series entered into CDS contracts as a purchaser of protection to hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended Dec. 31, 2014, the Series did not enter into any CDS contracts as seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2014, the Series used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at Dec. 31, 2014.

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Notes to financial statements (continued)

8. Derivatives (continued)

Fair values of derivative instruments as of Dec. 31, 2014 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$855,183		Unrealized loss on foreign currency contracts	$(264,400)
Interest rate contracts (Futures contracts)	Variation margin due from broker on futures contracts	445,151	*	Variation margin due from broker on futures contracts	(55,704)*

Total		$1,300,334			$(320,104)

*

Includes cumulative appreciation/(depreciation) of futures contracts from the date the contracts are opened through Dec. 31, 2014. Only current day variation margin is reported on the Series’ “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2014 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(87,574)	$—	$—	$(87,574)
Interest rate contracts	—	123,102	—	123,102
Credit contracts	—	—	(575,967)	(575,967)

Total	$(87,574)	$123,102	$(575,967)	$(540,439)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$661,391	$—	$—	$661,391
Interest rate contracts	—	(5,503,777)	—	(5,503,777)
Credit contracts	—	—	(24,054)	(24,054)

Total	$661,391	$(5,503,777)	$(24,054)	$(4,866,440)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2014:

		Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	15,932,370	USD	35,462,851
Futures contracts (average notional value)		62,028,687		116,146,596
Options contracts (average notional value)		510		—
Swap contracts (average notional value)*		5,768,817		—
	EUR	222,688		—

*	Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is

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Notes to financial statements (continued)

9. Offsetting (continued)

limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$424,539	$(179,391)	$245,148
BNP Paribas	193,723	—	193,723
Deutsche Bank	98,276	(1,963)	96,313
Hong Kong Shanghai Bank	14,154	—	14,154
JPMorgan Chase Bank	45,527	(8,535)	36,992
Toronto Dominion Bank	21,840	(74,511)	(52,671)
Union Bank of Switzerland	57,124	—	57,124

Total	$855,183	$(264,400)	$590,783

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$245,148	$(245,148)	$—	$—	$—	$—
BNP Paribas	193,723	(164,924)	—	—	—	28,799
Deutsche Bank	96,313	—	—	—	—	96,313
Hong Kong Shanghai Bank	14,154	—	—	—	—	14,154
JPMorgan Chase Bank	36,992	—	—	—	—	36,992
Toronto Dominion Bank	(52,671)	—	—	—	—	(52,671)
Union Bank of Switzerland	57,124	—	—	—	—	57,124

Total	$590,783	$(410,072)	$—	$—	$—	$180,711

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$38,711,019	$(38,711,019)	$—	$—
Bank of Montreal	12,903,673	(12,903,673)	—	—
BNP Paribas	10,734,308	(10,734,308)	—	—

Total	$62,349,000	$(62,349,000)	$—	$—

(a)Net amount represents the net receivable/(payable) that would be due from/(to) the counterparty in an event of default.

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Notes to financial statements (continued)

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

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Notes to financial statements (continued)

11. Credit and Market Risk (continued)

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

Diversified Income Series-42

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Diversified Income Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

Lipper currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the general bond funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes: one, consisting of all underlying variable insurance product core plus bond funds, and the other, consisting of all underlying variable insurance product general bond funds. When compared to other intermediate core plus bond funds, the Lipper report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. When compared to other general bond funds, the Lipper report comparison showed that the Series’ total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s

Diversified Income Series-43

Delaware VIP® Diversified Income Series

Other Series information (Unaudited) (continued)

objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

When compared to other core plus bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other general bond/global income/high yield funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Series in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale.The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the third breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Diversified Income Series-44

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Diversified Income Series-45

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series-46

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPDIVINC [12/14] BNY 20266 (2/15)(13922)	Diversified Income Series-47

Delaware VIP® Trust
Delaware VIP Emerging Markets Series
Annual report
December 31, 2014

Investments in Delaware VIP® Emerging Markets Series are not and will not be deposits with or liabilities of Macquarie Bank Limited

ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP Emerging Markets Series returned -8.06% for Standard Class shares and -8.26% for Service Class shares (both returns reflect reinvestment of all dividends). The Series underperformed its benchmark, the MSCI Emerging Markets Index, which returned -1.82% (gross) and -2.19% (net) for the same period.

Emerging market equities trended slightly upward throughout much of the fiscal year until December, when the swift drop in oil prices ignited a sharp selloff. Performance across countries varied significantly. Elections drove market performance in India, where the Bharatiya Janata Party’s unexpectedly strong showing provided a boost to equities, and in Brazil, where the re-election of incumbent President Dilma Rousseff disappointed investors seeking change. In Russia, equities declined as oil prices slid and tensions with Ukraine led to economic sanctions imposed by the United States and the European Union.

In South Korea, the Series benefited from its overweight positions in wireless telecommunications operator SK Telecom and paints and building materials manufacturer KCC. Shares of SK Telecom rose as subscribers upgraded to higher-value 4G LTE services. Shares of KCC advanced on a recovery in the domestic housing market.

In Israel, the Series’ overweight position in global generic drug manufacturer Teva Pharmaceutical Industries rose when the U.S. approved a higher-dosage version of its drug Copaxone.

In China, the Series’ large overweight position in internet search provider Baidu contributed to performance, but that was offset by declines in online media company SINA and internet company Sohu.com. SINA has faced regulatory challenges, while Sohu.com’s gaming business slowed. The Series’ large underweight position in the Chinese financials sector further detracted from performance.

The Series’ overweight allocation to Russia detracted from overall relative performance. Economic sanctions directly affected Russia’s largest bank Sberbank. Yandex, Russia’s largest local language search-engine provider, declined as the company’s sales and earnings are denominated in rubles, which depreciated sharply against the U.S. dollar.

Among sectors, healthcare contributed the most to Series performance, primarily due to the position in Teva Pharmaceutical. The industrials sector was also positive due to the Series’ holdings in KCC in South Korea.

The Series underperformed primarily due to unfavorable stock selection in Russia, China, and India.

The technology sector detracted from performance, mainly due to the Series’ positions in SINA and Sohu.com. The Series’ underweight position in the financials sector also dragged on performance, particularly in China.

Despite the current difficult environment, we remain positive about emerging market economies over the long term. In our view, urbanization, technology, and policy reforms represent critical drivers for income and consumption growth, and we believe economic growth in emerging markets has the potential to exceed growth in developed markets. Furthermore, we believe that valuations for emerging market equities appear inexpensive within the context of these economies’ long-term growth potential.

Over the short term, we believe that equity markets may remain volatile. Key factors to monitor include the following:

•	Policy reforms in China, India, and Brazil that may stimulate growth

•	Economic conditions in China, including the health of the property and banking sectors

•	Geopolitical tensions in the Middle East, Russia, and China

•	Movements in U.S. interest rates, which have the potential to affect fund flows and currencies.

We recognize that emerging markets consist of many different countries at different stages of development, each with its own unique set of circumstances. Moreover, we believe that individual company fundamentals and valuations matter more than macroeconomics and politics in determining long-term investment performance. In this vein, our strategy is to construct a portfolio on a stock-by-stock basis, with the objective of investing in companies with what we view as sustainable franchises that trade at significant discounts to our estimate of their intrinsic value.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Emerging Markets Series-1

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series
Average annual total returns
For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 1, 1997)	-8.06%	+5.04%	+1.95%	+7.90%	+7.62%

Service Class shares (commenced operations on May 1, 2000)	-8.26%	+4.79%	+1.71%	+7.63%	+10.58%

MSCI Emerging Markets Index (gross)	-1.82%	+4.41%	+2.11%	+8.78%	n/a

MSCI Emerging Markets Index (net)	-2.19%	+4.04%	+1.78%	+8.43%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.66%, while total operating expenses for Standard Class and Service Class shares were 1.41% and 1.71%, respectively. The management fee for Standard Class and Service Class shares was 1.25%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

Emerging Markets Series-2

Delaware VIP Emerging Markets Series Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
– – MSCI Emerging Markets Index (gross)	$10,000	$23,205
--- MSCI Emerging Markets Index (net)	$10,000	$22,460
— Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$21,390

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-3

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Disclosure of Series expenses For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$875.40	1.39%	$6.57
Service Class	1,000.00	874.70	1.64%	7.75
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.20	1.39%	$7.07
Service Class	1,000.00	1,016.94	1.64%	8.34

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-4

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Security type / country and sector allocations As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / country	Percentage of net assets

Common Stock by Country	90.63%
Argentina	3.17%
Bahrain	0.12%
Brazil	11.98%
Chile	0.95%
China	19.97%
India	5.00%
Indonesia	0.42%
Israel	3.23%
Malaysia	1.52%
Mexico	7.35%
Peru	0.23%
Poland	0.69%
Republic of Korea	15.44%
Russia	4.47%
South Africa	3.76%
Taiwan	7.89%
Thailand	1.10%
Turkey	1.13%
United Kingdom	0.30%
United States	1.91%

Exchange-Traded Fund	0.54%

Preferred Stock by Country	5.43%
Brazil	1.72%
Republic of Korea	2.13%
Russia	1.58%

Participation Notes	0.00%

Short-Term Investments	3.54%

Total Value of Securities	100.14%

Liabilities Net of Receivables and Other Assets	(0.14%)

Total Net Assets	100.00%

Common stock, preferred stock and Participation notes by sector²	Percentage of net assets

Consumer Discretionary	6.32%
Consumer Staples	9.40%
Energy	15.66%
Financials	13.91%
Healthcare	3.23%
Industrials	3.06%
Information Technology	24.04%
Materials	6.63%
Telecommunication Services	12.94%
Utilities	0.87%

Total	96.06%

²Narrowindustries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Emerging Markets Series-5

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Schedule of investments December 31, 2014

	Number of shares	Value (U.S. $)
Common Stock – 90.63% r
Argentina – 3.17%
Arcos Dorados Holdings	449,841	$2,433,640
Cresud ADR @†	326,451	3,293,887
Grupo Clarin Class B GDR 144A #@=	209,100	2,341,861
IRSA Inversiones y Representaciones ADR @	363,112	5,581,031
Pampa Energia ADR †	44,500	445,890
YPF ADR	106,800	2,826,996

		16,923,305

Bahrain – 0.12%
Aluminum Bahrain ADR @	91,200	622,914

		622,914

Brazil – 11.98%
AES Tiete	319,936	1,847,984
America Latina Logistica	578,435	1,101,366
B2W Cia Digital †	826,120	6,975,779
Banco Santander Brasil ADR	476,000	2,389,520
Brasil Foods ADR	341,500	7,974,025
Braskem ADR	78,499	1,013,422
Centrais Eletricas Brasileiras	711,800	1,553,505
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	71,690	2,640,343
Cia Siderurgica Nacional ADR	380,000	790,400
Cyrela Brazil Realty Empreendimentos e Participacoes	266,900	1,110,786
Fibria Celulose ADR †	450,000	5,458,500
Gerdau @	389,400	1,178,091
Gerdau ADR	444,900	1,579,395
Hypermarcas †	553,000	3,464,704
Itau Unibanco Holding ADR	605,000	7,871,050
JBS	393,784	1,659,598
Petroleo Brasileiro ADR	488,906	3,569,014
Telefonica Brasil ADR	43,563	770,194
Tim Participacoes ADR	500,000	11,105,000

		64,052,676

Chile – 0.95%
Sociedad Quimica y Minera de Chile ADR	212,100	5,064,948

		5,064,948

China – 19.97%
Baidu ADR †	120,000	27,356,400
Bank of China	13,346,000	7,491,378
China Construction Bank	7,118,000	5,814,384
China Mengniu Dairy	724,000	2,981,432
China Mobile ADR	200,000	11,764,000
China Petroleum & Chemical	2,260,000	1,830,402
China Petroleum & Chemical ADR	42,234	3,421,376
China Unicom Hong Kong ADR	236,692	3,183,507
First Pacific	3,185,195	3,145,665
Fosun International	131,708	171,694
Hollysys Automation Technologies †	129,100	3,153,913

	Number of shares	Value (U.S. $)
Common Stock r (continued)
China (continued)
Kunlun Energy	4,622,900	$4,363,227
PetroChina Class H	3,000,000	3,330,561
PetroChina ADR	40,000	4,438,400
Shanda Games ADR †	813,579	4,621,129
SINA †	110,000	4,115,100
Sohu.com †	200,000	10,636,000
Tianjin Development Holdings	35,950	26,454
Tom Group †	4,890,004	959,035
Travelsky Technology	3,700,441	3,984,141

		106,788,198

India – 5.00%
Cairn India	473,000	1,804,891
Indiabulls Infrastructure and Power GDR †	131,652	6,253
Indiabulls Real Estate GDR †	44,628	48,689
Reliance Communications †	1,194,362	1,508,167
Reliance Industries	800,000	11,265,247
Reliance Industries GDR 144A #	430,000	12,000,639
Sify Technologies ADR	91,200	121,296

		26,755,182

Indonesia – 0.42%
Tambang Batubara Bukit Asam Persero	2,241,097	2,244,741

		2,244,741

Israel – 3.23%
Teva Pharmaceutical Industries ADR	300,000	17,253,000

		17,253,000

Malaysia – 1.52%
Hong Leong Bank	1,549,790	6,196,501
UEM Sunrise	4,748,132	1,902,940

		8,099,441

Mexico – 7.35%
America Movil ADR	210,742	4,674,258
Cemex ADR †	450,000	4,585,500
Empresas ICA †	1,105,736	1,349,756
Fomento Economico Mexicano ADR †	98,307	8,653,965
Grupo Financiero Banorte Class O	754,700	4,153,561
Grupo Lala	606,200	1,168,108
Grupo Televisa ADR	432,500	14,730,950

		39,316,098

Peru – 0.23%
Cia de Minas Buenaventura ADR	125,440	1,199,206

		1,199,206

Poland – 0.69%
Jastrzebska Spolka Weglowa †	26,987	126,966
Polski Koncern Naftowy Orlen	261,369	3,574,281

		3,701,247

Republic of Korea – 15.44%
CJ	45,695	6,501,727
Hite Jinro	150,000	3,166,950

Emerging Markets Series-6

Delaware VIP® Emerging Markets Series Schedule of investments (continued)

	Number of shares	Value (U.S. $)
Common Stock r (continued)
Republic of Korea (continued)
KB Financial Group ADR	165,996	$5,414,790
KCC	3,272	1,550,268
KT	99,830	2,836,978
LG Display ADR †	188,309	2,852,881
LG Electronics	62,908	3,386,504
Lotte Chilsung Beverage	8	10,922
Lotte Confectionery	2,904	4,728,408
Samsung Electronics	14,009	16,926,015
Samsung Life Insurance	71,180	7,574,660
SK Communications †	95,525	578,673
SK Hynix †	120,000	5,153,758
SK Telecom	16,491	4,053,646
SK Telecom ADR	660,000	17,826,600

		82,562,780

Russia – 4.47%
Chelyabinsk Zinc Plant GDR @†	69,200	392,136
Enel OGK-5 GDR	15,101	9,299
Etalon Group GDR 144A #=	354,800	709,600
Gazprom ADR	783,900	3,608,800
LUKOIL ADR (London International Exchange)	133,500	5,281,888
MegaFon GDR	234,178	3,191,233
Mobile TeleSystems ADR	154,402	1,108,606
Sberbank @=	3,308,402	3,128,984
Surgutneftegas ADR	294,652	1,247,155
Volga Territorial Generation =	25,634	484
VTB Bank GDR	861,186	1,923,287
VTB Bank OJSC	411,634,850	469,904
Yandex Class A †	158,700	2,850,252

		23,921,628

South Africa – 3.76%
ArcelorMittal South Africa †	374,610	855,502
Impala Platinum Holdings †	135,751	887,412
Sasol	76,270	2,847,415
Sasol ADR	65,127	2,472,872
Standard Bank Group	287,970	3,550,172
Sun International	168,124	1,859,455
Tongaat-Hulett	182,915	2,729,497
Vodacom Group	444,868	4,924,006

		20,126,331

Taiwan – 7.89%
Formosa Chemicals & Fibre	2,128,998	4,480,837
Hon Hai Precision Industry	957,322	2,639,565
MediaTek	394,678	5,728,721
Mitac Holdings @	6,600,000	4,856,905
President Chain Store	890,000	6,863,561
Taiwan Semiconductor Manufacturing	2,375,864	10,450,597
United Microelectronics	6,688,461	3,099,793
United Microelectronics ADR	889,700	2,019,619
Walsin Lihwa †	6,477,100	2,028,375

		42,167,973

	Number of shares	Value (U.S. $)
Common Stock r (continued)
Thailand – 1.10%
Bangkok Bank – Foreign	638,091	$3,792,123
PTT Exploration & Production	617,051	2,101,238

		5,893,361

Turkey – 1.13%
Turkcell Iletisim Hizmetleri †	368,462	2,246,660
Turkiye Sise ve Cam Fabrikalari	2,450,732	3,803,194

		6,049,854

United Kingdom – 0.30%
Anglo American ADR	92,815	845,545
Griffin Mining @†	1,642,873	756,908

		1,602,453

United States – 1.91%
Avon Products	241,200	2,264,868
Yahoo †	157,300	7,945,223

		10,210,091

Total Common Stock (cost $503,171,477)		484,555,427

Exchange-Traded Fund – 0.54%
iShares MSCI Turkey	53,000	2,878,430

Total Exchange-Traded Fund (cost $2,460,260)		2,878,430

Preferred Stock – 5.43% r
Brazil – 1.72%
Braskem Class A 3.79%	288,768	1,901,577
Centrais Eletricas Brasileiras Class B 20.26%	233,700	719,347
Petroleo Brasileiro ADR Class A 13.95%	403,795	3,060,766
Vale Class A 9.45%	489,400	3,541,359

		9,223,049

Republic of Korea – 2.13%
CJ 1.27%	28,030	1,937,276
Samsung Electronics 1.43%	9,995	9,447,762

		11,385,038

Russia – 1.58%
AK Transneft =†	3,887	8,437,190

		8,437,190

Total Preferred Stock (cost $28,454,111)		29,045,277

Emerging Markets Series-7

Delaware VIP® Emerging Markets Series Schedule of investments (continued)

	Number of shares	Value (U.S. $)
Participation Notes – 0.00%
Lehman Indian Oil
CW 12 LEPO 144A =†	100,339	$0
Lehman Oil & Natural Gas CW 12 LEPO =†	146,971	0

Total Participation Notes (cost $4,952,197)		0

	Principal amount°
Short-Term Investments – 3.54%
Repurchase Agreements – 3.54%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $11,755,071 (collateralized by U.S. government obligations 0.875%-4.625% 10/15/17-2/15/40 market value $11,990,156)	11,755,052	11,755,052
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $3,918,364 (collateralized by U.S. government obligations 1.25%-3.875% 8/31/15-8/15/44 market value $3,996,718)	3,918,351	3,918,351

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $3,259,607 (collateralized by U.S. government obligations 0.875%-1.75% 8/15/17-5/15/23 market value $3,324,790)	3,259,597	$3,259,597
		18,933,000

Total Short-Term Investments (cost $18,933,000)		18,933,000

Total Value of Securities – 100.14% (cost $557,971,045)	$535,412,134

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2014, the aggregate value of Rule 144A securities was $15,052,100, which represents 2.82% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2014, the aggregate value of illiquid securities was $22,152,717, which represents 4.14% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2014, the aggregate value of fair valued securities was $14,618,119, which represents 2.73% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
r	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 5 in “Security type / country and sector allocations.”

Summary of Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LEPO – Low Exercise Price Option

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-8

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$516,479,134
Short-term investments, at value[2]	18,933,000
Foreign currencies, at value[3]	124,117
Cash	43,351
Dividends and interest receivable	206,827
Receivable for series shares sold	181,666

Total assets	535,968,095

Liabilities:
Payable for series shares redeemed	225,452
Investment management fees payable	564,656
Capital gain tax payable	216,420
Other accrued expenses	202,352
Distribution fees payable	76,928
Other affiliates payable	11,779
Trustees’ fees and expenses payable	1,361

Total liabilities	1,298,948

Total Net Assets	$534,669,147

Net Assets Consist of:
Paid-in capital	$545,795,157
Undistributed net investment income	1,881,603
Accumulated net realized gain on investments	9,823,072
Net unrealized depreciation of investments and derivatives	(22,830,685)

Total Net Assets	$534,669,147

Standard Class:
Net assets	$172,199,698
Shares of beneficial interest outstanding, unlimited authorization, no par	8,810,494
Net asset value per share	$19.54

Service Class:
Net assets	$362,469,449
Shares of beneficial interest outstanding, unlimited authorization, no par	18,607,432
Net asset value per share	$19.48
[1]Investments, at cost	$539,038,045
[2]Short-term investments, at cost	18,933,000
[3]Foreign currencies, at cost	135,725

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Statement of operations Year ended December 31, 2014	Delaware VIP Trust — Delaware VIP Emerging Markets Series Statements of changes in net assets

Investment Income:
Dividends	$12,732,372
Interest	1,052
Foreign tax withheld	(1,175,058)

11,558,366

Expenses:
Management fees	7,161,726
Distribution expenses - Service Class	1,188,779
Custodian fees	326,411
Accounting and administration expenses	191,504
Reports and statements to shareholders	84,997
Legal fees	58,918
Dividend disbursing and transfer agent fees and expenses	51,542
Audit and tax	45,639
Trustees’ fees and expenses	26,277
Registration fees	1,040
Other	23,004

9,159,837
Less waived distribution expenses - Service Class	(198,130)

Total operating expenses	8,961,707

Net Investment Income	2,596,659

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,699,462
Foreign currencies	(35,240)
Foreign currency exchange contracts	(30,010)

Net realized gain	10,634,212

Net change in unrealized appreciation (depreciation) of:
Investments	(57,911,884)
Deferred capital gain tax	(203,588)
Foreign currencies	(28,304)
Foreign currency exchange contracts	1,139

Net change in unrealized appreciation (depreciation)	(58,142,637)

Net Realized And Unrealized Loss	(47,508,425)

Net Decrease in Net Assets Resulting from Operations	$(44,911,766)

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,596,659	$2,727,159
Net realized gain	10,634,212	17,633,635
Net change in unrealized appreciation (depreciation)	(58,142,637)	32,855,535

Net increase (decrease) in net assets resulting from operations	(44,911,766)	53,216,329

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,159,471)	(2,500,835)
Service Class	(1,618,866)	(5,775,615)

Net realized gain:
Standard Class	(678,506)	—
Service Class	(1,522,505)	—

	(4,979,348)	(8,276,450)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	36,995,920	35,100,194
Service Class	40,873,772	33,525,531

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,837,977	2,500,835
Service Class	3,141,371	5,775,615

	82,849,040	76,902,175

Cost of shares redeemed:
Standard Class	(25,758,626)	(16,309,714)
Service Class	(54,234,727)	(54,142,991)

	(79,993,353)	(70,452,705)

Increase in net assets derived from capital share transactions	2,855,687	6,449,470

Net Increase (Decrease) in Net Assets	(47,035,427)	51,389,349

Net Assets:
Beginning of year	581,704,574	530,315,225

End of year	$534,669,147	$581,704,574

Undistributed net investment income	$1,881,603	$2,128,531

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$21.470	$19.840	$17.510	$22.190	$18.870

Income (loss) from investment operations:
Net investment income[1]	0.133	0.138	0.205	0.228	0.352
Net realized and unrealized gain (loss)	(1.849)	1.839	2.316	(4.526)	3.115

Total from investment operations	(1.716)	1.977	2.521	(4.298)	3.467

Less dividends and distributions from:
Net investment income	(0.135)	(0.347)	(0.191)	(0.382)	(0.147)
Net realized gain	(0.079)	—	—	—	—

Total dividends and distributions	(0.214)	(0.347)	(0.191)	(0.382)	(0.147)

Net asset value, end of period	$19.540	$21.470	$19.840	$17.510	$22.190

Total return[2]	(8.06% )	10.14%	14.44%	(19.78% )	18.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$172,200	$175,134	$140,966	$160,142	$266,238
Ratio of expenses to average net assets	1.38%	1.41%	1.40%	1.39%	1.40%
Ratio of net investment income to average net assets	0.62%	0.68%	1.11%	1.11%	1.84%
Portfolio turnover	5%	16%	22%	16%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

Delaware VIP® Emerging Markets Series Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$21.400	$19.780	$17.450	$22.130	$18.830

Income (loss) from investment operations:
Net investment income[1]	0.079	0.087	0.158	0.174	0.304
Net realized and unrealized gain (loss)	(1.836)	1.834	2.312	(4.520)	3.108

Total from investment operations	(1.757)	1.921	2.470	(4.346)	3.412

Less dividends and distributions from:
Net investment income	(0.084)	(0.301)	(0.140)	(0.334)	(0.112)
Net realized gain	(0.079)	—	—	—	—

Total dividends and distributions	(0.163)	(0.301)	(0.140)	(0.334)	(0.112)

Net asset value, end of period	$19.480	$21.400	$19.780	$17.450	$22.130

Total return[2]	(8.26% )	9.86%	14.19%	(20.00% )	18.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$362,469	$406,571	$389,349	$345,392	$360,118
Ratio of expenses to average net assets	1.63%	1.66%	1.65%	1.64%	1.65%
Ratio of expenses to average net assets prior to fees waived	1.68%	1.71%	1.70%	1.69%	1.70%
Ratio of net investment income to average net assets	0.37%	0.43%	0.86%	0.86%	1.59%
Ratio of net investment income to average net assets prior to fees waived	0.32%	0.38%	0.81%	0.81%	1.54%
Portfolio turnover	5%	16%	22%	16%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included in the “Statement of operations” under “Net realized and unrealized gain or loss on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The Series is an investment company in conformity with U.S.GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Emerging Markets Series-13

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

During the year ended Dec. 31, 2014, the Series frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Series maintains a negative cash balance and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not maintain a negative cash balance. The Series is required to pay interest to the custodian on negative cash balances. During the year ended Dec. 31, 2014, the Series had an average outstanding overdraft balance equal to 8.73% of its average net assets.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administrative oversight to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2014, the Series was charged $27,577 for these services.

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series charged $43,198 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services. These amounts are included in the “Statement of operations” under “Legal fees.” For the year ended Dec. 31, 2014, the Series was charged $16,295 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Emerging Markets Series-14

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$27,480,102
Sales	47,979,136

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$560,484,496	$130,043,357	$(155,115,719)	$(25,072,362)

U.S.GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction betweenmarket participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Emerging Markets Series-15

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$14,581,444	$2,341,861	$—	$16,923,305
Bahrain	—	622,914	—	622,914
Brazil	64,052,676	—	—	64,052,676
Chile	5,064,948	—	—	5,064,948
China	72,689,825	34,098,373	—	106,788,198
India	121,296	26,633,886	—	26,755,182
Indonesia	—	2,244,741	—	2,244,741
Israel	17,253,000	—	—	17,253,000
Malaysia	6,196,501	1,902,940	—	8,099,441
Mexico	39,316,098	—	—	39,316,098
Peru	1,199,206	—	—	1,199,206
Poland	—	3,701,247	—	3,701,247
Republic of Korea	26,094,271	56,468,509	—	82,562,780
Russia	3,958,858	19,962,770	—	23,921,628
South Africa	3,328,374	16,797,957	—	20,126,331
Taiwan	2,019,619	40,148,354	—	42,167,973
Thailand	2,101,238	3,792,123	—	5,893,361
Turkey	—	6,049,854	—	6,049,854
United Kingdom	845,545	756,908	—	1,602,453
United States	10,210,091	—	—	10,210,091
Exchange-Traded Fund	2,878,430	—	—	2,878,430
Preferred Stock[1]	9,223,049	19,822,228	—	29,045,277
Participation Notes	—	—	—	—
Short-Term Investments	—	18,933,000	—	18,933,000

Total	$281,134,469	$254,277,665	$—	$535,412,134

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 31.75% and 68.25%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

As a result of utilizing international fair value pricing at Dec. 31, 2014, a portion of the portfolio was categorized as Level 2.

The securities that have been deemed worthless in the schedule of investments are considered to be Level 3 investments.

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

Emerging Markets Series-16

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

4. Dividend and Distribution Information (continued)

	Year ended 12/31/14	Year ended 12/31/13
Ordinary income	$2,778,337	$8,276,450
Long-term capital gain	2,201,011	—

	$4,979,348	$8,276,450

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$545,795,157
Undistributed ordinary income	4,224,987
Undistributed long-term capital gains	9,993,139
Unrealized depreciation	(25,344,136)

Net assets	$534,669,147

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of unrealized gain on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these classification. For the year ended Dec. 31, 2014, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(65,250)	$65,250

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	1,764,844	1,726,011
Service Class	1,979,120	1,664,779
Shares issued upon reinvestment of dividends and distributions:
Standard Class	87,690	127,920
Service Class	150,089	295,882

	3,981,743	3,814,592

Shares redeemed:
Standard Class	(1,197,736)	(804,915)
Service Class	(2,516,287)	(2,654,102)

	(3,714,023)	(3,459,017)

Net increase	267,720	355,575

7. Line of Credit

The Series, along with certain other funds in the Delaware Investment® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

Emerging Markets Series-17

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

7. Line of Credit (continued)

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2014, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2014, the Series held foreign currency risk which is disclosed in the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2014.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (Average cost)	$59,910	$60,291

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Emerging Markets Series-18

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

9. Offsetting (continued)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$11,755,052	$(11,755,052)	$—	$—
Bank of Montreal	3,918,351	(3,918,351)	—	—
BNP Paribas	3,259,597	(3,259,597)	—	—

Total	$18,933,000	$(18,933,000)	$—	$—

(a)	Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. During the year ended Dec. 31, 2014, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

Emerging Markets Series-19

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

11. Credit and Market Risk (continued)

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ 10% limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified in the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-20

Delaware VIP® Trust—Delaware VIP Emerging Markets Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

Emerging Markets Series-21

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Emerging Market Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

Emerging Markets Series-22

Delaware VIP® Emerging Markets Series Other Series information (Unaudited) (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2015 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
44.20%	55.80%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $780,960. The gross foreign source income earned during the fiscal year 2014 by the Series was $12,627,654.

Emerging Markets Series-23

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Emerging Markets Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments

OFFICERS David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPEM [12/14] BNY 20267 (2/15) (13922)	Emerging Markets Series-26

Delaware VIP® Trust
Delaware VIP High Yield Series
Annual report

December 31, 2014

Investments in Delaware VIP® High Yield Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP High Yield Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP High Yield Series Standard Class shares returned

-0.29%, and Service Class shares returned -0.54%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +2.51%.

Despite significant fluctuations in the macroeconomic and geopolitical environment, high yield securities remained among the strongest-performing sectors of the domestic bond market during the Series’ fiscal year. However, those fluctuations triggered abrupt changes to investor sentiment that were reflected in heightened volatility across the entire fixed income asset class. In particular, the sudden drop in the price of oil during the fourth quarter led to a marked increase in volatility and an overall decline in the Series performance for the year.

Evidence accumulated early in the Series’ fiscal year that the U.S. economy was picking up steam after years of subpar growth. The U.S. Federal Reserve had pledged to keep benchmark interest rates at virtually zero for “a considerable time,” and the central bank’s third bond-buying program was in full swing. With financial markets awash in liquidity, risk assets of all types (including equities, high yield bonds, real estate, and currencies) became primary beneficiaries.

Subsequent events called into question whether a normal recovery was indeed under way. Unusually fierce winter weather across much of the United States caused consumers to pull back. Overseas, geopolitical unrest in Ukraine and a lingering economic slowdown in China were cause for concern. Yet, against that troubling backdrop, high yield bonds continued to perform well, with many investors drawn to the sector by low default rates, strengthened balance sheets, reasonable spreads, and a clear income advantage over government and investment grade corporate debt.

The global search for yield was even strong enough to overcome a burst of new issuance by below-investment-grade companies. However, economic and geopolitical worries caused relative strength within high yield to switch to higher-rated credits.

The positive correlation between performance and credit quality held firm during the final three months of the Series’ fiscal year amid rising nominal yields and expanding credit spreads. Investors became cautious due to renewed Russia-Ukraine tensions, the rise of the Islamic State of Iraq and Syria (ISIS) in the Middle East, the looming end to Fed bond buying, a secular growth slowdown in China, and tepid economic conditions in Europe. Those negative macroeconomic factors were exacerbated by weak technical conditions, as retail investors redeemed mutual fund shares while the supply of high yield debt expanded sharply.

The Series underperformed the index as a result of our overweighting in energy-related issues. The nearly 50% decline in oil prices between June 2014 and the end of the fiscal year cut cash flows for high yield energy names and threatened the viability of their capital structures. As a result, energy bond prices fell dramatically during the fourth quarter of 2014, and while we reduced the Series’ energy exposure during this period, poor trading liquidity exacerbated the cost of exiting these positions. This combination of energy sector declines and the cost of rebalancing the Series’ portfolio during the fourth quarter accounts for the Series’ underperformance versus the index during the fiscal year.

The Series’ exposure to basic industry and technology issues contributed to relative performance, while energy and utility exposure detracted from performance.

    At the individual security level, the Series benefited from its holdings in First Data (transaction processing), Salix Pharmaceuticals (drug manufacturing), Nuveen Investments (investment management), Ally Financial (financial services), and United Rentals (equipment rental). Detracting from relative performance were positions in Hercules Offshore (contract energy drilling), Samson International (energy exploration and production), Arch Coal (coal mining), Halcon Resources (energy exploration and production), and Quiksilver (outdoor sports retailer). We sold Salix Pharmaceuticals, Nuveen Investments, Ally Financial, Hercules Offshore, Samson International, and Quiksilver prior to the end of the fiscal year, but they were performance drivers plus or minus during the period.

As the fiscal year ended, nearly half of the Series’ assets were invested in B-rated securities, the middle rung on the sub-investment-grade credit ladder. From a sector standpoint, the largest share of Series assets was in basic industry, an allocation representing a slight overweight to the benchmark. Overall, we believe the Series is positioned to anticipate a renewed bout of volatility, given the historical tendency of securities’ underwriters to book gains before year end amid a seasonal erosion of liquidity. Longer term, however, we continue to view the current moderate-growth, low-inflation environment as potentially favorable for high yield securities.

With respect to derivatives, the Series had positions in Treasury futures (representing a little more than 4% of Series assets) to hedge against rate risk, and a position in a credit protection instrument to hedge against spread widening.

These positions did not have a material effect on the Series’ performance (that is, greater than 50 basis points), and were liquidated prior to year-end 2014.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.	High Yield Series-1

Delaware VIP® Trust — Delaware VIP High Yield Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series
Average annual total returns
For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-0.29%	+8.67%	+8.66%	+7.44%	+7.13%

Service Class shares (commenced operations on May 1, 2000)	-0.54%	+8.35%	+8.39%	+7.17%	+6.60%

BofA Merrill Lynch U.S. High Yield Constrained Index	+2.51%	+8.36%	+8.85%	+7.61%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The contractual waiver period was April 30, 2013 through April 30, 2015.

High Yield Series-2

Delaware VIP High Yield Series

Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
– –BofA Merrill Lynch U.S. High Yield Constrained Index	$10,000	$20,830
— Delaware VIP High Yield Series (Standard Class)	$10,000	$20,490

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the BofA Merrill Lynch U.S. High Yield Constrained Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

High Yield Series-3

Delaware VIP® Trust — Delaware VIP High Yield Series

Disclosure of Series expenses

For the six-month period July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$945.00	0.76%	$3.73
Service Class	1,000.00	944.80	1.01%	4.95
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.37	0.76%	$3.87
Service Class	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

High Yield Series-4

Delaware VIP® Trust — Delaware VIP High Yield Series

Security type / sector allocation

As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	86.90%
Automobiles	1.84%
Banking	4.16%
Basic Industry	11.33%
Capital Goods	5.48%
Consumer Cyclical	2.95%
Consumer Non-Cyclical	3.70%
Energy	10.50%
Financials	0.41%
Healthcare	6.08%
Insurance	2.70%
Media	11.68%
Services	6.39%
Technology & Electronics	5.23%
Telecommunications	10.46%
Utilities	3.99%
Senior Secured Loans	6.67%
Common Stock	0.00%
Convertible Preferred Stock	0.01%
Preferred Stock	2.00%
Short-Term Investments	2.70%
Total Value of Securities	98.28%
Receivables and Other Assets Net of Liabilities	1.72%
Total Net Assets	100.00%

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series

Schedule of investments

December 31, 2014

	Principal amount°	Value (U.S. $)

Corporate Bonds – 86.90%
Automobiles – 1.84%
General Motors
4.875% 10/2/23	790,000	$849,250
6.25% 10/2/43	1,120,000	1,343,552
International Automotive Components Group 144A 9.125% 6/1/18 #	2,299,000	2,413,950
Meritor
6.25% 2/15/24	645,000	657,900
6.75% 6/15/21	1,075,000	1,128,750

		6,393,402

Banking – 4.16%
Bank of America 6.50% 10/23/49 •	1,800,000	1,836,720
Barclays Bank 7.625% 11/21/22	2,015,000	2,207,029
Credit Suisse Group 144A 7.50% 12/11/49 #•	1,820,000	1,897,350
HSBC Holdings 6.375% 12/29/49 •	1,755,000	1,774,744
JPMorgan Chase 6.75% 8/29/49 •	2,010,000	2,130,600
Lloyds Banking Group 7.50% 4/30/49 •	1,885,000	1,922,700
Popular 7.00% 7/1/19	2,680,000	2,693,400

		14,462,543

Basic Industry – 11.33%
AK Steel
7.625% 5/15/20	1,984,000	1,855,040
7.625% 10/1/21	875,000	805,000
ArcelorMittal 6.125% 6/1/18	700,000	748,125
Arch Coal 144A 8.00% 1/15/19 #	1,735,000	971,600
Builders FirstSource 144A 7.625% 6/1/21 #	1,975,000	2,029,313
Cemex 144A 7.25% 1/15/21 #	2,330,000	2,446,500
CPG Merger Sub 144A 8.00% 10/1/21 #	1,810,000	1,855,250
First Quantum Minerals
144A 6.75% 2/15/20 #	1,110,000	1,010,100
144A 7.00% 2/15/21 #	1,110,000	1,004,550
144A 7.25% 5/15/22 #	830,000	749,075
FMG Resources August 2006 144A 6.875% 4/1/22 #	2,782,000	2,326,447
Grace (W.R.)
144A 5.125% 10/1/21 #	700,000	719,250
144A 5.625% 10/1/24 #	695,000	727,144
Hardwoods Acquisition 144A 7.50% 8/1/21 #	1,225,000	1,212,750
INEOS Group Holdings 144A 6.125% 8/15/18 #	315,000	303,975
JMC Steel Group 144A 8.25% 3/15/18 #	1,435,000	1,368,631
Kissner Milling 144A 7.25% 6/1/19 #	1,515,000	1,518,787
KLX 144A 5.875% 12/1/22 #	1,680,000	1,701,000
LSB Industries 7.75% 8/1/19	1,300,000	1,358,500
Lundin Mining 144A 7.875% 11/1/22 #	1,770,000	1,774,425
New Gold 144A 6.25% 11/15/22 #	1,890,000	1,861,650
Nortek 8.50% 4/15/21	1,250,000	1,343,750
NOVA Chemicals 144A 5.00% 5/1/25 #	660,000	656,700
Polymer Group 144A 6.875% 6/1/19 #	2,050,000	1,975,687

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Basic Industry (continued)
Ryerson
9.00% 10/15/17	1,310,000	$1,349,300
11.25% 10/15/18	363,000	388,410
Steel Dynamics 144A 5.50% 10/1/24 #	1,100,000	1,130,250
TPC Group 144A 8.75% 12/15/20 #	2,145,000	2,096,737
Tupy Overseas 144A 6.625% 7/17/24 #	725,000	699,625
Wise Metals Group 144A 8.75% 12/15/18 #	815,000	859,825
Wise Metals Intermediate Holdings 144A 9.75% 6/15/19 #	535,000	570,444

		39,417,840

Capital Goods – 5.48%
Accudyne Industries 144A 7.75% 12/15/20 #	2,035,000	1,933,250
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	1,880,000	1,800,100
BWAY Holding 144A 9.125% 8/15/21 #	975,000	979,875
Consolidated Container 144A 10.125% 7/15/20 #	1,859,000	1,738,165
Constellium 144A 8.00% 1/15/23 #	250,000	249,375
Gardner Denver 144A 6.875% 8/15/21 #	2,095,000	2,021,675
Gates Global 144A 6.00% 7/15/22 #	3,045,000	2,931,421
Milacron 144A 7.75% 2/15/21 #	1,930,000	1,978,250
Plastipak Holdings 144A 6.50% 10/1/21 #	1,875,000	1,884,375
Sealed Air 144A 5.125% 12/1/24 #	505,000	511,313
Signode Industrial Group 144A 6.375% 5/1/22 #	1,700,000	1,666,000
TransDigm 6.50% 7/15/24	1,350,000	1,363,500

		19,057,299

Consumer Cyclical – 2.95%
DBP Holding 144A 7.75% 10/15/20 #	1,184,000	1,018,240
Geo Group 5.125% 4/1/23	625,000	617,187
K. Hovnanian Enterprises 144A 8.00% 11/1/19 #	930,000	897,450
Landry’s 144A 9.375% 5/1/20 #	3,207,000	3,415,455
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	780,000	760,500
Pantry 8.375% 8/1/20	1,240,000	1,364,000
PC Nextco Holdings 8.75% 8/15/19	930,000	939,300
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	1,256,000	1,259,140

		10,271,272

Consumer Non-Cyclical – 3.70%
Cott Beverages 144A 6.75% 1/1/20 #	2,080,000	2,085,200
Darling Ingredients 5.375% 1/15/22	690,000	682,237
DS Services of America 144A 10.00% 9/1/21 #	1,245,000	1,444,200
JBS Investments 144A 7.75% 10/28/20 #	2,270,000	2,361,935

High Yield Series-6

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Prestige Brands 144A 5.375% 12/15/21 #	1,255,000	$1,239,313
Spectrum Brands 144A
6.125% 12/15/24 #	2,040,000	2,080,800
6.625% 11/15/22	1,490,000	1,583,125
SUPERVALU 7.75% 11/15/22	1,410,000	1,388,850

		12,865,660

Energy – 10.50%
Baytex Energy 144A 5.625% 6/1/24 #	1,720,000	1,468,450
California Resources
144A 5.50% 9/15/21 #	1,640,000	1,410,400
144A 6.00% 11/15/24 #	255,000	216,750
Calumet Specialty Products Partners 7.625% 1/15/22	2,419,000	2,249,670
Chaparral Energy
7.625% 11/15/22	1,085,000	721,525
8.25% 9/1/21	703,000	485,070
CHC Helicopter 9.375% 6/1/21	1,131,000	1,068,795
Chesapeake Energy 4.875% 4/15/22	2,020,000	1,974,550
Compressco Partners 144A 7.25% 8/15/22 #	1,905,000	1,657,350
Energy Transfer Equity 5.875% 1/15/24	840,000	856,800
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	1,375,000	745,937
Exterran Partners 6.00% 4/1/21	2,035,000	1,790,800
Genesis Energy 5.75% 2/15/21	2,300,000	2,150,500
Halcon Resources 9.75% 7/15/20	2,095,000	1,581,725
Key Energy Services 6.75% 3/1/21	1,440,000	907,200
Laredo Petroleum
5.625% 1/15/22	885,000	778,800
7.375% 5/1/22	995,000	935,300
Midstates Petroleum 9.25% 6/1/21	1,765,000	900,150
Murphy Oil USA 6.00% 8/15/23	1,745,000	1,832,250
Northern Blizzard Resources 144A 7.25% 2/1/22 #	950,000	774,250
Northern Oil & Gas 8.00% 6/1/20	1,680,000	1,281,000
NuStar Logistics 6.75% 2/1/21	1,250,000	1,325,166
Oasis Petroleum 6.875% 3/15/22	2,035,000	1,862,025
Ocean Rig UDW 144A 7.25% 4/1/19 #	2,655,000	1,885,050
PDC Energy 7.75% 10/15/22	1,850,000	1,766,750
Pioneer Energy Services 6.125% 3/15/22	1,795,000	1,382,150
Regency Energy Partners 5.875% 3/1/22	1,550,000	1,553,875
SandRidge Energy 8.125% 10/15/22	1,506,000	956,310

		36,518,598

Financials – 0.41%
Consolidated Energy Finance 144A 6.75% 10/15/19 #	1,446,000	1,420,695

		1,420,695

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Healthcare – 6.08%
Amsurg 144A 5.625% 7/15/22 #	1,005,000	$1,035,150
Community Health Systems
6.875% 2/1/22	1,405,000	1,495,447
7.125% 7/15/20	495,000	528,413
8.00% 11/15/19	767,000	820,690
Crimson Merger Sub 144A 6.625% 5/15/22 #	950,000	855,000
DaVita HealthCare Partners 5.125% 7/15/24	3,750,000	3,832,031
Immucor 11.125% 8/15/19	371,000	402,535
Kinetic Concepts 10.50% 11/1/18	1,624,000	1,770,160
Mallinckrodt International Finance 4.75% 4/15/23	1,005,000	967,313
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	890,000	912,250
Omnicare
4.75% 12/1/22	355,000	361,213
5.00% 12/1/24	940,000	968,200
Par Pharmaceutical 7.375% 10/15/20	1,115,000	1,170,750
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	1,100,000	1,124,750
Tenet Healthcare 144A
5.00% 3/1/19 #	1,220,000	1,224,575
6.00% 10/1/20	855,000	920,262
8.125% 4/1/22	1,135,000	1,271,200
Valeant Pharmaceuticals International 144A 6.375% 10/15/20 #	1,415,000	1,483,981

		21,143,920

Insurance – 2.70%
American International Group 8.175% 5/15/58 •	1,670,000	2,271,200
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	1,800,000	1,795,500
USI 144A 7.75% 1/15/21 #	2,035,000	1,994,300
XL Group 6.50% 12/29/49 •	3,493,000	3,344,548

		9,405,548

Media – 11.68%
Altice 144A 7.75% 5/15/22 #	1,865,000	1,873,159
CCO Holdings 5.25% 9/30/22	450,000	450,563
CCOH Safari
5.50% 12/1/22	1,055,000	1,073,463
5.75% 12/1/24	1,910,000	1,936,263
Columbus International 144A 7.375% 3/30/21 #	2,775,000	2,896,406
CSC Holdings 144A 5.25% 6/1/24 #	2,860,000	2,881,450
DISH DBS 144A 5.875% 11/15/24 #	1,225,000	1,234,187
Gannett 144A 5.50% 9/15/24 #	1,230,000	1,236,150
Gray Television 7.50% 10/1/20	2,655,000	2,747,925
iHeartCommunications 144A 9.00% 9/15/22 #	3,415,000	3,355,237
LIN Television 144A 5.875% 11/15/22 #	2,070,000	2,054,475

High Yield Series-7

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Media (continued)
MDC Partners 144A 6.75% 4/1/20 #	1,965,000	$2,031,319
Mediacom Broadband 5.50% 4/15/21	1,180,000	1,190,325
Numericable Group
144A 6.00% 5/15/22 #	1,865,000	1,877,589
144A 6.25% 5/15/24 #	260,000	262,275
Outdoor Media Capital 144A 5.875% 3/15/25 #	1,145,000	1,156,450
RCN Telecom Services 144A 8.50% 8/15/20 #	730,000	755,550
Sinclair Television Group 144A 5.625% 8/1/24 #	2,710,000	2,635,475
Unitymedia Hessen 144A 5.00% 1/15/25 #	685,000	688,425
Unitymedia KabelBW 144A 6.125% 1/15/25 #	1,985,000	2,054,475
Virgin Media Finance
144A 6.00% 10/15/24 #	1,215,000	1,275,750
144A 6.375% 4/15/23 #	1,885,000	1,983,963
VTR Finance 144A 6.875% 1/15/24 #	2,930,000	2,995,925

		40,646,799

Services – 6.39%
AECOM Technology
144A 5.75% 10/15/22 #	700,000	717,500
144A 5.875% 10/15/24 #	845,000	866,125
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	2,434,000	2,105,410
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	1,150,000	1,017,750
CDW 5.50% 12/1/24	861,000	864,229
Covanta Holding 5.875% 3/1/24	1,980,000	2,024,550
E*Trade Financial 5.375% 11/15/22	1,105,000	1,132,625
Geo Group 5.875% 10/15/24	1,175,000	1,195,563
Mattamy Group 144A 6.50% 11/15/20 #	2,285,000	2,307,850
MGM Resorts International 6.00% 3/15/23	2,385,000	2,408,850
Navios South American Logistics 144A 7.25% 5/1/22 #	1,780,000	1,768,875
Pinnacle Entertainment
6.375% 8/1/21	830,000	859,050
7.75% 4/1/22	804,000	840,180
United Rentals North America 5.75% 11/15/24	3,075,000	3,174,937
Watco 144A 6.375% 4/1/23 #	965,000	960,175

		22,243,669

Technology & Electronics – 5.23%
BMC Software Finance 144A 8.125% 7/15/21 #	645,000	609,525
CommScope 144A 5.50% 6/15/24 #	1,960,000	1,940,400
Entegris 144A 6.00% 4/1/22 #	1,965,000	1,999,387

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Technology & Electronics (continued)
First Data
11.25% 1/15/21	3,129,000	$3,559,237
11.75% 8/15/21	1,741,000	2,006,503
Infinity Acquisition 144A 7.25% 8/1/22 #	750,000	682,500
Infor Software Parent 144A PIK 7.125% 5/1/21 #	2,500,000	2,462,500
j2 Global 8.00% 8/1/20	1,865,000	2,016,531
NCR 6.375% 12/15/23	1,220,000	1,274,900
Viasystems 144A 7.875% 5/1/19 #	1,534,000	1,626,040

		18,177,523

Telecommunications – 10.46%
CenturyLink 6.75% 12/1/23	1,075,000	1,181,156
Cogent Communications Finance 144A 5.625% 4/15/21 #	1,780,000	1,748,850
Digicel Group
144A 7.125% 4/1/22 #	820,000	764,650
144A 8.25% 9/30/20 #	2,949,000	2,875,275
Equinix
5.375% 1/1/22	630,000	639,072
5.75% 1/1/25	1,105,000	1,120,194
Hughes Satellite Systems 7.625% 6/15/21	1,800,000	1,989,000
Intelsat Luxembourg
7.75% 6/1/21	1,810,000	1,821,313
8.125% 6/1/23	4,465,000	4,576,625
Level 3 Communications 144A 5.75% 12/1/22 #	1,580,000	1,597,775
Level 3 Escrow II 144A 5.375% 8/15/22 #	1,990,000	2,004,925
Sprint
7.125% 6/15/24	2,265,000	2,117,775
7.25% 9/15/21	2,005,000	1,997,481
7.875% 9/15/23	1,965,000	1,949,673
Sprint Capital 6.90% 5/1/19	505,000	517,625
T-Mobile USA
6.00% 3/1/23	655,000	658,275
6.125% 1/15/22	570,000	580,687
6.25% 4/1/21	925,000	950,206
6.375% 3/1/25	1,160,000	1,181,460
West 144A 5.375% 7/15/22 #	1,990,000	1,910,400
Wind Acquisition Finance
144A 4.75% 7/15/20 #	275,000	257,813
144A 7.375% 4/23/21 #	1,710,000	1,618,173
Windstream
7.50% 6/1/22	605,000	605,756
7.50% 4/1/23	540,000	540,000
7.75% 10/1/21	1,140,000	1,168,500

		36,372,659

Utilities – 3.99%
Abengoa Yield 144A 7.00% 11/15/19 #	1,690,000	1,673,100
AES 7.375% 7/1/21	198,000	224,730

High Yield Series-8

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Utilities (continued)
AES Gener 144A 8.375% 12/18/73 #•	765,000	$833,850
Calpine 5.375% 1/15/23	1,640,000	1,658,450
DPL 144A 6.75% 10/1/19 #	1,495,000	1,517,425
Dynegy 5.875% 6/1/23	1,075,000	1,026,625
Dynegy Finance I/II
144A 6.75% 11/1/19 #	565,000	575,594
144A 7.375% 11/1/22 #	870,000	886,313
144A 7.625% 11/1/24 #	2,025,000	2,068,031
Elwood Energy 8.159% 7/5/26	956,632	1,045,120
Enel 144A 8.75% 9/24/73 #•	2,024,000	2,360,490

		13,869,728

Total Corporate Bonds (cost $310,350,959)		302,267,155

Senior Secured Loans – 6.67% «
Applied Systems 2nd Lien 7.50% 1/23/22	2,228,000	2,209,434
Ashland Water 2nd Lien 7.75% 7/31/22	715,000	698,913
Atkore International 2nd Lien 7.75% 10/9/21	1,000,000	980,000
Azure Midstream Tranche B 6.50% 11/15/18	384,870	348,308
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,980,000	1,953,601
Borgata Tranche B 1st Lien 6.75% 8/15/18	1,733,925	1,728,290
Clear Channel Communications Tranche B 3.81% 1/29/16	881,000	871,915
Clear Channel Communications Tranche D 6.91% 1/30/19	970,000	916,347
Flint Group 2nd Lien 8.25% 4/8/22	2,040,000	1,938,000
Gentiva Health Services Tranche B 6.50% 10/18/19	1,529,550	1,531,462
Hostess Brands 1st Lien 6.75% 3/20/20	1,965,150	2,004,453
LTS Buyer 2nd Lien 8.00% 4/1/21	287,788	283,710
Mauser Holdings 2nd Lien 8.25% 7/31/22	2,070,000	2,018,250
Moxie Liberty Tranche B 7.50% 8/21/20	1,025,000	1,014,750
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	1,015,000	1,018,806
Otterbox Tranche B 5.75% 6/3/20	1,266,450	1,254,577
Panda Stonewall Tranche B 6.50% 11/13/21	600,000	609,750
Rite Aid 2nd Lien 5.75% 8/21/20	1,033,000	1,038,811
Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19	1,044,370	785,453

Total Senior Secured Loans (cost $23,841,822)		23,204,830

	Number of shares	Value (U.S. $)

Common Stock – 0.00%
Century Communications =†	2,820,000	$0

Total Common Stock (cost $85,371)		0

Convertible Preferred Stock – 0.01%
SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49	693	38,375

Total Convertible Preferred Stock (cost $61,114)		38,375

Preferred Stock – 2.00%
Ally Financial 144A 7.00% #	3,800	3,817,456
GMAC Capital Trust I 8.125% •	40,000	1,055,200
Regions Financial 6.375%	83,000	2,079,150

Total Preferred Stock (cost $6,082,986)		6,951,806

	Principal amount°

Short-Term Investments – 2.70%
Repurchase Agreements – 2.70%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $5,833,764 (collateralized by U.S. government obligations 0.875%–4.625% 10/15/17–2/15/40 market value $5,950,431)	5,833,754	5,833,754
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,944,591 (collateralized by U.S. government obligations 1.25%–3.875% 8/31/15–8/15/44 market value $1,983,477)	1,944,585	1,944,585
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,617,666 (collateralized by U.S. government obligations 0.875%–1.75% 8/15/17–5/15/23 market value $1,650,015)	1,617,661	1,617,661

Total Short-Term Investments (cost $9,396,000)		9,396,000

High Yield Series-9

Delaware VIP® High Yield Series

Schedule of investments (continued)

Total Value of Securities – 98.28% (cost $349,818,252)	$341,858,166

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2014, the aggregate value of Rule 144A securities was $168,963,852, which represents 48.57% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
•	Variable rate security. The rate shown is the rate as of Dec. 31, 2014. Interest rates reset periodically.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2014.

PIK	– Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-10

Delaware VIP® Trust — Delaware VIP High Yield Series

Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$332,462,166
Short-term investments, at value[2]	9,396,000
Cash	279,152
Interest receivable	5,268,674
Receivables for securities sold	1,443,280
Receivables for series shares sold	51,639

Total assets	348,900,911

Liabilities:
Payable for securities purchased	531,980
Payables for series shares redeemed	163,876
Investment management fees payable	192,850
Other accrued expenses	115,826
Distribution fees payable to affiliates	44,218
Other affiliates payable	8,435
Trustees’ fees and expenses payable	889

Total liabilities	1,058,074

Total Net Assets	$347,842,837

Net Assets Consist of:
Paid-in capital	$329,560,535
Undistributed net investment income	21,816,986
Accumulated net realized gain on investments	4,425,402
Net unrealized depreciation of investments	(7,960,086)

Total Net Assets	$347,842,837

Standard Class:
Net assets	$139,666,244
Shares of beneficial interest outstanding, unlimited authorization, no par	24,645,280
Net asset value per share	$5.67

Service Class:
Net assets	$208,176,593
Shares of beneficial interest outstanding, unlimited authorization, no par	36,866,034
Net asset value per share	$5.65

[1] Investments, at cost	$340,422,252
[2] Short-term investments, at cost	9,396,000

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-11

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Interest	$24,758,149
Dividends	414,769

25,172,918

Expenses:
Management fees	2,550,721
Distribution expenses - Service Class	713,080
Accounting and administration expenses	130,557
Reports and statements to shareholders	79,555
Audit and tax	37,469
Legal fees	36,307
Dividend disbursing and transfer agent fees and expenses	35,285
Custodian fees	20,861
Trustees’ fees and expenses	19,594
Registration fees	652
Other	20,096

3,644,177
Less waived distribution expenses - Service Class	(118,847)

Total operating expenses	3,525,330

Net Investment Income	21,647,588

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,115,422
Futures contracts	(346,808)
Swap contracts	(529,127)

Net realized gain	5,239,487

Net change in unrealized appreciation (depreciation)	(27,141,773)

Net Realized And Unrealized Loss	(21,902,286)

Net Decrease in Net Assets Resulting from Operations	$(254,698)

Delaware VIP Trust —

Delaware VIP High Yield Series

Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,647,588	$25,318,431
Net realized gain	5,239,487	16,027,385
Net change in unrealized appreciation (depreciation)	(27,141,773)	(6,043,803)

Net increase (decrease) in net assets resulting from operations	(254,698)	35,302,013

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(10,368,298)	(11,266,444)
Service Class	(15,767,096)	(19,029,482)
Net realized gain:
Standard Class	(2,468,643)	—
Service Class	(3,893,110)	—

	(32,497,147)	(30,295,926)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	22,426,305	23,780,138
Service Class	9,807,993	16,166,156

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	12,836,941	11,266,444
Service Class	19,660,206	19,029,482

	64,731,445	70,242,220

Cost of shares redeemed:
Standard Class	(33,648,960)	(32,944,533)
Service Class	(52,720,079)	(61,585,297)

	(86,369,039)	(94,529,830)

Decrease in net assets derived from capital share transactions	(21,637,594)	(24,287,610)

Net Decrease in Net Assets	(54,389,439)	(19,281,523)

Net Assets:
Beginning of year	402,232,276	421,513,799

End of year	$347,842,837	$402,232,276

Undistributed net investment income	$21,816,986	$26,090,728

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

Delaware VIP® Trust — Delaware VIP High Yield Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class
	Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$6.190	$6.110	$5.680	$6.040	$5.670

Income (loss) from investment operations:
Net investment income[1]	0.341	0.385	0.440	0.468	0.484
Net realized and unrealized gain (loss)	(0.341)	0.157	0.519	(0.309)	0.349

Total from investment operations	—	0.542	0.959	0.159	0.833

Less dividends and distributions from:
Net investment income	(0.420)	(0.462)	(0.529)	(0.519)	(0.463)
Net realized gain	(0.100)	—	—	—	—

Total dividends and distributions	(0.520)	(0.462)	(0.529)	(0.519)	(0.463)

Net asset value, end of period	$5.670	$6.190	$6.110	$5.680	$6.040

Total return[2]	(0.29% )	9.22%	17.82%	2.38%	15.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,666	$151,253	$147,293	$117,636	$127,294
Ratio of expenses to average net assets	0.75%	0.74%	0.74%	0.74%	0.76%
Ratio of net investment income to average net assets	5.67%	6.34%	7.52%	8.02%	8.42%
Portfolio turnover	103%	88%	76%	78%	115%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

Delaware VIP® High Yield Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$6.170	$6.090	$5.670	$6.020	$5.660

Income (loss) from investment operations:
Net investment income[1]	0.325	0.369	0.424	0.454	0.469
Net realized and unrealized gain (loss)	(0.340)	0.158	0.510	(0.299)	0.342

Total from investment operations	(0.015)	0.527	0.934	0.155	0.811

Less dividends and distributions from:
Net investment income	(0.405)	(0.447)	(0.514)	(0.505)	(0.451)
Net realized gain	(0.100)	—	—	—	—

Total dividends and distributions	(0.505)	(0.447)	(0.514)	(0.505)	(0.451)

Net asset value, end of period	$5.650	$6.170	$6.090	$5.670	$6.020

Total return[2]	(0.54% )	8.98%	17.35%	2.33%	14.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,177	$250,979	$274,221	$266,435	$343,403
Ratio of expenses to average net assets	1.00%	0.99%	0.99%	0.99%	1.01%
Ratio of expenses to average net assets prior to fees waived	1.05%	1.04%	1.04%	1.04%	1.06%
Ratio of net investment income to average net assets	5.42%	6.09%	7.27%	7.77%	8.17%
Ratio of net investment income to average net assets prior to fees waived	5.37%	6.04%	7.22%	7.72%	8.12%
Portfolio turnover	103%	88%	76%	78%	115%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011 – Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Use of Estimates — The Series is an investment company in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

High Yield Series-15

Delaware VIP® High Yield Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administrative oversight to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2014, the Series was charged $18,793 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is also the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $29,431 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $10,758 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$380,036,723
Sales	402,142,229

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$350,036,383	$6,343,117	$(14,521,334)	$(8,178,217)

High Yield Series-16

Delaware VIP® High Yield Series

Notes to financial statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$—	$302,267,155	$—	$302,267,155
Senior Secured Loans	—	23,204,830	—	23,204,830
Common Stock	—	—	—	—
Convertible Preferred Stock	—	38,375	—	38,375
Preferred Stock[1]	3,134,350	3,817,456	—	6,951,806
Short-Term Investments	—	9,396,000	—	9,396,000

Total	$3,134,350	$338,723,816	$—	$341,858,166

1Security type is valued across multiple levels. The amount attributed to Level 1 investments and Level 2 investments represents the following percentages of the total market value of this security type for the Series. Level 1 investments represent exchange-traded investments, while Level 2 investments represent investments with observable inputs.

	Level 1	Level 2	Total
Preferred Stock	45.09%	54.91%	100.00%

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments.

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

High Yield Series-17

Delaware VIP® High Yield Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary Income income	$26,135,394	$30,295,926
Long-term capital gain	6,361,753	—

Total	$32,497,147	$30,295,926

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$329,560,535
Undistributed ordinary income	21,823,594
Undistributed long-term capital gains	4,636,925
Unrealized depreciation	(8,178,217)

Net assets	$347,842,837

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, and trust preferred securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2014 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$214,064	$(214,064)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	3,708,459	3,918,091
Service Class	1,635,640	2,694,185
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,186,872	1,903,116
Service Class	3,354,984	3,219,878

	10,885,955	11,735,270

Shares redeemed:
Standard Class	(5,685,630)	(5,484,196)
Service Class	(8,804,545)	(10,237,205)

	(14,490,175)	(15,721,401)

Net decrease	(3,604,220)	(3,986,131)

High Yield Series-18

Delaware VIP® High Yield Series

Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objectives. The Series uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

At Dec. 31, 2014, the Series had no futures contracts outstanding.

During the year ended Dec. 31, 2014, the Series used futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty and (2) trading certain CDS baskets through a central counterparty.

High Yield Series-19

Delaware VIP® High Yield Series

Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2014, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. For the year ended Dec. 31, 2014, the Series did not enter into any CDS contracts as a seller of protection.

During the year ended Dec. 31, 2014, the Series used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

At Dec. 31, 2014, the Series had no swap contracts outstanding.

During the year ended Dec. 31, 2014, the Series held interest risk, which is disclosed on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2014.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$—	$11,821,013
Swap contracts (average notional value)*	1,006,364	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

High Yield Series-20

Delaware VIP® High Yield Series

Notes to financial statements (continued)

9. Offsetting (continued)

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$5,833,754	$(5,833,754)	$—	$—
Bank of Montreal	1,944,585	(1,944,585)	—	—
BNP Paribas	1,617,661	(1,617,661)	—	—

Total	$9,396,000	$(9,396,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization, and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

High Yield Series-21

Delaware VIP® High Yield Series

Notes to financial statements (continued)

11. Credit and Market Risk (continued)

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2014, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

High Yield Series-22

Delaware VIP® Trust — Delaware VIP High Yield Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP High Yield Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

High Yield Series-23

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP High Yield Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2015 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

High Yield Series-24

Delaware VIP® High Yield Series

Other Series information (Unaudited) (continued)

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
19.58%	80.42%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

High Yield Series-25

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

High Yield Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPHY [12/14] BNY 20268 (2/15) (13922)	High Yield Series-28

Delaware VIP® Trust

Delaware VIP International Value Equity Series
Annual report

December 31, 2014

Investments in Delaware VIP® International Value Equity Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP International Value Equity Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP International Value Equity Series Standard Class shares returned -8.67%, while Service Class shares returned -8.82% (both figures reflect reinvestment of all dividends). The Series’ benchmark, the MSCI EAFE Index, returned -4.48% (gross) and -4.90% (net) for the same period.

Global equity markets offered mixed results during the fiscal year with the U.S. economy consistently improving throughout the period particularly when compared to other international equity markets.

•	Japan’s economy struggled in 2014 as Prime Minister Shinzo Abe’s economic stimulus package, dubbed “Abenomics,” continued to face difficulties.

•	Confidence in the euro zone’s nascent recovery waned as disappointing economic data emerged in the third quarter from Italy, France, and Germany, among others. As eyes turned to the European Central Bank in anticipation of stimulatory intervention, currency markets produced the most pronounced depreciation of the euro since 2012 (source: Thomson Reuters). Equity market performance skewed away from cyclical segments such as industrial and consumer stocks, leaving healthcare as the region’s sole source of positive returns.

•	Within emerging markets, China’s 10-year growth trajectory appeared to be waning. Additionally, many international markets sold off sharply in December as oil prices plunged.

From a regional standpoint, positive contributions to relative return came primarily from stocks in Israel and Switzerland but were more than offset by adverse stock selection in stocks chiefly in the United Kingdom and Russia. From a sector perspective, detractors from return came primarily from stocks in energy, consumer staples, and telecommunications, which more than offset contributions from stocks in the consumer discretionary and healthcare sectors.

During the fiscal year, the largest detractors from the Series’ relative performance included the following:

•	Standard Chartered: Asia had been the growth engine of the U.K.-listed bank for the past decade, but recently the region was responsible for the bank’s second profit warning of the year, sending shares to a five-year low. We continue to hold the company’s shares in the Series, as valuations are at a decade low, the absolute level of nonperforming loans remains low and the bank’s Asian international trade and wealth management franchises remain intact — and therefore appear positioned to benefit from any recovery in the region. We believe there is also considerable scope for cost-cutting and rationalization, and the bank is now actively spoken of as a potential takeover target.

•	Tesco: The food retailer’s share price worsened during the fiscal year, as aggressively low-cost competition undermined its competitive industry position. Although we believe the company may have the resources to recover eventually, we chose to exit the position due to its eroding competitive position.

•	Mobile TeleSystems: Mounting tensions between Russia and Ukraine, coupled with U.S.- and European Union-imposed sanctions on Russia led to a dramatic decline in the value of the Russian ruble. These factors had an adverse effect on the company’s stock price, despite what we view as its strong operational performance and a healthy competitive position.

•	Saipem: The company faced worsening market conditions driven by lower oil prices, shrinking exploration and production budgets, and an expected slowdown in new order intake. On a positive note, lower margin legacy contracts are drawing down. We continue to carefully monitor the stock as weakened market conditions may alter the pace of the recovery.

•	Subsea 7: This subsea engineering, construction, and services company serves the offshore energy industry. Although the company’s recent results were above consensus, the stock price did not react strongly largely due to uncertainty regarding the award time of large contracts and a falling book-bill ratio. Subsea 7 announced plans to change the organizational structure of the business to better align it to the company’s strategic priorities.

During the fiscal year, the largest contributors to the Series’ relative performance included the following:

•	Teva Pharmaceutical Industries: The stock price of this Israeli generic drug manufacturer rose sharply following the introduction of a new formulation of its multiple sclerosis treatment drug, Copaxone, which is patent-protected through 2030. We believe this should further insulate Teva from generic competition. The company has also benefited from a strong cost-cutting program and a new management structure.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review (continued)	January 6, 2015

•	Aryzta: This Switzerland-based company became the largest bakery in the world after acquiring more bakeries in Germany and North America in the first half of 2014. Recently reported third-quarter revenues rose year-on-year nearly 17%. Management successfully completed its three-year “Aryzta Transformation Initiative,” which helped boost operating margins to 11.8%. This was the sixth consecutive year of margin expansion.

•	Novartis: The Switzerland-based pharmaceuticals group will likely complete its transformation to a more focused business mix in 2015, and all three core areas have performed well this year.

•	Teleperformance: Based in France, this company is a global leader in customer service, technical support, and call-center services. Solid sales performance strengthened the price of its shares. Recent results included consolidated organic growth and what we believe is a sharp pick-up in organic growth for the Ibero-Latam region.

•	Bank Rakyat Indonesia Persero: This is the largest bank by loans and second largest by assets and deposits in Indonesia. Microloans, small commercial loans, and consumer loans make up the biggest portion of the company’s loan book. We like Bank Rakyat Indonesia Persero because of its entrenched microfinancing, business, and above-average return on equity.

We believe that successful value investing requires the ability to both identify attractive valuations and to evaluate the potential for growth that would justify an investment. Throughout the fiscal year, we found what we viewed as attractive valuations in Europe and Japan, but recognized that cyclical recovery in Europe and structural improvements in Japan were needed to support growth.

Although valuations in the United States appear well above historical median levels, they are still well below prior peaks and may reflect the greater stability and secular growth prospects the U.S. enjoys compared to many other developed and emerging markets. As global stock pickers, we are intrigued by the possibilities presented by today’s interconnected global market. If a European multinational trades at a recessionary valuation but has competitive positions in the world’s best growth markets, we think that company’s investors may enjoy the benefits of both valuation and strong fundamentals. As global equity managers we seek opportunities that we believe have the potential to provide favorable and consistent returns.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

International Value Equity Series-2

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series

Average annual total returns

For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	–8.67%	+8.91%	+4.16%	+3.39%	+6.75%

Service Class shares (commenced operations on May 1, 2000)	–8.82%	+8.62%	+3.91%	+3.14%	+4.74%

MSCI EAFE Index (gross)	–4.48%	+11.56%	+5.81%	+4.91%	n/a

MSCI EAFE Index (net)	–4.90%	+11.06%	+5.33%	+4.43%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.34%, while total operating expenses for Standard Class and Service Class shares were 1.09% and 1.39%, respectively. The management fee for Standard Class and Service Class shares was 0.85%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan.1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

International Value Equity Series-3

Delaware VIP® International Value Equity Series
Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
––MSCI EAFE Index (gross)	$10,000	$16,148
---MSCI EAFE Index (net)	$10,000	$15,426
—Delaware VIP International Value Equity Series (Standard Class)	$10,000	$13,963

The graph shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Disclosure of Series expenses For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$ 870.20	1.09%	$5.14
Service Class	1,000.00	869.90	1.34%	6.32
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.71	1.09%	$5.55
Service Class	1,000.00	1,018.45	1.34%	6.82

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Security type / country and sector allocations As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock by Country	96.40%
Australia	1.38%
Canada	8.63%
China/Hong Kong	5.43%
Denmark	1.78%
France	19.57%
Germany	4.74%
Indonesia	1.42%
Israel	4.48%
Italy	2.62%
Japan	18.41%
Netherlands	4.35%
Norway	0.19%
Russia	0.87%
Sweden	5.29%
Switzerland	7.20%
United Kingdom	10.04%
Short-Term Investments	3.08%
Securities Lending Collateral	5.77%
Total Value of Securities	105.25%
Obligation to Return Securities Lending Collateral	(5.77)%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	15.80%
Consumer Staples	6.13%
Energy	5.97%
Financials	18.08%
Healthcare	13.21%
Industrials	15.60%
Information Technology	8.72%
Materials	6.16%
Telecommunication Services	5.46%
Utilities	1.27%
Total	96.40%

International Value Equity Series-6

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Schedule of investments December 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 96.40% Δ
Australia – 1.38%
Coca-Cola Amatil	106,556	$804,604

		804,604

Canada – 8.63%
AuRico Gold	103,635	343,384
CGI Group Class A †	69,114	2,634,415
Suncor Energy	31,400	997,168
WestJet Airlines @	26,185	758,992
Yamana Gold *	70,283	283,684

		5,017,643

China/Hong Kong – 5.43%
CNOOC	704,000	952,013
Techtronic Industries	259,359	832,121
Yue Yuen Industrial Holdings	381,500	1,371,923

		3,156,057

Denmark – 1.78%
Carlsberg Class B	13,477	1,035,057

		1,035,057

France – 19.57%
AXA	86,598	1,995,481
Kering *	4,473	859,579
Lafarge *	14,687	1,031,029
Publicis Groupe	14,237	1,021,012
Rexel	34,560	619,181
Sanofi	20,574	1,875,741
Teleperformance *	26,837	1,826,797
Total	17,574	900,351
Vinci	22,822	1,246,139

		11,375,310

Germany – 4.74%
Bayerische Motoren Werke	5,197	560,851
Deutsche Post	44,935	1,458,676
Stada Arzneimittel	24,330	738,239

		2,757,766

Indonesia – 1.42%
Bank Rakyat Indonesia Persero	878,755	826,013

		826,013

Israel – 4.48%
Teva Pharmaceutical Industries ADR	45,300	2,605,203

		2,605,203

Italy – 2.62%
Saipem †	48,943	513,053
UniCredit	157,905	1,011,478

		1,524,531

Japan – 18.41%
East Japan Railway	18,056	1,361,010
ITOCHU	131,535	1,404,266
Mitsubishi UFJ Financial Group	350,435	1,925,531
Nippon Telegraph & Telephone	28,859	1,474,317
Nitori Holdings	27,758	1,491,521

	Number of shares	Value (U.S. $)

Common Stock Δ (continued)
Japan (continued)
Sumitomo Rubber Industries	67,700	$1,006,517
Toyota Motor	32,743	2,040,629

		10,703,791

Netherlands – 4.35%
ING Groep CVA †	95,435	1,232,988
Koninklijke Philips	44,741	1,296,863

		2,529,851

Norway – 0.19%
Subsea 7	10,678	109,135

		109,135

Russia – 0.87%
Mobile TeleSystems ADR	70,500	506,190

		506,190

Sweden – 5.29%
Nordea Bank *	162,450	1,880,474
Tele2 Class B *	98,383	1,192,168

		3,072,642

Switzerland – 7.20%
Aryzta †	22,466	1,726,502
Novartis	26,514	2,459,000

		4,185,502

United Kingdom – 10.04%
Meggitt	115,094	925,725
National Grid	51,969	737,308
Playtech	57,266	610,993
Rexam	134,726	948,348
Rio Tinto	21,164	975,473
Standard Chartered	109,588	1,638,776

		5,836,623

Total Common Stock (cost $53,132,456)		56,045,918

	Principal amount°

Short-Term Investments – 3.08%
Discount Notes – 2.12% ≠
Federal Home Loan Bank
0.065% 1/14/15	369,695	369,694
0.065% 1/21/15	276,432	276,431
0.065% 2/25/15	134,984	134,981
0.065% 3/5/15	136,452	136,447
0.067% 1/16/15	24,837	24,837
0.08% 2/20/15	170,494	170,490
0.08% 3/18/15	43,730	43,728
0.085% 3/27/15	78,583	78,580

		1,235,188

International Value Equity Series-7

Delaware VIP® International Value Equity Series Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)
Repurchase Agreements – 0.96%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $344,587 (collateralized by U.S. government obligations 0.875%–4.625% 10/15/17–2/15/40 market value $351,478)	344,586	$344,586
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $114,863 (collateralized by U.S. government obligations 1.25%–3.875% 8/31/15–8/15/44 market value $117,159)	114,862	114,862
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $95,552 (collateralized by U.S. government obligations 0.875%–1.75% 8/15/17–5/15/23 market value $97,463)	95,552	95,552

		555,000

Total Short-Term Investments (cost $1,790,114)		1,790,188

Total Value of Securities Before Securities Lending Collateral – 99.48% (cost $54,922,570)		57,836,106

	Number of shares	Value (U.S. $)

Securities Lending Collateral – 5.77% **
Investment Company
Delaware Investments® Collateral Fund No. 1	3,356,041	$3,356,041

Total Securities Lending Collateral (cost $3,356,041)		3,356,041

Total Value of Securities – 105.25% (cost $58,278,611) ■	$61,192,147

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At Dec. 31, 2014, the aggregate value of illiquid securities was $758,992, which represents 1.31% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
■	Includes $3,159,925 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 6 in “Security type / country and sector allocations.”

International Value Equity Series-8

Delaware VIP® International Value Equity Series

Schedule of investments (continued)

The following foreign currency exchange contracts were outstanding at Dec. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	CAD	(148,775)	USD	127,898	1/2/15	$(135)
BNYM	CAD	(161,980)	USD	139,470	1/5/15	81
BNYM	GBP	39,004	USD	(60,709)	1/2/15	74

						$ 20

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

CAD – Canadian Dollars

GBP – Great British Pound

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-9

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$56,045,918
Short-term investments, at value[2]	1,790,188
Short-term investments held as collateral for loaned securities, at value[3]	3,356,041
Cash	3,164
Foreign currencies, at value[4]	8
Receivable for securities sold	461,404
Dividends and interest receivable	56,521
Receivable for series shares sold	14,467
Securities lending income receivable	356
Unrealized gain on foreign currency exchange contracts	155

Total assets	61,728,222

Liabilities:
Obligation to return securities lending collateral	3,356,041
Payable for securities purchased	60,783
Payable for series shares redeemed	41,632
Other accrued expenses	83,186
Investment management fees payable	42,258
Other affiliates payable	1,759
Trustees’ fees and expenses payable	148
Distribution fees payable	33
Unrealized loss on foreign currency exchange contracts	135

Total liabilities	3,585,975

Total Net Assets	$58,142,247

Net Assets Consist of:
Paid-in capital	$74,761,609
Undistributed net investment income	1,217,785
Accumulated net realized loss on investments	(20,747,269)
Net unrealized appreciation of investments and derivatives	2,910,122

Total Net Assets	$58,142,247

Net Assets Value:
Standard Class:
Net assets	$57,985,672
Shares of beneficial interest outstanding, unlimited authorization, no par	5,275,323
Net asset value per share	$10.99

Service Class:
Net assets	$156,575
Shares of beneficial interest outstanding, unlimited authorization, no par	14,277
Net asset value per share	$10.97

[1] Investments, at cost	$53,132,456
[2] Short-term investments, at cost	1,790,114
[3] Short-term investments held as collateral for loaned securities, at cost	3,356,041
[4] Foreign currency, at cost	8

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® Trust —

Delaware VIP International Value Equity Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Dividends	$2,085,010
Securities lending income	20,073
Interest	900
Foreign tax withheld	(154,301)

1,951,682

Expenses:
Management fees	518,105
Audit and tax	34,905
Reports and statements to shareholders	31,491
Custodian fees	25,437
Accounting and administration expenses	22,638
Legal fees	5,883
Dividend disbursing and transfer agent fees and expenses	5,512
Trustees’ fees and expenses	2,808
Registration fees	1,338
Distribution expenses - Service Class	331
Other	5,851

654,299
Less waived distribution expenses - Service Class	(55)

Total operating expenses	654,244

Net Investment Income	1,297,438

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,891,522
Foreign currencies	21,013
Foreign currency exchange contracts	(98,303)

Net realized gain	1,814,232

Net change in unrealized appreciation (depreciation) of:
Investments	(8,639,591)
Foreign currencies	(5,884)
Foreign currency exchange contracts	20

Net change in unrealized appreciation (depreciation)	(8,645,455)

Net Realized And Unrealized Loss	(6,831,223)

Net Decrease in Net Assets Resulting from Operations	$(5,533,785)

Delaware VIP Trust —

Delaware VIP International Value Equity Series

Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,297,438	$830,926
Net realized gain	1,814,232	2,979,436
Net change in unrealized appreciation (depreciation)	(8,645,455)	6,888,567

Net increase (decrease) in net assets resulting from operations	(5,533,785)	10,698,929

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(783,770)	(790,747)
Service Class	(257)	(437)

	(784,027)	(791,184)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	16,409,946	8,438,365
Service Class	181,811	3,143
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	783,770	790,747
Service Class	257	437

	17,375,784	9,232,692

Cost of shares redeemed:
Standard Class	(10,639,062)	(8,519,861)
Service Class	(34,966)	(14,655)

	(10,674,028)	(8,534,516)

Increase in net assets derived from capital share transactions	6,701,756	698,176

Net Increase in Net Assets	383,944	10,605,921

Net Assets:
Beginning of year	57,758,303	47,152,382

End of year	$58,142,247	$57,758,303

Undistributed net investment income	$1,217,785	$781,664

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class
			Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$12.190	$10.090	$8.980	$10.610	$9.920

Income (loss) from investment operations:
Net investment income[1]	0.254	0.176	0.177	0.243	0.155
Net realized and unrealized gain (loss)	(1.297)	2.094	1.171	(1.745)	0.903

Total from investment operations	(1.043)	2.270	1.348	(1.502)	1.058

Less dividends and distributions from:
Net investment income	(0.157)	(0.170)	(0.238)	(0.128)	(0.368)

Total dividends and distributions	(0.157)	(0.170)	(0.238)	(0.128)	(0.368)

Net asset value, end of period	$10.990	$12.190	$10.090	$8.980	$10.610

Total return[2]	(8.67% )	22.78%	15.20%	(14.43% )	10.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,986	$57,733	$47,122	$43,036	$56,941
Ratio of expenses to average net assets	1.07%	1.09%	1.07%	1.05%	1.07%
Ratio of expenses to average net assets prior to fees waived	1.07%	1.09%	1.07%	1.08%	1.07%
Ratio of net investment income to average net assets	2.13%	1.59%	1.88%	2.32%	1.60%
Ratio of net investment income to average net assets prior to fees waived	2.13%	1.59%	1.88%	2.29%	1.60%
Portfolio turnover	27%	28%	36%	47%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-12

Delaware VIP® International Value Equity Series
Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class
			Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$12.160	$10.070	$8.970	$10.600	$9.910

Income (loss) from investment operations:
Net investment income[1]	0.223	0.148	0.154	0.214	0.131
Net realized and unrealized gain (loss)	(1.284)	2.088	1.158	(1.740)	0.907

Total from investment operations	(1.061)	2.236	1.312	(1.526)	1.038

Less dividends and distributions from:
Net investment income	(0.129)	(0.146)	(0.212)	(0.104)	(0.348)

Total dividends and distributions	(0.129)	(0.146)	(0.212)	(0.104)	(0.348)

Net asset value, end of period	$10.970	$12.160	$10.070	$8.970	$10.600

Total return[2]	(8.82% )	22.45%	14.79%	(14.62% )	10.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$156	$25	$30	$17	$12
Ratio of expenses to average net assets	1.32%	1.34%	1.32%	1.30%	1.32%
Ratio of expenses to average net assets prior to fees waived	1.37%	1.39%	1.37%	1.38%	1.37%
Ratio of net investment income to average net assets	1.88%	1.34%	1.63%	2.07%	1.35%
Ratio of net investment income to average net assets prior to fees waived	1.83%	1.29%	1.58%	1.99%	1.30%
Portfolio turnover	27%	28%	36%	47%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-13

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Notes to financial statements December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included in the “Statement of operations” under “Net realized and unrealized gain or loss on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

International Value Equity Series-14

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included in the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2014, the Series was charged $2,918 for these services.

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included in the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $4,572 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services. These amounts are included in the “Statement of operations” under “Legal fees.” For the year ended Dec. 31, 2014, the Series was charged $1,657 for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$22,382,349
Sales	15,862,341

International Value Equity Series-15

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

3. Investments (continued)

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$59,034,496	$11,322,760	$(9,165,109)	$2,157,651

U.S GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$804,604	$804,604
Canada	5,017,643	—	5,017,643
China/Hong Kong	—	3,156,057	3,156,057
Denmark	—	1,035,057	1,035,057
France	—	11,375,310	11,375,310
Germany	—	2,757,766	2,757,766
Indonesia	—	826,013	826,013
Israel	2,605,203	—	2,605,203
Italy	—	1,524,531	1,524,531
Japan	—	10,703,791	10,703,791
Netherlands	—	2,529,851	2,529,851
Norway	—	109,135	109,135
Russia	506,190	—	506,190
Sweden	—	3,072,642	3,072,642
Switzerland	—	4,185,502	4,185,502
United Kingdom	—	5,836,623	5,836,623
Securities Lending Collateral	—	3,356,041	3,356,041
Short-Term Investments	—	1,790,188	1,790,188

Total	$8,129,036	$53,063,111	$61,192,147

Foreign Currency Exchange Contracts	$—	$20	$20

International Value Equity Series-16

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

3. Investments (continued)

As a result of utilizing international fair value pricing at Dec. 31, 2014, a majority of the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary income	$784,027	$791,184

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$74,761,609
Undistributed ordinary income	1,217,866
Capital loss carryforwards	(19,991,384)
Unrealized appreciation	2,154,156

Net assets	$58,142,247

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2014 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(77,290)	$77,290

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,880,423 was utilized in 2014. Capital loss carryforwards remaining at Dec. 31, 2014 will expire as follows: $7,267,563 expires in 2016 and $12,723,821 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

International Value Equity Series-17

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	1,362,794	754,985
Service Class	15,094	281
Shares issued upon reinvestment of dividends and distributions:
Standard Class	64,989	75,887
Service Class	21	42

	1,442,898	831,195

Shares redeemed:
Standard Class	(889,775)	(763,331)
Service Class	(2,898)	(1,255)

	(892,673)	(764,586)

Net increase	550,225	66,609

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement described above. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2014, the Series entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2014, the Series held foreign currency risk, which is disclosed on the “Statement of assets and liabilities” and the “Statement of operations.”

International Value Equity Series-18

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2014.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (Average cost)	$123,963	$88,967

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$155	$(135)	$20

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
BNY Mellon	$20	$—	$—	$—	$—	$20

Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$344,586	$(344,586)	$—	$—
Bank of Montreal	114,862	(114,862)	—	—
Banque Paribas	95,552	(95,552)	—	—

Total	$555,000	$(555,000)	$—	$—

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

International Value Equity Series-19

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

10. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2014, the value of the securities on loan was $3,159,925, for which cash collateral was received and invested in accordance with the Lending Agreement. At Dec. 31, 2014, the value of invested collateral was $3,356,041. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ 10% limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ limit on investments in illiquid securities. As of Dec. 31, 2014, there were no Rule 144A securities held by the Series. Illiquid securities have been identified in the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-20

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP International Value Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

International Value Equity Series-21

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Other Series information (Unaudited)

Board Consideration of Delaware VIP International Value Equity Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

Lipper currently classifies the Series as an international core fund. Management believes that it would be more appropriate to include the Series in the international value funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes consisting of the Series and all underlying variable insurance product international core funds and all underlying variable insurance product international value funds. When compared to other international core funds, the Lipper report comparison showed that the Series’ total return for the 1-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the fourth quartile of its Performance Universe. When compared to other international value funds, the Lipper report comparison showed that the Series’ total return for the 1- and 3- year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered investment policy changes implemented in June 2014 and the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints

International Value Equity Series-22

Delaware VIP® International Value Equity Series
Other Series information (Unaudited) (continued)

and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

When compared to other international core funds, the expense comparisons for the Series showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. When compared to a secondary peer group of other international core / international growth funds, the expense comparisons for the Series showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2015 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $70,652. The gross foreign source income earned during the fiscal year 2014 by the Series was $1,891,928.

International Value Equity Series-23

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

International Value Equity Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPIVE [12/14] BNY 20269 (2/15) (13922)	International Value Equity Series-26

Delaware VIP® Trust
Delaware VIP Limited-Term Diversified Income Series

Annual report

December 31, 2014

Investments in Delaware VIP® Limited-Term Diversified Income Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP Limited-Term Diversified Income Series Standard Class shares returned +1.69%, and Service Class shares returned +1.44%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Barclays 1–3 Year U.S. Government/Credit Index, returned +0.77%.

Unusually severe winter weather in early 2014 held back U.S. economic growth. Key global events included the Ukraine-Russia confrontation and deflationary and recessionary pressure on the euro zone. At the U.S. Federal Reserve’s March meeting, policy makers started to discuss a potential liftoff of short-term rates. However, the yield on 10-year U.S. Treasury notes moved lower throughout the year, contrary to expectations.

Although U.S. economic data were solid as the fiscal year progressed, global pressures affected interest rates, and short rates began to rise in anticipation of the Fed’s raising rates.

The key development during the latter part of the fiscal year was mounting pressure on global oil prices. Risk assets (including equities, commodities, high yield bonds, real estate, and currencies) came under pressure, and the long end of the yield curve rallied. Growing economic concerns in Asia and Europe added to the flight toward safe-haven U.S. Treasurys.

For the fiscal year, yields on the 10-year U.S. Treasury note dropped by 0.86 percentage points, as the safe-haven bond provided an advantage over low-yielding foreign government bonds, which ended the year at historic lows. However, yields on 2-year and 3-year Treasurys rose by about 0.30 percentage points, as investors appeared to begin to sense the approach of the date of the Fed’s first increase in short-term rates, likely sometime in 2015. This led to a flattening of the yield curve between shorter-term and intermediate to longer-term Treasurys.

The Series maintained its “barbell” portfolio structure throughout its fiscal year. (The barbell investment strategy combines short-maturity assets with long-maturity assets in an attempt to get better risk-adjusted returns.) We replaced 2-year Treasurys, which would be in alignment with the Series’ benchmark, with a combination of intermediate-term corporate bonds and floating-rate, high-quality asset-backed securities (ABS) and, to a lesser degree, some mortgage-backed securities (MBS). This barbell approach allowed the Series to modestly outperform the market by minimizing areas where rates were rising and having exposure to areas where rates were falling.

During the fiscal year, the Series’ overweight to BBB-rated corporate bonds returned 4.51% versus the benchmark’s BBB component, which gained 1.42% for the same period. These BBB-rated bonds averaged close to 25% of the Series’ portfolio.

The Series’ corporate bond performance was strong because of strong security selection and its emphasis on the 4–5 year maturity area. Our research team identified individual securities that maintained good credit quality overall and outperformed the broader market. The Series’ 8% allocation to MBS, an out-of-benchmark sector, also contributed to returns, driven in part by strong security selection.

In 2014, we found value in intermediate-term bonds. Our barbell positioning allowed us to own holdings in the Series in this part of the yield curve by combining these holdings with an allocation of close to 40% of the portfolio in AAA-rated floating-rate ABS.

The Series also gained from its underweight in 2-year Treasurys and minimal exposure to the 2–3 year maturity range. The Series’ allocation to AAA-rated floating-rate ABS averaged about 38% during the fiscal year and returned 0.60%. This return, when looked at in isolation, was the lowest returning sector in the Series’ portfolio and lagged both the index and all sectors within the index. However, it provided a relatively strong return for a floating-rate instrument and fared better than short-term Treasurys. That also worked as a cash surrogate with low sensitivity to interest rates.

A small position in high yield bonds detracted from the Series’ returns. Overall, high yield returns were negative for the fiscal year; accordingly, having even a small allocation there was a detractor. Although the Series held some strong-performing lower-quality corporate bonds (particularly in the first half of the fiscal year) high yield bonds experienced volatility as global risks developed, including conflict in Russia-Ukraine, euro-zone deflation, and a drop in oil prices.

The Series employed one type of derivatives as a hedge: Treasury futures. Overall, the use of derivatives didn’t have a material effect on performance during the fiscal year, costing the Series 0.25% in total return for the year while lowering risk exposure.

We used Treasury financial futures to create a slight negative duration in the first half of 2014. As geopolitical risks increased, including the increased tension in the Russia-Ukraine conflict when a plane was shot down over Ukraine, we removed that hedge. We felt that in the event of war, Treasurys would likely perform well and would be risky to short. We then added a half-year of duration in Treasury futures as a hedge against geopolitical risk. We maintained a hedge in long Treasury futures for the rest of the fiscal year, with an overall duration just below the Series’ 3-year maximum.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review (continued)	January 6, 2015

At several points during the fiscal year, we also bought protection against the Series’ high yield bond exposure in the high yield credit default swaps (CDX) market as an on-and-off trade in an attempt to protect the Series when markets became nervous. These CDX positions generally have been neutral to slightly positive for the Series.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Limited-Term Diversified Income Series-2

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series Average annual total returns For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+1.69%	+1.12%	+2.14%	+3.36%	+5.24%

Service Class shares (commenced operations on May 1, 2000)	+1.44%	+0.87%	+1.89%	+3.08%	+4.15%

Barclays 1-3 Year U.S. Government/Credit Index	+0.77%	+0.89%	+1.41%	+2.86%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.81%, while total operating expenses for Standard Class and Service Class shares were 0.56% and 0.86%, respectively. The management fee for Standard Class and Service Class shares was 0.48%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Limited-Term Diversified Income Series-3

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (continued)

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2013 through April 30, 2015.

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
–– Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$13,912
– – Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$13,251

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the Barclays 1–3 Year U.S. Government/Credit Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$1,003.70	0.57%	$2.88
Service Class	1,000.00	1,002.40	0.82%	4.14
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.33	0.57%	$2.90
Service Class	1,000.00	1,021.07	0.82%	4.18

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type / sector allocation

As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.66%
Agency Mortgage-Backed Securities	5.92%
Commercial Mortgage-Backed Securities	1.82%
Convertible Bond	0.12%
Corporate Bonds	56.70%
Banking	12.60%
Basic Industry	2.07%
Brokerage	0.84%
Capital Goods	1.89%
Communications	4.64%
Consumer Cyclical	7.99%
Consumer Non-Cyclical	8.24%
Electric	4.79%
Energy	3.54%
Finance Companies	0.74%
Insurance	2.17%
Natural Gas	1.41%
Real Estate	1.10%
Technology	2.98%
Transportation	1.70%
Municipal Bonds	0.56%
Non-Agency Asset-Backed Securities	31.98%
Non-Agency Collateralized Mortgage Obligations	0.36%
U.S. Treasury Obligations	0.11%
Short-Term Investments	1.75%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Limited-Term Diversified Income Series-6

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2014

	Principal amount°	Value (U.S. $)

Agency Asset-Backed
Security – 0.00%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	21,952	$23,902

Total Agency Asset-Backed Security (cost $21,775)		23,902

Agency Collateralized Mortgage Obligations – 0.66%
Fannie Mae Grantor Trust Series 2001-T5 A2 6.99% 6/19/41 •	18,064	20,446
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	555	632
Series 2003-52 NA 4.00% 6/25/23	79,804	83,909
Series 2003-120 BL 3.50% 12/25/18	188,518	195,337
Series 2004-49 EB 5.00% 7/25/24	17,322	18,901
Series 2005-66 FD 0.47% 7/25/35 •	340,678	341,341
Series 2005-110 MB 5.50% 9/25/35	5,646	6,081
Series 2011-88 AB 2.50% 9/25/26	129,936	132,561
Series 2011-113 MC 4.00% 12/25/40	220,198	231,178
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	23,790	27,028
Series 2931 GC 5.00% 1/15/34	40,099	40,899
Series 3016 FL 0.551% 8/15/35 •	51,662	51,960
Series 3027 DE 5.00% 9/15/25	18,457	20,068
Series 3067 FA 0.511% 11/15/35 •	1,470,783	1,475,971
Series 3232 KF 0.611% 10/15/36 •	59,809	60,342
Series 3297 BF 0.401% 4/15/37 •	531,505	533,540
Series 3416 GK 4.00% 7/15/22	8,144	8,236
Series 3737 NA 3.50% 6/15/25	107,005	110,939
Series 3780 LF 0.561% 3/15/29 •	277,876	278,246
Series 3800 AF 0.661% 2/15/41 •	3,246,263	3,273,489
Series 3803 TF 0.561% 11/15/28 •	268,867	270,241
Series 4163 CW 3.50% 4/15/40	2,362,613	2,467,964
Freddie Mac Strips Series 19 F 1.041% 6/1/28 •	3,681	3,739
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 ¿	1,026	1,182
Series T-58 2A 6.50% 9/25/43 ¿	23,658	27,044

Total Agency Collateralized Mortgage Obligations (cost $9,624,964)		9,681,274

Agency Mortgage-Backed Securities – 5.92%
Fannie Mae
4.00% 9/1/20	1,362,765	1,444,206
6.50% 8/1/17	1,941	2,022
7.00% 11/15/16	62	62
Fannie Mae ARM
1.482% 8/1/37 •	261,601	272,500
1.914% 1/1/35 •	853,984	898,780
2.057% 8/1/34 •	13,712	14,480

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae ARM
2.088% 9/1/38 •	734,242	$792,036
2.09% 3/1/38 •	3,473	3,698
2.097% 8/1/37 •	138,375	148,274
2.18% 9/1/35 •	161,783	171,876
2.193% 8/1/36 •	13,643	14,658
2.238% 4/1/36 •	6,600	7,116
2.259% 6/1/36 •	29,443	31,701
2.268% 7/1/36 •	17,336	18,926
2.271% 11/1/35 •	81,412	87,223
2.274% 12/1/33 •	11,224	11,918
2.277% 10/1/33 •	6,947	7,247
2.277% 6/1/34 •	10,426	11,135
2.277% 7/1/36 •	15,984	17,326
2.315% 11/1/35 •	1,662	1,781
2.317% 4/1/36 •	149,766	159,709
3.203% 4/1/44 •	723,413	750,878
3.474% 1/1/41 •	133,510	140,266
5.141% 8/1/35 •	3,076	3,288
5.806% 8/1/37 •	51,822	55,095
Fannie Mae Relocation 30 yr 5.00% 1/1/34	13,706	14,996
Fannie Mae S.F. 15 yr
3.00% 3/1/27	129,243	134,701
3.00% 11/1/27	8,341	8,693
3.50% 11/1/27	293,314	311,323
3.50% 6/1/29	2,927,185	3,107,238
3.50% 8/1/29	159,581	169,236
4.00% 5/1/24	952,318	1,014,654
4.00% 6/1/25	1,552,056	1,652,912
4.00% 11/1/25	3,506,464	3,759,269
4.00% 4/1/27	498,460	534,819
4.00% 5/1/27	1,633,547	1,749,905
4.50% 7/1/20	114,794	121,495
4.50% 9/1/20	521,501	549,308
5.00% 9/1/18	40,783	43,026
5.00% 10/1/18	730	781
5.00% 2/1/19	1,530	1,640
5.00% 5/1/21	8,309	8,932
5.00% 9/1/25	3,240,679	3,545,643
5.50% 1/1/23	4,988	5,448
5.50% 4/1/23	12,877	14,018
6.00% 3/1/18	170,963	177,492
6.00% 8/1/22	13,990	15,286
8.00% 10/1/16	858	879
Fannie Mae S.F. 20 yr
4.00% 1/1/31	385,309	415,408
4.00% 2/1/31	608,044	655,612
6.00% 9/1/29	446,787	505,848
Fannie Mae S.F. 30 yr
4.50% 7/1/36	207,426	226,135

Limited-Term Diversified Income Series-7

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 4/1/40	222,787	$242,055
4.50% 11/1/40	590,473	641,580
4.50% 2/1/41	272,176	295,743
4.50% 3/1/41	1,154,227	1,253,472
4.50% 4/1/41	1,774,672	1,929,315
4.50% 10/1/41	657,871	714,403
4.50% 11/1/41	604,632	657,026
4.50% 1/1/42	3,487,355	3,794,144
4.50% 12/1/43	104,836	113,856
4.50% 5/1/44	461,471	502,589
5.00% 4/1/33	192,135	212,885
5.00% 3/1/34	1,953	2,164
5.00% 2/1/36	310,430	343,532
5.00% 8/1/37	511,483	566,407
5.50% 12/1/32	43,193	48,678
5.50% 3/1/35	126,445	141,293
5.50% 4/1/36	49,523	55,366
5.50% 7/1/36	64,689	72,701
5.50% 2/1/37	4,183,294	4,675,513
5.50% 4/1/37	635,663	710,547
5.50% 1/1/38	5,480,100	6,123,627
5.50% 6/1/38	1,753,236	1,959,118
6.00% 11/1/34	974	1,103
6.00% 4/1/36	4,696	5,322
6.00% 8/1/37	406,168	460,085
6.00% 1/1/38	123,752	140,615
6.00% 5/1/38	1,035,849	1,175,434
6.00% 10/1/38	863,288	980,227
6.00% 1/1/39	420,552	477,388
6.00% 2/1/39	528,781	602,127
6.50% 6/1/29	720	820
6.50% 1/1/34	807	919
6.50% 4/1/36	1,440	1,639
6.50% 6/1/36	4,344	5,195
6.50% 10/1/36	3,452	3,931
6.50% 8/1/37	635	723
7.00% 12/1/34	592	680
7.00% 12/1/35	809	912
7.00% 4/1/37	324,039	363,967
7.00% 12/1/37	1,343	1,432
7.50% 6/1/31	6,480	7,849
7.50% 4/1/32	228	268
7.50% 5/1/33	624	633
7.50% 6/1/34	286	328
9.00% 7/1/20	5,165	5,550
10.00% 8/1/19	2,819	2,889
Fannie Mae S.F. 30 yr TBA 4.00% 1/1/45	705,000	752,414
Freddie Mac ARM
2.249% 7/1/36 •	50,644	54,470

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac ARM
2.265% 10/1/36 •	4,131	$4,394
2.275% 10/1/37 •	57,733	61,144
2.307% 4/1/34 •	1,861	1,979
2.35% 4/1/33 •	5,454	5,648
2.385% 7/1/38 •	565,629	608,322
2.495% 6/1/37 •	147,614	155,681
2.534% 1/1/44 •	2,520,746	2,584,902
3.47% 5/1/42 •	6,937,974	7,278,215
4.884% 8/1/38 •	11,054	11,671
Freddie Mac S.F. 15 yr
3.50% 9/1/29	8,676,738	9,194,466
4.00% 5/1/25	134,301	143,356
4.00% 8/1/25	477,331	509,581
4.00% 4/1/26	1,935,865	2,071,802
4.50% 6/1/26	341,665	369,205
5.00% 4/1/20	39,612	42,029
5.00% 12/1/22	7,036	7,579
8.00% 5/1/15	93	94
Freddie Mac S.F. 30 yr
4.50% 10/1/39	316,251	342,894
4.50% 3/1/42	2,032,646	2,205,941
4.50% 10/1/43	233,190	252,905
5.50% 6/1/36	58,974	66,157
5.50% 5/1/37	516,122	580,345
5.50% 3/1/40	321,166	359,149
5.50% 8/1/40	1,152,646	1,288,156
5.50% 6/1/41	823,720	920,917
6.00% 2/1/36	787,250	898,571
6.00% 1/1/38	127,980	144,661
6.00% 6/1/38	347,859	393,861
6.00% 8/1/38	1,414,071	1,605,013
7.00% 11/1/33	5,346	6,371
9.00% 4/1/17	296	311
GNMA I S.F. 15 yr
6.00% 1/15/22	645,058	699,720
GNMA I S.F. 30 yr
7.00% 12/15/34	21,663	25,526
7.50% 1/15/32	713	880

Total Agency Mortgage-Backed Securities (cost $85,763,144)		86,755,278

Commercial Mortgage-Backed Securities – 1.82%
Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 •	345,000	358,421
Series 2007-4 AM 5.821% 2/10/51 •	205,000	222,923
Bear Stearns Commercial Mortgage Securities Series 2005-PWR7 A3 5.116% 2/11/41 •	221,652	221,656

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
CD Commercial Mortgage Trust Series 2005-CD1 AM 5.226% 7/15/44 •	1,480,000	$1,519,347
DB-UBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,015,000	1,144,558
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.931% 8/25/44 #•	125,000	136,494
Series 2011-K702 B 144A 4.77% 4/25/44 #•	350,000	372,168
Series 2011-K703 B 144A 4.884% 7/25/44 #•	1,105,000	1,179,648
Series 2012-K22 B 144A 3.686% 8/25/45 #•	1,115,000	1,125,812
Series 2012-K708 B 144A 3.759% 2/25/45 #•	2,350,000	2,419,814
Series 2012-K711 B 144A 3.562% 8/25/45 #•	120,000	122,625
Series 2013-K712 B 144A 3.368% 5/25/45 #•	1,175,000	1,178,888
Goldman Sachs Mortgage Securities II Series 2005-GG4 A4A 4.751% 7/10/39	960,907	961,834
Goldman Sachs Mortgage Securities Trust Series 2006-GG6 A4 5.553% 4/10/38 •	915,000	938,938
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	3,990,000	3,995,031
Series 2013-HLT AFX 144A 3.367% 11/5/30 #	2,750,000	2,784,073
JPMBB Commercial Mortgage Securities Trust Series 2014-C18 A1 1.254% 2/15/47	1,709,175	1,702,580
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 AM 5.44% 5/15/45	2,606,000	2,759,342
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	1,550,000	1,629,442
Series 2006-C6 AM 5.413% 9/15/39	1,275,000	1,353,965
Morgan Stanley Capital I Trust Series 2005-HQ7 AJ 5.206% 11/14/42 •	500,000	511,465

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust Series 2006-T21 AM 5.204% 10/12/52 •	25,000	$25,836

Total Commercial Mortgage-Backed Securities (cost $26,791,076)		26,664,860

Convertible Bond – 0.12%
Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	1,645,000	1,705,659

Total Convertible Bond (cost $1,752,953)		1,705,659

Corporate Bonds – 56.70%
Banking – 12.60%
Abbey National Treasury Services 3.05% 8/23/18	1,760,000	1,823,726
ANZ New Zealand International 144A 2.60% 9/23/19 #	7,290,000	7,370,409
Bank of America
2.00% 1/11/18	1,135,000	1,134,963
4.25% 10/22/26	6,350,000	6,344,488
Bank of New York Mellon 1.969% 6/20/17	1,830,000	1,858,338
Barclays 2.75% 11/8/19	6,200,000	6,167,853
BB&T 2.45% 1/15/20	2,085,000	2,078,953
Branch Banking & Trust 3.80% 10/30/26	3,055,000	3,122,033
Citizens Bank 2.45% 12/4/19	8,550,000	8,506,335
Comerica 3.00% 9/16/15	2,185,000	2,218,011
Compass Bank 2.75% 9/29/19	9,170,000	9,189,330
Credit Suisse
2.30% 5/28/19	8,285,000	8,279,374
3.00% 10/29/21	925,000	922,092
Export-Import Bank of China 144A 2.50% 7/31/19 #	2,780,000	2,782,102
Goldman Sachs Group 6.15% 4/1/18	6,110,000	6,861,035
HBOS 144A 6.75% 5/21/18 #	4,860,000	5,428,601
HSBC Holdings 5.625% 12/29/49 •	6,715,000	6,746,896
JPMorgan Chase
3.45% 3/1/16	7,105,000	7,294,661
3.625% 5/13/24	760,000	778,862
4.125% 12/15/26	2,815,000	2,824,447
6.75% 8/29/49 •	4,545,000	4,817,700
JPMorgan Chase Bank 0.571% 6/13/16 •	605,000	602,651
KeyBank 5.45% 3/3/16	1,780,000	1,870,999
Manufacturers & Traders Trust 2.25% 7/25/19	9,200,000	9,187,608
Morgan Stanley 4.35% 9/8/26	3,765,000	3,792,665
Oversea-Chinese Banking 144A 4.00% 10/15/24 #•	2,165,000	2,219,515

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Banking (continued)
PNC Bank 3.30% 10/30/24	2,660,000	$2,712,482
PNC Preferred Funding Trust II 144A 1.463% 3/31/49 #•	6,900,000	6,520,500
Santander Holdings USA
3.00% 9/24/15	2,385,000	2,414,014
4.625% 4/19/16	795,000	828,412
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	7,410,000	7,469,873
State Street 3.30% 12/16/24	1,385,000	1,408,668
SunTrust Banks
2.35% 11/1/18	1,830,000	1,842,918
2.50% 5/1/19	10,385,000	10,463,677
3.60% 4/15/16	1,505,000	1,552,739
Swedbank 144A 2.375% 2/27/19 #	3,000,000	3,021,102
Toronto-Dominion Bank 2.25% 11/5/19	6,935,000	6,956,707
US Bancorp 3.15% 3/4/15	750,000	753,695
US Bank 2.125% 10/28/19	5,760,000	5,745,243
USB Capital IX 3.50% 10/29/49 •	2,220,000	1,798,200
USB Realty 144A 1.378% 12/22/49 #•	200,000	181,000
Wells Fargo
2.15% 1/15/19	8,730,000	8,761,498
2.625% 12/15/16	1,450,000	1,490,461
4.10% 6/3/26	2,025,000	2,072,486
Wells Fargo Bank 0.442% 5/16/16 •	545,000	543,689
Woori Bank 144A 2.875% 10/2/18 #	1,455,000	1,484,375
Zions Bancorp 4.50% 6/13/23	2,195,000	2,321,392

		184,566,778

Basic Industry – 2.07%
Celanese U.S. Holdings 4.625% 11/15/22	2,165,000	2,154,175
CF Industries 6.875% 5/1/18	4,740,000	5,392,627
Freeport-McMoRan 4.00% 11/14/21	415,000	411,794
Freeport-McMoRan Oil & Gas 6.50% 11/15/20	1,341,000	1,454,945
Georgia-Pacific
144A 2.539% 11/15/19 #	4,000,000	4,003,160
144A 5.40% 11/1/20 #	2,365,000	2,664,549
International Paper 7.50% 8/15/21	2,000,000	2,496,496
Methanex 4.25% 12/1/24	2,175,000	2,169,845
Mosaic 4.25% 11/15/23	2,265,000	2,394,438
PPG Industries 2.30% 11/15/19	1,820,000	1,814,060
Rock-Tenn
3.50% 3/1/20	1,990,000	2,021,790
4.45% 3/1/19	1,510,000	1,608,811
Rockwood Specialties Group 4.625% 10/15/20	1,625,000	1,683,906

		30,270,596

Brokerage – 0.84%
Jefferies Group 5.125% 1/20/23	3,115,000	3,171,640
Lazard Group 4.25% 11/14/20	4,205,000	4,437,608

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Brokerage (continued)
Lazard Group 6.85% 6/15/17	733,000	$816,440
Legg Mason 2.70% 7/15/19	3,815,000	3,837,489

		12,263,177

Capital Goods – 1.89%
Caterpillar Financial Services 2.45% 9/6/18	6,430,000	6,586,641
Crane 2.75% 12/15/18	2,530,000	2,559,669
Ingersoll-Rand Global Holding 2.875% 1/15/19	6,365,000	6,471,512
Ingersoll-Rand Luxembourg Finance 2.625% 5/1/20	3,030,000	3,014,102
John Deere Capital 1.70% 1/15/20	2,255,000	2,200,431
United Technologies 1.80% 6/1/17	4,425,000	4,485,476
Waste Management 2.60% 9/1/16	2,365,000	2,420,315

		27,738,146

Communications – 4.64%
American Tower Trust I 144A 1.551% 3/15/43 #	3,090,000	3,056,209
British Sky Broadcasting Group 144A 3.75% 9/16/24 #	3,850,000	3,881,404
Cox Communications 144A 3.85% 2/1/25 #	4,260,000	4,308,862
DIRECTV Holdings 3.95% 1/15/25	5,475,000	5,529,443
Interpublic Group 2.25% 11/15/17	1,155,000	1,157,983
Rogers Communications 7.50% 3/15/15	1,262,000	1,278,720
SBA Tower Trust
144A 2.24% 4/16/18 #	1,660,000	1,647,592
144A 2.898% 10/15/19 #	1,520,000	1,523,985
SES 144A 3.60% 4/4/23 #	3,175,000	3,215,396
SES Global Americas Holdings 144A 2.50% 3/25/19 #	5,555,000	5,532,586
Telefonica Emisiones 4.57% 4/27/23	6,150,000	6,595,893
Time Warner 5.875% 11/15/16	2,145,000	2,326,117
Time Warner Cable
4.00% 9/1/21	3,130,000	3,336,111
8.25% 4/1/19	4,205,000	5,152,260
Verizon Communications
3.00% 11/1/21	12,440,000	12,287,523
4.50% 9/15/20	3,640,000	3,955,144
5.15% 9/15/23	2,830,000	3,127,190

		67,912,418

Consumer Cyclical – 7.99%
Alibaba Group Holding
144A 3.125% 11/28/21 #	2,075,000	2,053,206
144A 3.60% 11/28/24 #	1,170,000	1,162,855
American Honda Finance 144A 1.60% 2/16/18 #	4,665,000	4,645,794
Carnival 1.20% 2/5/16	5,925,000	5,923,140

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
CVS Health 2.25% 12/5/18	11,000,000	$11,108,636
Daimler Finance North America 144A 2.25% 9/3/19 #	6,555,000	6,540,120
Delphi 4.15% 3/15/24	2,110,000	2,185,148
Ford Motor Credit
4.25% 2/3/17	1,200,000	1,260,710
5.00% 5/15/18	4,285,000	4,659,479
General Motors 3.50% 10/2/18	1,960,000	2,009,000
General Motors Financial
3.00% 9/25/17	1,570,000	1,589,672
4.375% 9/25/21	1,865,000	1,948,925
Historic TW 6.875% 6/15/18	1,340,000	1,550,493
Home Depot 2.25% 9/10/18	7,355,000	7,501,703
Host Hotels & Resorts 3.75% 10/15/23	1,740,000	1,738,784
Hyundai Capital America
144A 2.125% 10/2/17 #	260,000	261,441
144A 2.55% 2/6/19 #	3,000,000	3,003,306
International Game Technology 5.35% 10/15/23	3,535,000	3,566,472
INVISTA Finance 144A 4.25% 10/15/19 #	2,525,000	2,537,625
Lowe’s 1.625% 4/15/17	5,440,000	5,485,892
Magna International 3.625% 6/15/24	3,475,000	3,488,865
Marriott International 3.375% 10/15/20	1,720,000	1,763,114
Target 2.30% 6/26/19	3,800,000	3,850,814
Toyota Motor Credit 2.00% 10/24/18	6,300,000	6,366,629
Viacom
2.50% 12/15/16	4,960,000	5,070,152
2.50% 9/1/18	5,875,000	5,932,099
Volkswagen Group of America Finance 144A 2.125% 5/23/19 #	8,760,000	8,723,094
Walgreen 1.80% 9/15/17	7,175,000	7,183,223
Wyndham Worldwide 2.95% 3/1/17	3,880,000	3,964,371

		117,074,762

Consumer Non-Cyclical – 8.24%
Allergan 1.35% 3/15/18	1,670,000	1,627,124
Anheuser-Busch InBev Finance 2.15% 2/1/19	8,715,000	8,758,627
Bayer U.S. Finance 144A 2.375% 10/8/19 #	6,000,000	6,030,552
Becton Dickinson
2.675% 12/15/19	8,355,000	8,474,635
3.734% 12/15/24	2,890,000	2,981,509
Boston Scientific
2.65% 10/1/18	2,515,000	2,520,186
6.00% 1/15/20	1,805,000	2,036,426
CareFusion 6.375% 8/1/19	3,550,000	4,111,479
Celgene 2.30% 8/15/18	6,055,000	6,110,282
Express Scripts Holding 2.25% 6/15/19	2,500,000	2,475,828
Gilead Sciences 2.35% 2/1/20	3,000,000	3,019,734
Ingredion 1.80% 9/25/17	2,460,000	2,454,551

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Mattel 1.70% 3/15/18	4,085,000	$4,036,822
McKesson 2.284% 3/15/19	10,820,000	10,808,141
Medtronic 144A 2.50% 3/15/20 #	9,290,000	9,325,655
Mylan 2.60% 6/24/18	5,400,000	5,475,071
Newell Rubbermaid 2.05% 12/1/17	1,160,000	1,157,276
Pernod-Ricard
144A 2.95% 1/15/17 #	3,560,000	3,644,187
144A 5.75% 4/7/21 #	2,025,000	2,329,175
Perrigo 2.30% 11/8/18	2,710,000	2,710,341
Perrigo Finance 3.50% 12/15/21	1,600,000	1,620,118
Quest Diagnostics 2.70% 4/1/19	2,000,000	2,019,076
Sysco 3.00% 10/2/21	11,190,000	11,376,649
Thermo Fisher Scientific 2.40% 2/1/19	7,205,000	7,222,703
Tyson Foods 2.65% 8/15/19	8,295,000	8,379,460

		120,705,607

Electric – 4.79%
American Electric Power 2.95% 12/15/22	2,770,000	2,721,963
Berkshire Hathaway Energy 2.00% 11/15/18	7,030,000	7,021,831
CenterPoint Energy 5.95% 2/1/17	1,675,000	1,827,252
Commonwealth Edison 2.15% 1/15/19	2,305,000	2,324,450
DTE Energy 2.40% 12/1/19	3,350,000	3,354,409
Electricite de France
144A 2.15% 1/22/19 #	5,915,000	5,935,283
144A 5.25% 12/29/49 #•	2,705,000	2,779,388
Jersey Central Power & Light 5.625% 5/1/16	1,825,000	1,928,540
Kansas City Power & Light 6.375% 3/1/18	3,715,000	4,191,694
LG&E & KU Energy 3.75% 11/15/20	470,000	490,833
National Rural Utilities Cooperative Finance 2.15% 2/1/19	9,170,000	9,183,764
NextEra Energy Capital Holdings 2.70% 9/15/19	11,210,000	11,337,749
NV Energy 6.25% 11/15/20	2,580,000	3,034,970
PPL Capital Funding 1.90% 6/1/18	3,320,000	3,317,078
Southern 2.45% 9/1/18	7,765,000	7,931,295
State Grid Overseas Investment 2014 144A 2.75% 5/7/19 #	2,835,000	2,849,804

		70,230,303

Energy – 3.54%
Anadarko Petroleum 3.45% 7/15/24	2,025,000	1,980,857
BG Energy Capital 144A 2.875% 10/15/16 #	3,535,000	3,624,973
CNOOC Nexen Finance 2014 4.25% 4/30/24	2,840,000	2,944,134
ConocoPhillips 3.35% 11/15/24	3,990,000	4,039,532
Continental Resources 4.50% 4/15/23	6,525,000	6,216,798
Dominion Gas Holdings 2.50% 12/15/19	9,540,000	9,574,735

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Energy (continued)
EOG Resources 2.45% 4/1/20	4,170,000	$4,153,437
Noble Holding International 3.05% 3/1/16	6,710,000	6,770,846
Shell International Finance
2.00% 11/15/18	6,395,000	6,444,536
3.10% 6/28/15	980,000	992,531
Statoil 3.25% 11/10/24	3,275,000	3,292,649
Woodside Finance 144A 8.75% 3/1/19 #	1,430,000	1,773,177

		51,808,205

Finance Companies – 0.74%
General Electric Capital 144A
3.80% 6/18/19 #	1,355,000	1,441,019
5.55% 5/4/20	1,040,000	1,198,049
6.00% 8/7/19	2,745,000	3,196,165
7.125% 12/15/49 •	4,300,000	5,020,250

		10,855,483

Insurance – 2.17%
American International Group 6.40% 12/15/20	1,940,000	2,316,317
Berkshire Hathaway Finance 2.90% 10/15/20	1,530,000	1,570,915
Chubb 6.375% 3/29/67 •	1,190,000	1,281,690
ING U.S. 2.90% 2/15/18	4,720,000	4,835,701
MetLife 1.756% 12/15/17	3,605,000	3,619,478
Metropolitan Life Global Funding I 144A 1.875% 6/22/18 #	1,435,000	1,429,798
Pricoa Global Funding I
144A 1.60% 5/29/18 #	920,000	908,117
144A 2.20% 5/16/19 #	9,435,000	9,399,355
Principal Financial Group 1.85% 11/15/17	3,665,000	3,670,472
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,910,000	1,915,833
144A 4.125% 11/1/24 #	900,000	923,830

		31,871,506

Natural Gas – 1.41%
El Paso Pipeline Partners Operating
4.30% 5/1/24	880,000	883,348
6.50% 4/1/20	3,840,000	4,347,072
Enterprise Products Operating 3.20% 2/1/16	2,500,000	2,559,880
Kinder Morgan 144A 5.00% 2/15/21 #	1,290,000	1,343,797
Sempra Energy 2.30% 4/1/17	3,460,000	3,525,529
Sunoco Logistics Partners Operations 3.45% 1/15/23	2,385,000	2,291,117
TransCanada PipeLines
3.40% 6/1/15	1,480,000	1,495,120
6.35% 5/15/67 •	35,000	34,038

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Natural Gas (continued)
Williams Partners 7.25% 2/1/17	3,821,000	$4,213,623

		20,693,524

Real Estate – 1.10%
Alexandria Real Estate Equities 3.90% 6/15/23	1,225,000	1,231,098
Health Care REIT 3.625% 3/15/16	2,490,000	2,563,500
Healthcare Trust of America Holdings 3.375% 7/15/21	1,150,000	1,149,588
Simon Property Group 2.80% 1/30/17	5,650,000	5,820,681
WEA Finance
144A 2.70% 9/17/19 #	4,895,000	4,898,940
144A 3.75% 9/17/24 #	400,000	406,728

		16,070,535

Technology – 2.98%
Amphenol 3.125% 9/15/21	11,135,000	11,256,850
Apple 1.00% 5/3/18	6,440,000	6,347,528
Baidu 2.75% 6/9/19	4,000,000	3,990,656
Hewlett-Packard
3.00% 9/15/16	1,830,000	1,879,778
3.30% 12/9/16	1,565,000	1,616,969
Motorola Solutions 4.00% 9/1/24	3,130,000	3,155,115
National Semiconductor 6.60% 6/15/17	925,000	1,041,398
NetApp
3.25% 12/15/22	1,255,000	1,239,924
3.375% 6/15/21	3,585,000	3,599,390
Oracle 3.40% 7/8/24	45,000	46,048
Seagate HDD Cayman 144A 4.75% 1/1/25 #	3,930,000	4,056,581
Tencent Holdings 144A 3.375% 5/2/19 #	1,295,000	1,317,604
Xerox
5.625% 12/15/19	1,360,000	1,530,132
6.35% 5/15/18	2,250,000	2,546,069

		43,624,042

Transportation – 1.70%
AP Moeller - Maersk 144A 2.55% 9/22/19 #	3,275,000	3,287,812
CSX 5.60% 5/1/17	950,000	1,040,134
ERAC USA Finance 144A 1.40% 4/15/16 #	4,160,000	4,171,078
Penske Truck Leasing 144A 2.50% 6/15/19 #	8,890,000	8,845,017
Union Pacific 2.25% 2/15/19	4,850,000	4,916,557
United Parcel Service 5.125% 4/1/19	2,415,000	2,715,873

		24,976,471

Total Corporate Bonds (cost $822,281,225)		830,661,553

Limited-Term Diversified Income Series-12

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Municipal Bonds – 0.56%
Railsplitter Tobacco Settlement Authority, Illinois 5.00% 6/1/15	1,475,000	$1,502,642
University of California Series Y-2 0.67% 7/1/41 •	6,670,000	6,669,800

Total Municipal Bonds (cost $8,153,261)		8,172,442

Non-Agency Asset-Backed Securities – 31.98%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	1,000,000	1,070,140
Ally Master Owner Trust
Series 2013-1 A2 1.00% 2/15/18	915,000	916,103
Series 2013-2 A 0.611% 4/15/18 •	5,300,000	5,296,550
Series 2014-1 A1 0.631% 1/15/19 •	8,000,000	7,991,752
Series 2014-2 A 0.531% 1/16/18 •	7,050,000	7,044,064
American Express Credit Account Master Trust
Series 2012-1 A 0.431% 1/15/20 •	6,500,000	6,496,139
Series 2013-2 A 0.581% 5/17/21 •	4,645,000	4,655,321
Series 2014-1 A 0.531% 12/15/21 •	9,500,000	9,471,129
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates Series 2003-11 AF6 5.64% 12/25/33 ¿f	14,064	14,606
ARI Fleet Lease Trust Series 2012-B A 144A 0.461% 1/15/21 #•	1,909,600	1,908,878
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	960,000	994,263
Series 2013-2A A 144A 2.97% 2/20/20 #	8,750,000	8,970,929
Bank of America Credit Card Trust Series 2007-A4 A4 0.201% 11/15/19 •	2,150,000	2,134,649
Barclays Dryrock Issuance Trust
Series 2014-1 A 0.521% 12/16/19 •	2,650,000	2,646,658
Series 2014-2 A 0.501% 3/16/20 •	2,500,000	2,497,123
BMW Floorplan Master Owner Trust Series 2012-1A A 144A 0.561% 9/15/17 #•	7,500,000	7,510,883
Cabela’s Master Credit Card Trust
Series 2012-1A A2 144A 0.691% 2/18/20 #•	5,930,000	5,971,166
Series 2012-2A A2 144A 0.641% 6/15/20 #•	13,065,000	13,151,817
Series 2014-1 A 0.511% 3/16/20 •	8,000,000	7,997,776
Series 2014-2 A 0.611% 7/15/22 •	3,750,000	3,737,093

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
California Republic Auto Receivables Trust Series 2013-2 A2 1.23% 3/15/19	2,236,332	$2,244,510
Capital One Multi-Asset Execution Trust
Series 2006-A11 A11 0.251% 6/17/19 •	3,000,000	2,990,157
Series 2007-A1 A1 0.211% 11/15/19 •	8,080,000	8,041,838
Series 2007-A5 A5 0.201% 7/15/20 •	5,250,000	5,210,893
Series 2013-A2 A2 0.341% 2/15/19 •	8,600,000	8,600,292
Series 2014-A3 A3 0.541% 1/18/22 •	6,635,000	6,627,682
Chase Issuance Trust
Series 2007-A5 A5 0.201% 3/15/19 •	100,000	99,444
Series 2007-B1 B1 0.411% 4/15/19 •	6,000,000	5,961,972
Series 2012-A2 A2 0.431% 5/15/19 •	12,000,000	12,007,356
Series 2012-A9 A9 0.311% 10/16/17 •	5,415,000	5,411,724
Series 2012-A10 A10 0.421% 12/16/19 •	3,815,000	3,808,434
Series 2013-A3 A3 0.441% 4/15/20 •	11,115,000	11,078,387
Series 2013-A9 A 0.581% 11/16/20 •	6,100,000	6,111,858
Series 2014-A8 A 0.411% 11/15/18 •	1,270,000	1,270,116
Chesapeake Funding
Series 2012-2A A 144A 0.618% 5/7/24 #•	2,203,310	2,206,593
Series 2014-1A A 144A 0.577% 3/7/26 #•	5,500,000	5,497,542
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 0.447% 5/26/20 •	5,355,000	5,346,587
Series 2013-A4 A4 0.587% 7/24/20 •	950,000	951,631
Series 2013-A7 A7 0.592% 9/10/20 •	5,170,000	5,168,852
Conseco Financial Series 1997-6 A8 7.07% 1/15/29	38,639	39,325
Dell Equipment Finance Trust Series 2014-1 A3 144A 0.94% 6/22/20 #	935,000	934,071
Discover Card Execution Note Trust
Series 2011-A4 A4 0.511% 5/15/19 •	2,220,000	2,227,459
Series 2012-A4 A4 0.531% 11/15/19 •	13,135,000	13,189,983
Series 2013-A1 A1 0.461% 8/17/20 •	9,795,000	9,806,725
Series 2013-A3 A3 0.341% 10/15/18 •	13,120,000	13,111,446
Series 2013-A5 A5 1.04% 4/15/19	5,250,000	5,244,829
Series 2013-A6 A6 0.611% 4/15/21 •	7,100,000	7,119,979
Series 2014-A1 A1 0.591% 7/15/21 •	7,340,000	7,355,884
Series 2014-A3 A3 1.22% 10/15/19	1,430,000	1,427,560
Enterprise Fleet Financing Series 2013-2 A2 144A 1.06% 3/20/19 #	2,686,960	2,692,111

Limited-Term Diversified Income Series-13

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed
Securities (continued)
Enterprise Fleet Financing Series 2014-1 A2 144A 0.87% 9/20/19 #	2,988,593	$2,987,499
Fifth Third Auto Trust Series 2014-2 A2B 0.321% 4/17/17 •	6,640,000	6,636,394
Ford Credit Auto Owner Trust Series 2014-2 A 144A 2.31% 4/15/26 #	775,000	776,996
Ford Credit Floorplan Master Owner Trust A
Series 2013-1 A1 0.85% 1/15/18	4,065,000	4,064,752
Series 2013-1 A2 0.541% 1/15/18 •	4,750,000	4,751,748
Series 2014-1 A2 0.561% 2/15/19 •	3,015,000	3,016,501
GE Dealer Floorplan Master Note Trust
Series 2012-2 A 0.915% 4/22/19 •	16,930,000	17,028,075
Series 2013-1 A 0.565% 4/20/18 •	10,440,000	10,426,261
Series 2014-2 A 0.615% 10/20/19 •	6,450,000	6,452,619
GE Equipment Transportation
Series 2013-1 A3 0.69% 11/25/16	2,385,668	2,386,561
Series 2014-1 A3 0.97% 4/23/18	4,545,000	4,541,541
Golden Credit Card Trust
Series 2012-3A A 144A 0.611% 7/17/17 #•	11,925,000	11,939,072
Series 2012-5A A 144A 0.79% 9/15/17 #	565,000	565,522
Series 2013-1A A 144A 0.411% 2/15/18 #•	7,850,000	7,847,315
Series 2013-2A A 144A 0.591% 9/15/18 #•	6,850,000	6,865,371
Series 2014-2A A 144A 0.612% 3/15/21 #•	8,195,000	8,174,340
GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17 #	8,125,000	8,121,222
Hertz Fleet Lease Funding Series 2014-1 A 144A 0.562% 4/10/28 #•	5,000,000	4,995,255
Hyundai Auto Lease Securitization Trust Series 2014-A A4 144A 1.01% 9/15/17 #	1,530,000	1,531,274
M&T Bank Auto Receivables Trust Series 2013-1A A3 144A 1.06% 11/15/17 #	6,000,000	6,018,702
Master Credit Card Trust II Series 2012-2A A 144A 0.78% 4/21/17 #	3,700,000	3,701,184
MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35 #•	1,230	1,229

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Motor Series 2013-1A A1 144A 0.67% 2/25/21 #•	1,603,333	$1,604,380
Navistar Financial Dealer Note Master Owner Trust II Series 2014-1 A 144A 0.92% 10/25/19 #•	6,500,000	6,502,139
Navistar Financial Dealer Note Master Trust Series 2013-2 A 144A 0.85% 9/25/18 #•	6,000,000	6,005,970
NextGear Floorplan Master Owner Trust Series 2014-1A A 144A 1.92% 10/15/19 #	3,500,000	3,492,209
Nissan Auto Receivables Owner Trust Series 2013-C A3 0.67% 8/15/18	2,620,000	2,613,641
Nissan Master Owner Trust Receivables
Series 2012-A A 0.631% 5/15/17 •	7,677,000	7,683,326
Series 2013-A A 0.461% 2/15/18 •	8,995,000	8,984,746
PFS Financing
Series 2013-AA A 144A 0.711% 2/15/18 #•	5,480,000	5,478,625
Series 2014-AA A 144A 0.761% 2/15/19 #•	6,000,000	6,012,960
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20	1,360,000	1,355,037
Trade MAPS 1 Series 2013-1A A 144A 0.862% 12/10/18 #•	11,750,000	11,765,216
Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15 #•	1,977,000	1,981,780
Volkswagen Auto Lease Trust
Series 2014-A A2B 0.375% 10/20/16 •	2,988,733	2,986,781
Series 2014-A A3 0.80% 4/20/17	4,000,000	3,987,240
Volvo Financial Equipment Series 2014-1A A3 144A 0.82% 4/16/18 #	2,000,000	1,996,450
Wheels SPV 2 Series 2014-1A A2 144A 0.84% 3/20/23 #	3,425,000	3,425,315
World Financial Network Credit Card Master Trust Series 2014-A A 0.541% 12/15/19 •	7,500,000	7,502,940

Total Non-Agency Asset-Backed Securities (cost $468,405,598)		468,470,467

Limited-Term Diversified Income Series-14

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 0.36%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35 •	23,015	$22,728
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	29,366	30,304
Series 2005-6 7A1 5.50% 7/25/20	25,689	25,910
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-21 A1 2.599% 5/25/33 ¿•	5,548	5,571
Series 2003-46 1A1 2.536% 1/19/34 ¿•	5,354	5,329
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M1 1.12% 5/25/24 •	2,725,423	2,674,714
Series 2014-C03 1M1 1.37% 7/25/24 •	2,090,045	2,070,731
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2014-DN2 M2 1.82% 4/25/24 •	375,000	363,289
GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27 #•	7,924	8,302
MASTR ARM Trust Series 2003-6 1A2 2.45% 12/25/33 •	5,688	5,658
Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18 ¿	9,428	9,687

Total Non-Agency Collateralized Mortgage Obligations (cost $5,293,743)		5,222,223

U.S. Treasury Obligations - 0.11%
U.S. Treasury Notes
1.50% 11/30/19	1,220,000	1,212,375
2.25% 11/15/24	425,000	427,922

Total U.S. Treasury Obligations (cost $1,642,151)		1,640,297

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.75%
Discount Notes – 1.70% ≠
Federal Home Loan Bank
0.065% 1/14/15	13,143,707	$13,143,667
0.065% 1/21/15	9,081,551	9,081,505
0.065% 2/25/15	888,178	888,158
0.065% 3/5/15	796,266	796,239
0.08% 2/20/15	860,495	860,477
0.085% 3/27/15	114,547	114,542

		24,884,588

Repurchase Agreements - 0.05%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $445,169 (collateralized by U.S. government obligations 0.875%–4.625% 10/15/17–2/15/40 market value $454,072)	445,168	445,168
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $148,390 (collateralized by U.S. government obligations 1.25%–3.875% 8/31/15–8/15/44 market value $151,357)	148,390	148,390
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $123,443 (collateralized by U.S. government obligations 0.875%–1.75% 8/15/17–5/15/23 market value $125,911)	123,442	123,442

		717,000

Total Short-Term Investments (cost $25,600,712)		25,601,588

Total Value of Securities – 99.98% (cost $1,455,330,602)	$1,464,599,543

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2014, the aggregate value of Rule 144A securities was $353,972,055, which represents 24.16% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Limited-Term Diversified Income Series-15

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

•	Variable rate security. The rate shown is the rate as of Dec. 31, 2014. Interest rates reset periodically.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2014.

The	following futures contracts were outstanding at Dec. 31, 2014:[1]

Futures Contract

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
191 U.S. Treasury 10 yr Notes	$24,087,118	$24,218,203	3/24/15	$131,085

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional value presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

MASTR – Mortgage Asset Securitization Transactions, Inc.

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements

Limited-Term Diversified Income Series-16

Delaware VIP® Trust—Delaware VIP Limited-Term Diversified Income Series
Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$1,438,997,955
Short-term investments, at value[2]	25,601,588
Cash collateral for derivatives	230,000
Cash	101,444
Interest receivable	6,670,909
Receivables for securities sold	3,802,261
Receivables for series shares sold	107,072
Variation margin receivable on futures contracts	41,781

Total assets	1,475,553,010

Liabilities:
Payable for securities purchased	8,327,804
Payable for series shares redeemed	597,728
Income distribution payable	505,259
Investment management fees payable	591,503
Distribution fees payable	298,477
Other accrued expenses	291,846
Other affiliates payable	32,727
Trustees’ fees and expenses payable	3,629

Total liabilities	10,648,973

Total Net Assets	$1,464,904,037

Net Assets Consist of:
Paid-in capital	$1,477,152,946
Undistributed net investment income	331,854
Accumulated net realized loss on investments	(21,980,789)
Net unrealized appreciation of investments and derivatives	9,400,026

Total Net Assets	$1,464,904,037

Net Asset Value
Standard Class:
Net assets	$59,361,667
Shares of beneficial interest outstanding, unlimited authorization, no par	6,014,934
Net asset value per share	$9.87

Service Class:
Net assets	$1,405,542,370
Shares of beneficial interest outstanding, unlimited authorization, no par	143,374,195
Net asset value per share	$9.80

[1] Investments, at cost	$1,429,729,890
[2] Short-term investments, at cost	25,600,712

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

Delaware VIP® Trust—

Delaware VIP Limited-Term Diversified Income Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Interest	$25,669,817
Expenses:
Management fees	6,881,816
Distribution expenses–Service Class	4,166,916
Accounting and administration expenses	480,652
Reports and statements to shareholders	180,683
Legal fees	153,684
Dividend disbursing and transfer agent fees and expenses	128,316
Custodian fees	69,187
Trustees’ fees and expenses	66,137
Audit and tax	44,869
Registration fees	20,012
Other	60,740

12,253,012
Less waived distribution expenses–Service Class	(694,486)

Total operating expenses	11,558,526

Net Investment Income	14,111,291

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments	8,646,790
Futures contracts	(2,157,353)

Net realized gain	6,489,437

Net change in unrealized appreciation (depreciation) of:
Investments	3,807,296
Futures contracts	(3,466,168)

Net change in unrealized appreciation (depreciation)	341,128

Net Realized and Unrealized Gain	6,830,565

Net Increase in Net Assets Resulting from Operations	$20,941,856

Delaware VIP Trust—

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,111,291	$8,544,614
Net realized gain (loss)	6,489,437	(16,819,480)
Net change in unrealized appreciation (depreciation)	341,128	(6,566,190)

Net increase (decrease) in net assets resulting from operations	20,941,856	(14,841,056)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(901,035)	(708,516)
Service Class	(18,533,421)	(14,010,004)
Net realized gain:
Standard Class	—	(37,816)
Service Class	—	(833,593)
Return of capital:
Standard Class	—	(18,022)
Service Class	—	(481,548)

	(19,434,456)	(16,089,499)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	21,976,001	21,502,695
Service Class	154,407,137	285,128,285

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	892,191	768,646
Service Class	18,374,866	15,369,125

	195,650,195	322,768,751

Cost of shares redeemed:
Standard Class	(13,709,162)	(22,053,178)
Service Class	(100,111,241)	(66,498,366)
	(113,820,403)	(88,551,544)
Increase in net assets derived from capital share transactions	81,829,792	234,217,207

Net Increase in Net Assets	83,337,192	203,286,652

Net Assets:
Beginning of year	1,381,566,845	1,178,280,193

End of year	$1,464,904,037	$1,381,566,845

Undistributed (distributions in excess of) net investment income	$331,854	$(614,182)

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-18

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Standard Class Year ended

	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.860	$10.120	$10.090	$10.150	$10.010

Income (loss) from investment operations:
Net investment income[1]	0.120	0.092	0.095	0.119	0.193
Net realized and unrealized gain (loss)	0.046	(0.199)	0.183	0.171	0.248

Total from investment operations	0.166	(0.107)	0.278	0.290	0.441

Less dividends and distributions from:
Net investment income	(0.156)	(0.142)	(0.171)	(0.193)	(0.240)
Net realized gain	—	(0.007)	(0.077)	(0.157)	(0.061)
Return of capital	—	(0.004)	—	—	—

Total dividends and distributions	(0.156)	(0.153)	(0.248)	(0.350)	(0.301)

Net asset value, end of period	$9.870	$9.860	$10.120	$10.090	$10.150

Total return[2]	1.69%	(1.06%)	2.78%	2.91%	4.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,362	$50,161	$51,194	$43,427	$39,362
Ratio of expenses to average net assets	0.56%	0.56%	0.57%	0.58%	0.60%
Ratio of net investment income to average net assets	1.22%	0.92%	0.93%	1.17%	1.90%
Portfolio turnover	113%	236%	284%	432%	443%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-19

Delaware VIP® Limited-Term Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Service Class Year ended

	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.790	$10.050	$10.020	$10.090	$9.940

Income (loss) from investment operations:
Net investment income[1]	0.095	0.066	0.069	0.093	0.167
Net realized and unrealized gain (loss)	0.046	(0.199)	0.182	0.161	0.257

Total from investment operations	0.141	(0.133)	0.251	0.254	0.424

Less dividends and distributions from:
Net investment income	(0.131)	(0.116)	(0.144)	(0.167)	(0.213)
Net realized gain	—	(0.007)	(0.077)	(0.157)	(0.061)
Return of capital	—	(0.004)	—	—	—

Total dividends and distributions	(0.131)	(0.127)	(0.221)	(0.324)	(0.274)

Net asset value, end of period	$9.800	$9.790	$10.050	$10.020	$10.090

Total return[2]	1.44%	(1.33%)	2.53%	2.56%	4.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,405,542	$1,331,406	$1,127,086	$937,874	$675,648
Ratio of expenses to average net assets	0.81%	0.81%	0.82%	0.83%	0.85%
Ratio of expenses to average net assets prior to fees waived	0.86%	0.86%	0.87%	0.88%	0.90%
Ratio of net investment income to average net assets	0.97%	0.67%	0.68%	0.92%	1.65%
Ratio of net investment income to average net assets prior to fees waived	0.92%	0.62%	0.63%	0.87%	1.60%
Portfolio turnover	113%	236%	284%	432%	443%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-20

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011 – Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

To Be Announced Trades (TBA) — The Series may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates — The Series is an investment company in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of

Limited-Term Diversified Income Series-21

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; and 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2014, the Series was charged $69,225 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $108,447 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 to Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $39,254 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is April 30, 2013 through April 30, 2015.

Limited-Term Diversified Income Series-22

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,499,942,232
Purchases of U.S. government securities	176,004,861
Sales other than U.S. government securities	1,370,845,422
Sales of U.S. government securities	221,043,992

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$1,460,074,359	$14,814,027	$(10,288,843)	$4,525,184

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency, asset-backed & mortgage-backed securities[1]	$—	$588,643,664	$8,174,340	$596,818,004
Corporate debt	—	832,367,212	—	832,367,212
Municipal bonds	—	8,172,442	—	8,172,442
Short-term investments	—	25,601,588	—	25,601,588
U.S. Treasury obligations	—	1,640,297	—	1,640,297

Total	$—	$1,456,425,203	$8,174,340	$1,464,599,543

Futures Contracts	$131,085	$—	$—	$131,085

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs or matrix-price investments and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 2 and Level 3 investments represent 98.63% and 1.37% of the total market value of these types of securities.

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2, investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and Dec. 31, 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary	$19,434,456	$15,589,929
Return of Capital	—	499,570

	$19,434,456	$16,089,499

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,477,152,946
Undistributed ordinary income	956,325
Capital loss carryforwards	(17,225,159)
Distributions payable	(505,259)
Unrealized appreciation	4,525,184

Net assets	$1,464,904,037

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments (CPDI), mark-to-market of futures contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CPDI, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2014, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,269,201	$(6,269,201)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,205,800 was utilized in 2014.

Losses incurred that will be carried forward under the Act are as follows:

Short-term	Long-term
$(9,866,020)	$(7,359,139)

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	2,220,917	2,164,211
Service Class	15,701,989	28,956,214

Shares issued upon reinvestment of dividends and distributions:
Standard Class	90,201	77,281
Service Class	1,869,810	1,556,290

	19,882,917	32,753,996

Shares redeemed:
Standard Class	(1,385,420)	(2,213,121)
Service Class	(10,184,068)	(6,700,232)

	(11,569,488)	(8,913,353)

Net increase	8,313,429	23,840,643

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended Dec. 31, 2014, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended Dec. 31, 2014, the Series had interest risk which is disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2014.

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

8. Derivatives (continued)

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$9,875,449	$87,431,437

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivatives assets and liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$445,168	$(445,168)	$—	$—
Bank of Montreal	148,390	(148,390)	—	—
BNP Paribas	123,442	(123,442)	—	—

Total	$717,000	$(717,000)	$—	$—

(a) Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed, and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

10. Securities Lending (continued)

securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and lower than Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” As of Dec. 31, 2014, no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

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Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

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Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Limited-Term Diversified Income Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the second quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board observed that the Series’ 1-year performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ longer-term performance results, which were quite strong, and consequently, the Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

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Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited) (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2015 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Fund’s total distributions.

Limited-Term Diversified Income Series-31

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Limited-Term Diversified Income Series-32

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited-Term Diversified Income Series-33

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPLTD [12/14] BNY 20270 (2/15) (13922)	Limited-Term Diversified Income Series-34

Delaware VIP® Trust
Delaware VIP REIT Series
Annual report
December 31, 2014

Investments in Delaware VIP® REIT Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP REIT Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP REIT Series Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP REIT Series Standard Class shares returned +29.46% and Service Class shares returned +29.12% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE NAREIT Equity REITs Index, returned +30.14% for the same period.

During the Series fiscal year, real estate investment trusts (REITs) benefited from generally supportive market conditions including declining interest rates, lower financing costs, and strong real estate fundamentals. In this positive environment, many different types of property stocks enjoyed generally favorable results. Short-duration property sectors such as lodging and apartments — which tend to carry higher risk because of their shorter leases —performed particularly well, as did manufactured homes and regional malls.

The Series performed well on an absolute basis, despite modestly trailing the benchmark. In relative terms, the Series’ biggest disadvantage was its moderate cash stake, an average of about 3% of the portfolio during the period. We believed this was appropriate to provide some defense against a possible correction, but having any cash sitting on the sidelines during a rising market proved detrimental.

Several individual positions hampered results relative to the benchmark. The single largest detractor was the Series’ substantial underweight position in data center operator Digital Realty Trust. Although its shares rebounded after a difficult 2013, we were concerned with the company’s relatively expensive valuation and therefore the Series did not own a position in the stock for most of the period, including at the end.

Another challenge for the Series was its position in DDR, an operator of retail “power centers” — large outdoor shopping malls. Although DDR and power centers generally underperformed other retail-oriented REITs, we maintained the Series’ overweight position in DDR given our view of the potential for strong demand for this subsector of shopping centers.

First Industrial Realty Trust also weighed on Series results. Shares of First Industrial lagged, along with many other industrial REITs, due to concerns about excess supply in the sector. The stock rebounded sharply in October 2014, however, and we took advantage of the recovery to reduce the Series’ position.

The Series strongest relative contribution came from its underweight position in American Realty Capital Properties. We had gradually reduced the Series’ position and owned only a small stake by late October when an accounting scandal caused the company’s shares to plummet 28%. We believe we were fortunate to have relatively little exposure to the stock when news of the scandal broke.

The Series substantial underweighting in the healthcare sector was another source of strength for the Series during the period. Healthcare property REITs lagged as the size of the sector’s largest companies made it difficult to achieve significant growth. In particular, the Series benefited from underweighting positions in Health Care REIT and HCP. We completely sold the Series’ HCP position by period end and continue to underweight the sector.

The benchmark’s two strongest-performing sectors were lodging and apartments, where we had and continue to maintain an overweight. Strategic Hotels & Resorts, an owner of luxury properties, was a standout in the lodging sector, profiting from improved management operations and the high-quality nature of its property locations. Within apartments, Essex Property Trust performed well given its emphasis on strong West Coast markets and improvements in occupancy rates, expense management, and operations.

We have closely watched the investment activity in U.S. real estate. In our opinion, heavy demand from global institutional and sovereign investors has led to rising REIT valuations and asset prices that have increased faster than cash flows. We believe REIT valuations have stretched to the point that, if investment flows start to reverse, REIT prices could be adversely affected. As a result, we have positioned the Series to be slightly more defensive, maintaining a higher-than-typical cash position and focusing on what we consider to be more attractively priced stocks.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

REIT Series-1

Delaware VIP® Trust — Delaware VIP REIT Series Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series Average annual total returns For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	+29.46%	+15.64%	+16.85%	+7.88%	+10.11%
Service Class shares (commenced operations on May 1, 2000)	+29.12%	+15.34%	+16.53%	+7.60%	+11.54%
FTSE NAREIT Equity REITs Index	+30.14%	+16.33%	+16.88%	+8.31%

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.09%, while total operating expenses for Standard Class and Service Class shares were 0.84% and 1.14%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges or deferred sales charges. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2013 through April 30, 2015.

REIT Series-2

Delaware VIP® REIT Series Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
– – FTSE NAREIT Equity REITs Index	$10,000	$22,207
— Delaware VIP REIT Series (Standard Class)	$10,000	$21,343

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-3

Delaware VIP® Trust — Delaware VIP REIT Series Disclosure of Series expenses For the six-month period form July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$1,104.80	0.84%	$4.46
Service Class	1,000.00	1,103.40	1.09%	5.78
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.97	0.84%	$4.28
Service Class	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series Security type / sector allocation and top 10 equity holdings As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock	95.25%
Diversified REITs	4.92%
Healthcare REITs	7.90%
Hotel REITs	10.82%
Industrial REITs	5.50%
Mall REITs	15.62%
Manufactured Housing REIT	0.80%
Multifamily REITs	18.31%
Office REITs	12.11%
Office/Industrial REITs	3.95%
Self-Storage REITs	5.16%
Shopping Center REITs	8.42%
Single Tenant REIT	1.22%
Specialty REIT	0.52%
Short-Term Investments	4.53%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time.
They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	10.39%
Boston Properties	4.65%
AvalonBay Communities	4.56%
Health Care REIT	4.46%
General Growth Properties	4.38%
Public Storage	4.15%
Equity Residential	4.01%
Prologis	3.94%
Host Hotels & Resorts	3.41%
Vornado Realty Trust	3.16%

REIT Series-5

Delaware VIP® Trust — Delaware VIP REIT Series Schedule of investments December 31, 2014

	Number of shares	Value (U.S. $)
Common Stock - 95.25%
Diversified REITs - 4.92%
Gramercy Property Trust	646,550	$4,461,195
Vornado Realty Trust	137,243	16,154,874
Washington Real Estate Investment Trust	165,200	4,569,432

		25,185,501

Healthcare REITs - 7.90%
Health Care REIT	302,050	22,856,123
Healthcare Realty Trust	187,537	5,123,511
Healthcare Trust of America Class A	232,916	6,274,744
Ventas	86,599	6,209,148

		40,463,526

Hotel REITs - 10.82%
DiamondRock Hospitality	453,550	6,744,289
Hilton Worldwide Holdings †	228,900	5,972,001
Host Hotels & Resorts	733,643	17,438,694
Pebblebrook Hotel Trust	199,861	9,119,657
RLJ Lodging Trust	226,201	7,584,520
Starwood Hotels & Resorts Worldwide	33,675	2,730,032
Strategic Hotels & Resorts †	437,065	5,782,370

		55,371,563

Industrial REITs - 5.50%
DCT Industrial Trust	223,641	7,975,038
Prologis	468,697	20,168,032

		28,143,070

Mall REITs - 15.62%
General Growth Properties	796,646	22,409,652
Simon Property Group	292,128	53,199,430
Taubman Centers	57,275	4,376,955

		79,986,037

Manufactured Housing REIT - 0.80%
Equity Lifestyle Properties	79,203	4,082,915

		4,082,915

Multifamily REITs - 18.31%
American Campus Communities	150,025	6,205,034
Apartment Investment & Management	170,075	6,318,286
AvalonBay Communities	142,739	23,322,125
Camden Property Trust	41,621	3,073,295
Equity Residential	285,425	20,504,932
Essex Property Trust	76,045	15,710,897
Post Properties	104,675	6,151,750
UDR	404,725	12,473,625

		93,759,944

Office REITs - 12.11%
Boston Properties	184,940	23,799,929
Douglas Emmett	136,250	3,869,500
Equity Commonwealth	148,850	3,820,979
Highwoods Properties	206,974	9,164,809
Kilroy Realty	125,925	8,697,640
Paramount Group †	124,157	2,308,079

	Number of shares	Value (U.S. $)
Common Stock (continued)
Office REITs (continued)
SL Green Realty	87,038	$10,359,263

		62,020,199

Office/Industrial REITs - 3.95%
CyrusOne	99,900	2,752,245
Duke Realty	654,650	13,223,930
PS Business Parks	53,165	4,228,744

		20,204,919

Self-Storage REITs - 5.16%
Extra Space Storage	88,136	5,168,295
Public Storage	114,836	21,227,435

		26,395,730

Shopping Center REITs - 8.42%
DDR	582,332	10,691,615
Kimco Realty	361,315	9,083,459
Kite Realty Group Trust	157,975	4,540,201
Ramco-Gershenson Properties Trust	370,475	6,942,701
Regency Centers	185,414	11,825,705

		43,083,681

Single Tenant REIT - 1.22%
Spirit Realty Capital	527,050	6,266,624

		6,266,624

Specialty REIT - 0.52%
American Residential Properties †	151,536	2,662,487

		2,662,487

Total Common Stock (cost $406,447,327)		487,626,196

	Principal amount°
Short- Term Investments - 4.53%
Discount Notes - 4.14% ≠
Federal Home Loan Bank
0.065% 1/14/15	5,301,179	5,301,163
0.065% 1/21/15	2,308,329	2,308,318
0.065% 2/25/15	2,603,216	2,603,156
0.065% 3/5/15	2,927,470	2,927,371
0.067% 1/16/15	1,990,748	1,990,740
0.08% 2/20/15	5,641,368	5,641,255
0.08% 3/18/15	164,692	164,685
0.085% 3/27/15	220,008	219,998

		21,156,686

REIT Series-6

Delaware VIP® REIT Series Schedule of investment (continued)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements - 0.39%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,245,480 (collateralized by U.S. government obligations 0.875%-4.625% 10/15/17-2/15/40 market value $1,270,388)	1,245,478	$1,245,478
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $415,161 (collateralized by U.S. government obligations 1.25%-3.875% 8/31/15-8/15/44 market value $423,463)	415,159	415,159

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $345,364 (collateralized by U.S. government obligations 0.875%-1.75% 8/15/17-5/15/23 market value $352,270)	345,363	$345,363

		2,006,000

Total Short-Term Investments (cost $23,161,445)		23,162,686

Total Value of Securities—99.78% (cost $429,608,772)	$510,788,882

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

REIT - Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

REIT Series-7

Delaware VIP® Trust — Delaware VIP REIT Series Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$487,626,196
Short-term investments, at value[2]	23,162,686
Cash	604,257
Dividends and interest receivable	2,601,218
Receivable for securities sold	973,943
Receivable for series shares sold	65,632

Total assets	515,033,932

Liabilities:
Payable for securities purchased	2,521,140
Investment management fees payable	323,681
Other accrued expenses	128,986
Payable for series shares redeemed	72,210
Distribution fees payable	52,815
Other affiliates payable	9,023
Trustees’ fees and expenses payable	1,227

Total liabilities	3,109,082

Total Net Assets	$511,924,850

Net Assets Consist of:
Paid-in capital	$443,332,316
Undistributed net investment income	5,898,096
Accumulated net realized loss on investments	(18,485,672)
Net unrealized appreciation of investments	81,180,110

Total Net Assets	$511,924,850

Net Asset Value:
Standard Class:
Net assets	$260,181,557
Shares of beneficial interest outstanding, unlimited authorization, no par	16,786,772
Net asset value per share	$15.50

Service Class:
Net assets	$251,743,293
Shares of beneficial interest outstanding, unlimited authorization, no par	16,270,814
Net asset value per share	$15.47
[1]Investments, at cost	$406,447,327
[2]Short-term investments, at cost	23,161,445

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust — Delaware VIP REIT Series Statement of operations Year ended December 31, 2014	Delaware VIP® Trust — Delaware VIP REIT Series Statement of changes in net assets

Investment Income:
Dividends	$10,201,074
Interest	7,710

10,208,784

Expenses:
Management fees	3,406,064
Distribution expenses – Service Class	668,410
Accounting and administration expenses	150,875
Reports and statements to shareholders	95,495
Legal fees	43,207
Dividend disbursing and transfer agent fees and expenses	40,577
Audit and tax	31,231
Custodian fees	22,046
Trustees’ fees and expenses	20,547
Registration fees	1,147
Other	14,001

4,493,600
Less waived distribution expenses – Service Class	(111,402)

Total operating expenses	4,382,198

Net Investment Income	5,826,586

Net Realized and Unrealized Gain:
Net realized gain on investments	32,448,156
Net change in unrealized appreciation (depreciation) of investments	77,000,686

Net Realized and Unrealized Gain	109,448,842

Net Increase in Net Assets Resulting from Operations	$115,275,428

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,826,586	$5,633,257
Net realized gain	32,448,156	38,912,749
Net change in unrealized appreciation (depreciation)	77,000,686	(35,514,051)

Net increase in net assets resulting from operations	115,275,428	9,031,955

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,102,854)	(3,394,927)
Service Class	(2,497,220)	(2,848,582)

	(5,600,074)	(6,243,509)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	22,595,537	13,339,471
Service Class	21,931,147	18,244,506
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,102,854	3,394,927
Service Class	2,497,220	2,848,582

	50,126,758	37,827,486

Cost of shares redeemed:
Standard Class	(20,193,267)	(29,873,578)
Service Class	(25,164,081)	(32,903,283)

	(45,357,348)	(62,776,861)

Increase (decrease) in net assets derived from capital share transactions	4,769,410	(24,949,375)

Net Increase (Decrease) in Net Assets	114,444,764	(22,160,929)

Net Assets:
Beginning of year	397,480,086	419,641,015

End of year	$511,924,850	$397,480,086

Undistributed net investment income	$5,898,096	$5,671,584

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

Delaware VIP® Trust — Delaware VIP REIT Series Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$12.140	$12.060	$10.470	$9.580	$7.750

Income from investment operations:
Net investment income[1]	0.195	0.180	0.189	0.165	0.189
Net realized and unrealized gain	3.353	0.095	1.576	0.883	1.880

Total from investment operations	3.548	0.275	1.765	1.048	2.069

Less dividends and distributions from:
Net investment income	(0.188)	(0.195)	(0.175)	(0.158)	(0.239)

Total dividends and distributions	(0.188)	(0.195)	(0.175)	(0.158)	(0.239)

Net asset value, end of period	$15.500	$12.140	$12.060	$10.470	$9.580

Total return[2]	29.46%	2.14%	16.94%	10.96%	26.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260,182	$198,950	$210,618	$187,545	$187,293
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.85%	0.87%
Ratio of net investment income to average net assets	1.41%	1.42%	1.64%	1.64%	2.19%
Portfolio turnover	84%	97%	91%	108%	181%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

Delaware VIP® REIT Series Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$12.120	$12.040	$10.460	$9.580	$7.760

Income from investment operations:
Net investment income[1]	0.160	0.148	0.160	0.140	0.167
Net realized and unrealized gain	3.346	0.098	1.570	0.876	1.877

Total from investment operations	3.506	0.246	1.730	1.016	2.044

Less dividends and distributions from:
Net investment income	(0.156)	(0.166)	(0.150)	(0.136)	(0.224)

Total dividends and distributions	(0.156)	(0.166)	(0.150)	(0.136)	(0.224)

Net asset value, end of period	$15.470	$12.120	$12.040	$10.460	$9.580

Total return[2]	29.12%	1.92%	16.61%	10.62%	26.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$251,743	$198,530	$209,023	$176,031	$156,550
Ratio of expenses to average net assets	1.09%	1.09%	1.09%	1.10%	1.12%
Ratio of expenses to average net assets prior to fees waived	1.14%	1.14%	1.14%	1.15%	1.17%
Ratio of net investment income to average net assets	1.16%	1.17%	1.39%	1.39%	1.94%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.12%	1.34%	1.34%	1.89%
Portfolio turnover	84%	97%	91%	108%	181%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

Delaware VIP® Trust — Delaware VIP REIT Series Notes to financial statements December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2014.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

REIT Series-12

Delaware VIP® REIT Series Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2014, the Series was charged $21,739 for these services.

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $34,064 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fee from Jan. 1, 2014 to Dec. 31, 2014,* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $12,240 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$366,268,005
Sales	377,009,202

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$436,271,478	$81,526,220	$(7,008,816)	$74,517,404

U.S.GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under

REIT Series-13

Delaware VIP® REIT Series Notes to financial statements (continued)

3. Investments (continued)

the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$487,626,196	$—	$487,626,196
Short-Term Investments	—	23,162,686	23,162,686

Total	$487,626,196	$23,162,686	$510,788,882

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary income	$5,600,074	$6,243,509

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$443,332,316
*Undistributed ordinary income	5,898,096
Capital loss carryforwards	(11,822,966)
Unrealized depreciation	74,517,404

Net assets	$511,924,850

*The undistributed earnings for the Series may be subject to reclassification upon notice of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

REIT Series-14

Delaware VIP® REIT Series Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $27,197,362 was utilized in 2014. Capital loss carryforwards remaining at Dec. 31, 2014 will expire as follows: $11,822,966 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	1,630,153	1,048,206
Service Class	1,541,433	1,438,693

Shares issued upon reinvestment of dividends and distributions:
Standard Class	230,524	255,642
Service Class	185,529	214,502

	3,587,639	2,957,043

Shares redeemed:
Standard Class	(1,462,997)	(2,383,997)
Service Class	(1,836,806)	(2,631,460)

	(3,299,803)	(5,015,457)

Net increase (decrease)	287,836	(2,058,414)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The lime of credit is to be used as described above and operates substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things,

REIT Series-15

Delaware VIP® REIT Series Notes to financial statements (continued)

8. Offsetting (continued)

collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$1,245,478	$(1,245,478)	$—	$—
Bank of Montreal	415,159	(415,159)	—	—
BNP Paribas	345,363	(345,363)	—	—

Total	$2,006,000	$(2,006,000)	$—	$—

(a) Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

REIT Series-16

Delaware VIP® REIT Series Notes to financial statements (continued)

10. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2014, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

REIT Series-17

Delaware VIP® Trust — Delaware VIP REIT Series Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP REIT Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

REIT Series-18

Delaware VIP® Trust — Delaware VIP REIT Series Other Series information (Unaudited)

Board Consideration of Delaware VIP REIT Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the first quartile of its Performance Universe and the Series’ total return for the 5- and 10-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

REIT Series-19

Delaware VIP® REIT Series Other Series information (Unaudited) (continued)

Board Consideration of Delaware VIP REIT Series Investment Management Agreement (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2015 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

REIT Series-20

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

REIT Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series-22

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPREIT [12/14] BNY 20271 (2/15) (13922)	REIT Series-23

Delaware VIP® Trust
Delaware VIP Small Cap Value Series
Annual report
December 31, 2014

Investments in Delaware VIP® Small Cap Value Series are not and will not be deposits with or liabilities of Macquarie Bank Limited

ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP Small Cap Value Series Standard Class shares returned +5.86% and Service Class shares returned +5.62%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2000® Value Index, returned +4.22%.

Small-cap stocks experienced choppy conditions and several episodes of sharp downward volatility, but posted moderate gains for the year, benefiting from an accommodative U.S. Federal Reserve, ultra-low interest rates, benign inflation, and solid earnings growth.

Despite generous valuations and vulnerability to higher interest rates, real estate investment trusts (REITs) and utilities were the top-performing sectors among small-caps as investors sought yield in a low-rate, low-inflation environment. Energy stocks tumbled badly, especially late in the fiscal period when the Organization of the Petroleum Exporting Countries (OPEC) failed to curtail output, even as U.S. production of shale oil continued to increase, a major factor in the recent decline in the price of oil.

The Series’ overweight to larger capitalization stocks within the small-cap universe contributed to relative performance. Given the long-term nature of the current bull market, this was a natural by-product of our long-standing policy of allowing the Series’ “winners to run.” It also reflects our preference for companies with fewer financing issues, a strategy that can lead to overweighting the larger-cap subset portion of the small-cap segment.

The Series’ modest overweight to the technology sector also contributed to relative performance, mostly through strong stock picking. An underweight to financials (excluding REITs) also contributed. The financial sector suffered from weak investor demand as concern grew that the Fed would shortly begin raising interest rates.

The Series’ large underweight to REITs detracted from performance. The sector accounts for 12.6% of the benchmark, roughly double the Series’ average allocation for the year. Given the Series’ preference for value, we have not identified sufficient value in the REIT sector to justify a larger weighting. The Series’ underweight to another highly interest-rate-sensitive sector — utilities — was a small detractor as well. A slight overweight to the energy group also detracted, especially during the selloff in exploration and development shares in late November. Though the Series’ energy holdings outperformed the benchmark, the energy sector of the Russell 2000 Value Index plunged 24% over the fiscal year.

Among individual holdings, the Series’ overweight position in RF Micro Devices contributed to relative performance. The stock nearly tripled over the fiscal period (to more than 220%), in part because of a proposed merger with TriQuint Semiconductor. The stock also benefited from an ongoing share buyback program and the company’s strong position in the burgeoning “mobility” industry, which includes mobile phones and cable systems. We believe the company remains attractively valued and continue to hold it in the Series’ portfolio. (The merger with TriQuint closed Dec. 31, 2014, following final regulatory approval. As a result of the merger, the new company name is Qorvo.)

The Series’ position in apparel-maker Hanesbrands was also a contributor. The stock, which is not included in the benchmark, gained 60% during the fiscal year, though we pared back the Series’ allocation as it approached our target price. The company announced profit growth of 40% or more in each of the last three quarters.

The Series’ position in Pier 1 Imports detracted significantly from relative performance (declining more than 40%). While the company’s share buyback program is helpful, debt has risen and company management has struggled to match product offerings with consumer demand. We sold the stock at a sharp loss.

The Series’ overweight to Stone Energy was also a detractor (its shares declined more than 50% at fiscal year end), which was largely in concert with the global rout in oil prices. The company holds what we view as promising energy producing properties in the Gulf of Mexico and the Utica Shale region of the northeastern United States. During the massive and broad-based selloff in energy exploration and production companies, especially late in the fiscal period, the stock declined sharply. We believe the company has strong production potential, however, and we’ve maintained the Series’ position.

At fiscal year end, the Series maintained its overweight to companies that appear positioned to benefit disproportionately from steady or accelerating economic growth. Conversely, we remained underweight defensive and interest-rate-sensitive sectors such as utilities, REITs, and financials. From a stock-picking standpoint, we continue to favor companies trading at what we view as reasonable valuations with strong balance sheets and the perceived potential to return value to shareholders through dividends or stock repurchases.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	+5.86%	+17.20%	+16.01%	+8.71%	+11.21%

Service Class shares (commenced operations on May 1, 2000)	+5.62%	+16.92%	+15.72%	+8.44%	+11.33%

Russell 2000 Value Index	+4.22%	+18.29%	+14.26%	+6.89%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.06%, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.73%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2013 through April 30, 2015.

Small Cap Value Series-2

Delaware VIP® Small Cap Value Series Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
— Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$23,057
– – Russell 2000 Value Index	$10,000	$19,463

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-3

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Disclosure of Series expenses For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$ 989.40	0.80%	$4.01
Service Class	1,000.00	988.20	1.05%	5.26
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08
Service Class	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Security type / sector allocation and top 10 equity holdings As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets

Common Stock	96.85%
Basic Industry	9.90%
Business Services	1.32%
Capital Spending	8.92%
Consumer Cyclical	3.84%
Consumer Services	8.67%
Consumer Staples	2.08%
Energy	5.24%
Financial Services	23.29%
Healthcare	6.92%
Real Estate	7.04%
Technology	14.07%
Transportation	3.04%
Utilities	2.52%

Short-Term Investments	3.41%

Total Value of Securities	100.26%

Liabilities Net of Receivables and Other Assets	(0.26%	)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

East West Bancorp	2.58%
ITT	1.80%
Synopsys	1.75%
Chemtura	1.71%
RF Micro Devices	1.49%
Fuller (H.B.)	1.48%
Helix Energy Solutions Group	1.44%
Berry Plastics Group	1.44%
Webster Financial	1.43%
Bank of Hawaii	1.38%

Small Cap Value Series-5

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Schedule of investments December 31, 2014

	Number of shares	Value (U.S. $)
Common Stock - 96.85%
Basic Industry - 9.90%
Albemarle	171,200	$10,294,256
Berry Plastics Group †	502,300	15,847,565
Chemtura †	757,900	18,742,867
Cytec Industries	306,200	14,137,254
Fuller (H.B.)	366,000	16,297,980
Glatfelter	404,700	10,348,179
Kaiser Aluminum	191,800	13,700,274
Olin	266,900	6,077,313
Ryerson Holding †	337,000	3,346,410

		108,792,098

Business Services - 1.32%
Brink’s	187,600	4,579,316
Deluxe	55,755	3,470,749
United Stationers	153,800	6,484,208

		14,534,273

Capital Spending - 8.92%
Actuant Class A	256,600	6,989,784
Altra Industrial Motion	333,170	9,458,696
CIRCOR International	78,200	4,713,896
EnPro Industries †	115,100	7,223,676
H&E Equipment Services	402,700	11,311,843
ITT	487,900	19,740,434
MasTec †	581,500	13,147,715
Primoris Services	336,400	7,817,936
Regal-Beloit	134,000	10,076,800
Thermon Group Holdings †	310,700	7,515,833

		97,996,613

Consumer Cyclical - 3.84%
Barnes Group	253,900	9,396,839
Knoll	274,800	5,817,516
Meritage Homes †	316,600	11,394,434
Standard Motor Products	182,101	6,941,690
Tenneco †	152,700	8,644,347

		42,194,826

Consumer Services - 8.67%
Asbury Automotive Group †	73,800	5,602,896
Brinker International	122,700	7,201,263
Cato Class A	210,654	8,885,386
Cheesecake Factory	216,200	10,877,022
Cinemark Holdings	155,313	5,526,036
Finish Line Class A	277,400	6,743,594
Genesco †	80,451	6,164,156
Hanesbrands	59,800	6,674,876
Madden (Steven) †	222,600	7,085,358
Meredith	152,550	8,286,516
Stage Stores	245,225	5,076,157
Texas Roadhouse	304,000	10,263,040

	Number of shares	Value (U.S. $)
Common Stock (continued)
Consumer Services (continued)
Wolverine World Wide	233,400	$6,878,298

		95,264,598

Consumer Staples - 2.08%
Core-Mark Holding Class A	35,632	2,206,690
J&J Snack Foods	58,500	6,363,045
Pinnacle Foods	197,200	6,961,160
Scotts Miracle-Gro Class A	117,700	7,335,064

		22,865,959

Energy - 5.24%
Helix Energy Solutions Group †	731,600	15,875,720
Jones Energy Class A †	203,100	2,317,371
Patterson-UTI Energy	520,400	8,633,436
Southwest Gas	229,700	14,197,757
Stone Energy †	467,437	7,890,337
Whiting Petroleum †	263,100	8,682,300

		57,596,921

Financial Services - 23.29%
Bank of Hawaii	255,800	15,171,498
Boston Private Financial Holdings	652,500	8,789,175
Community Bank System	363,800	13,871,694
CVB Financial	272,600	4,367,052
East West Bancorp	731,536	28,317,758
First Financial Bancorp	530,900	9,869,431
First Midwest Bancorp	468,500	8,016,035
Hancock Holding	476,700	14,634,690
Independent Bank	297,800	12,748,818
Infinity Property & Casualty	134,301	10,376,095
Main Street Capital	237,200	6,935,728
NBT Bancorp	442,400	11,621,848
Platinum Underwriters Holdings	149,100	10,946,922
ProAssurance	231,200	10,438,680
S&T Bancorp	248,642	7,412,018
Selective Insurance Group	520,500	14,141,985
StanCorp Financial Group	94,500	6,601,770
Stifel Financial †	230,600	11,765,212
Susquehanna Bancshares	273,200	3,669,076
Validus Holdings	220,321	9,156,541
Valley National Bancorp	1,076,800	10,455,728
Webster Financial	482,900	15,708,737
WesBanco	310,800	10,815,840

		255,832,331

Healthcare - 6.92%
Cooper	67,100	10,876,239
Haemonetics †	153,900	5,758,938
Owens & Minor	270,350	9,491,989
Service International	567,000	12,870,900
STERIS	231,298	14,999,675
Teleflex	77,100	8,852,622
VCA Antech †	270,299	13,182,482

		76,032,845

Small Cap Value Series-6

Delaware VIP® Small Cap Value Series Schedule of investments (continued)

	Number of shares	Value (U.S. $)
Common Stock (continued)
Real Estate - 7.04%
Alexander & Baldwin	222,271	$8,726,359
Brandywine Realty Trust	661,633	10,572,895
Education Realty Trust	160,100	5,858,059
Healthcare Realty Trust	303,000	8,277,960
Highwoods Properties	262,000	11,601,360
Lexington Realty Trust	928,400	10,193,832
Ramco-Gershenson Properties Trust	371,700	6,965,658
Summit Hotel Properties	526,900	6,554,636
Washington Real Estate Investment Trust	311,300	8,610,558

		77,361,317

Technology - 14.07%
Black Box	157,602	3,766,688
Brocade Communications Systems	1,064,000	12,597,760
Cirrus Logic †	273,600	6,448,752
CommScope Holding †	426,200	9,730,146
Electronics for Imaging †	243,700	10,437,671
NetScout Systems †	248,500	9,080,190
ON Semiconductor †	1,325,200	13,424,276
Premiere Global Services †	409,050	4,344,111
PTC †	342,900	12,567,285
RF Micro Devices †	987,400	16,380,966
Synopsys †	442,700	19,244,169
Tech Data †	186,400	11,786,072
Teradyne	596,600	11,806,714
Vishay Intertechnology	919,900	13,016,585

		154,631,385

Transportation - 3.04%
Kirby †	69,100	5,579,134
Matson	200,700	6,928,164
Saia †	165,950	9,186,992
Werner Enterprises	376,800	11,737,320

		33,431,610

Utilities - 2.52%
Black Hills	159,000	8,433,360
El Paso Electric	209,100	8,376,546
NorthWestern	192,600	10,897,308

		27,707,214

Total Common Stock (cost $720,513,955)		1,064,241,990

	Principal amount°	Value (U.S. $)
Short-Term Investments - 3.41%
Discount Notes - 3.39% ≠
Federal Home Loan Bank
0.065% 1/14/15	9,307,330	$9,307,302
0.065% 1/21/15	8,342,414	8,342,373
0.065% 2/25/15	5,878,339	5,878,204
0.065% 3/5/15	6,870,792	6,870,559
0.067% 1/16/15	618,893	618,891
0.08% 2/20/15	5,953,581	5,953,462
0.08% 3/18/15	139,862	139,856
0.085% 3/27/15	115,827	115,822

		37,226,469

Repurchase Agreements - 0.02%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $142,181 (collateralized by U.S. government obligations 0.875%-4.625% 10/15/17-2/15/40 market value $145,024)	142,181	142,181
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $47,394 (collateralized by U.S. government obligations 1.25%-3.875% 8/31/15-8/15/44 market value $48,341)	47,393	47,393
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $39,426 (collateralized by U.S. government obligations 0.875%-1.75% 8/15/17-5/15/23 market value $40,214)	39,426	39,426

		229,000

Total Short-Term Investments (cost $37,453,367)		37,455,469

Total Value of Securities - 100.26% (cost $757,967,322)	$1,101,697,459

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

† Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-7

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$1,064,241,990
Short-term investments, at value[2]	37,455,469
Cash	463,280
Dividends and interest receivable	1,932,052
Receivables for series shares sold	138,307
Receivables for securities sold	70,027

Total assets	1,104,301,125

Liabilities:
Payables for series shares redeemed	2,602,200
Payable for securities purchased	1,834,131
Investment management fees payable	666,584
Other accrued expenses	219,212
Distribution fees payable to affiliates	151,717
Other affiliates payable	20,038
Trustees’ fees and expenses payable	2,667

Total liabilities	5,496,549

Total Net Assets	$1,098,804,576

Net Assets Consist of:
Paid-in capital	$638,023,534
Undistributed net investment income	6,168,643
Accumulated net realized gain on investments	110,882,262
Net unrealized appreciation of investments	343,730,137

Total Net Assets	$1,098,804,576

Standard Class:
Net assets	$379,541,344
Shares of beneficial interest outstanding, unlimited authorization, no par	9,433,456
Net asset value per share	$40.23

Service Class:
Net assets	$719,263,232
Shares of beneficial interest outstanding, unlimited authorization, no par	17,947,717
Net asset value per share	$40.08
[1] Investments, at cost	$720,513,955
[2] Short-term investments, at cost	37,453,367

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Statement of operations Year ended December 31, 2014	Delaware VIP Trust — Delaware VIP Small Cap Value Series Statements of changes in net assets

Investment Income:
Dividends	$15,962,401
Interest	6,561
Foreign tax withheld	(1,014)

15,967,948

Expenses:
Management fees	7,753,004
Distribution expenses - Service Class	2,150,282
Accounting and administration expenses	358,176
Reports and statements to shareholders	137,804
Legal fees	105,837
Dividends disbursing and transfer agent fees and expenses	96,410
Trustees’ fees and expenses	48,929
Custodian fees	46,527
Audit and tax	30,103
Registration fees	6,390
Other	32,893

10,766,355
Less waiver of distribution fees	(358,380)

Total operating expenses	10,407,975

Net Investment Income	5,559,973

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	111,798,548
Net change in unrealized appreciation (depreciation) of investments	(57,269,239)

Net Realized and Unrealized Gain	54,529,309

Net Increase in Net Assets Resulting from Operations	$60,089,282

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,559,973	$4,617,784
Net realized gain	111,798,548	91,380,106
Net change in unrealized appreciation (depreciation)	(57,269,239)	182,843,528

Net increase in net assets resulting from operations	60,089,282	278,841,418

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,974,848)	(2,272,086)
Service Class	(2,395,882)	(3,415,698)
Net realized gain:
Standard Class	(30,419,445)	(14,406,343)
Service Class	(60,984,539)	(30,653,701)

	(95,774,714)	(50,747,828)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	65,038,664	49,391,226
Service Class	50,338,454	38,922,267
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	32,394,293	16,678,429
Service Class	63,380,421	34,069,399

	211,151,832	139,061,321

Cost of shares repurchased:
Standard Class	(60,498,167)	(56,735,263)
Service Class	(92,922,848)	(97,953,661)

	(153,421,015)	(154,688,924)

Increase (decrease) in net assets derived from capital share transactions	57,730,817	(15,627,603)

Net Increase in Net Assets	22,045,385	212,465,987

Net Assets:
Beginning of year	1,076,759,191	864,293,204

End of year	$1,098,804,576	$1,076,759,191

Undistributed net investment income	$6,168,643	$4,979,400

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$ 41.720	$ 33.140	$ 31.390	$ 31.960	$ 24.310

Income (loss) from investment operations:
Net investment income[1]	0.274	0.238	0.265	0.181	0.149
Net realized and unrealized gain (loss)	2.058	10.368	3.982	(0.593)	7.673

Total from investment operations	2.332	10.606	4.247	(0.412)	7.822

Less dividends and distributions from:
Net investment income	(0.233)	(0.276)	(0.195)	(0.158)	(0.172)
Net realized gain	(3.589)	(1.750)	(2.302)	—	—

Total dividends and distributions	(3.822)	(2.026)	(2.497)	(0.158)	(0.172)

Net asset value, end of period	$ 40.230	$ 41.720	$ 33.140	$ 31.390	$ 31.960

Total return[2]	5.86%	33.50%	13.90%	(1.33% )	32.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 379,542	$ 354,211	$ 271,272	$ 243,440	$ 316,960
Ratio of expenses to average net assets	0.80%	0.80%	0.81%	0.81%	0.83%
Ratio of net investment income to average net assets	0.68%	0.64%	0.82%	0.57%	0.56%
Portfolio turnover	16%	23%	14%	17%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

Delaware VIP® Small Cap Value Series Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$ 41.580	$ 33.040	$ 31.300	$ 31.890	$ 24.280

Income (loss) from investment operations:
Net investment income[1]	0.173	0.145	0.184	0.101	0.082
Net realized and unrealized gain (loss)	2.057	10.340	3.974	(0.600)	7.651

Total from investment operations	2.230	10.485	4.158	(0.499)	7.733

Less dividends and distributions from:
Net investment income	(0.141)	(0.195)	(0.116)	(0.091)	(0.123)
Net realized gain	(3.589)	(1.750)	(2.302)	—	—

Total dividends and distributions	(3.730)	(1.945)	(2.418)	(0.091)	(0.123)

Net asset value, end of period	$ 40.080	$ 41.580	$ 33.040	$ 31.300	$ 31.890

Total return[2]	5.62%	33.17%	13.63%	(1.59% )	31.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 719,263	$ 722,548	$ 593,021	$ 579,080	$ 593,856
Ratio of expenses to average net assets	1.05%	1.05%	1.06%	1.06%	1.08%
Ratio of expenses to average net assets prior to fees waived	1.10%	1.10%	1.11%	1.11%	1.13%
Ratio of net investment income to average net assets	0.43%	0.39%	0.57%	0.32%	0.31%
Ratio of net investment income to average net assets prior to fees waived	0.38%	0.34%	0.52%	0.27%	0.26%
Portfolio turnover	16%	23%	14%	17%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011 – Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Small Cap Value Series-12

Delaware VIP® Small Cap Value Series Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates during the year ended Dec. 31, 2014.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than $1 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administrative oversight to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2014, the Series was charged $51,582 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $80,804 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $29,344 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$175,710,573
Sales	239,176,167

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Small Cap Value Series-13

Delaware VIP® Small Cap Value Series Notes to financial statements (continued)

3. Investments (continued)

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$758,622,321	$377,438,274	$(34,363,136)	$343,075,138

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the for transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$1,064,241,990	$—	$1,064,241,990
Short-Term Investments	—	37,455,469	37,455,469

Total	$1,064,241,990	$37,455,469	$1,101,697,459

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended
	12/31/14	12/31/13
Ordinary income	$11,654,525	$5,687,784
Long-term capital gain	84,120,189	45,060,044

Total	$95,774,714	$50,747,828

Small Cap Value Series-14

Delaware VIP® Small Cap Value Series Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$638,023,534
Undistributed ordinary income	9,485,140
Undistributed long-term capital gains	108,220,764
Unrealized appreciation	343,075,138

Net assets	$1,098,804,576

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/14	12/31/13
Shares sold:
Standard Class	1,610,786	1,345,437
Service Class	1,265,039	1,050,555

Shares issued upon reinvestment of dividends and distributions:
Standard Class	829,347	498,012
Service Class	1,626,390	1,019,126

	5,331,562	3,913,130

Shares redeemed:
Standard Class	(1,496,011)	(1,540,241)
Service Class	(2,319,669)	(2,644,204)

	(3,815,680)	(4,184,445)

Net increase (decrease)	1,515,882	(271,315)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting

Small Cap Value Series-15

Delaware VIP® Small Cap Value Series Notes to financial statements (continued)

8. Offsetting (continued)

items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$142,181	$(142,181)	$—	$—
Bank of Montreal	47,393	(47,393)	—	—
BNP Paribas	39,426	(39,426)	—	—

Total	$229,000	$(229,000)	$—	$—

(a) Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization, and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the short fall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

Small Cap Value Series-16

Delaware VIP® Small Cap Value Series Notes to financial statements (continued)

10. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2014, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-17

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Small Cap Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at Dec. 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at Dec. 31, 2014 by correspondence with the custodian and broker, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

Small Cap Value Series-18

Delaware VIP® Trust — Delaware VIP Small Cap Value Series Other Series information (Unaudited)

Board Consideration of Delaware VIP Small Cap Value Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%,the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

Lipper currently classifies the Series as a small-cap core fund. However, Management believes that it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes: one, consisting of all small-cap core funds underlying variable insurance products, and the other consisting of all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Lipper report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the third quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. When compared to other small-cap value funds, the Lipper report comparison showed that the Series’ total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Series’ performance results were mixed, but tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for

Small Cap Value Series-19

Delaware® VIP Small Cap Value Series Other Series information (Unaudited) (continued)

Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

When compared to other small-cap core funds and small cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
87.83%	12.17%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-20

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Small Cap Value Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series-22

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCV [12/14] BNY 20272 (2/15) (13922)	Small Cap Value Series-23

Delaware VIP® Trust
Delaware VIP Smid Cap Growth Series

Annual report

December 31, 2014

Investments in Delaware VIP® Smid Cap Growth Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Smid Cap Growth Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series
Portfolio management review	January 6, 2015

Jackson Square Partners, LLC (JSP) is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company, a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2014, Delaware VIP Smid Cap Growth Series Standard Class shares returned +3.15% and Service Class shares returned +2.87%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Growth Index, returned +7.05%.

Early in the fiscal year, the U.S. Federal Reserve, under new Chairwoman Janet Yellen, announced it would begin reducing its quantitative easing (QE3) program, ending it by late 2014. The Fed steadily reduced its purchase of U.S. Treasurys by $10 billion per month, completing its purchase program in October.

Economic growth gained momentum during the last half of the year, after severe storms limited consumer spending and housing activity during the winter. Consumer confidence rose as job openings expanded and unemployment claims dropped. Consumer spending, capital purchases, and spending by local governments added to gross domestic product (GDP), which grew 4.6% in the second quarter and 5.0% in the third quarter. (Source: FactSet.)

Global market conditions remained volatile for much of the year as evidenced by the MSCI EAFE Index decline of 4.90%. The Russia-Ukraine tension and conflicts in the Middle East increased anxiety for global investors.

For the fiscal year, the Series lagged its benchmark, the Russell 2500 Growth Index. Strong relative performance in the utilities and producer durables sectors was unable to overcome weak relative performance in the healthcare, technology, and energy sectors.

Ulta Salon, Cosmetics & Fragrance (ULTA) contributed to performance during the Series’ fiscal year. The stock rose as the company reported relatively strong financial results despite soft consumer spending. We believe the company appears to be in relatively steady growth business due to aging demographics and a relatively low level of discretionary income necessary for beauty enhancement and maintenance for its customer base. Additionally, we believe ULTA has the potential to continue to take share from department stores and mass-merchants through its unique one-stop shop model, access to prestige brands, and superior customer service levels.

VeriFone Systems also contributed to performance. Management’s execution in driving the company’s international expansion and synergies realized from recent strategic initiatives enabled the company to recover from a period of fundamental difficulty. Going forward, we believe the company could see some upside if the industry continues to move toward more secure payment methods. Several high-profile credit card “hacking” incidents could result in VeriFone’s customers upgrading to point-of-sale terminals with tighter security standards and capabilities.

Core Laboratories detracted from performance during the Series’ fiscal year. The stock was hurt by falling oil and natural gas prices. Despite relatively strong financial results, the company most recently lowered future guidance. This led to increased concerns about future use of its services in the near term. We are willing to live with a certain degree of cyclicality in the energy cycle, however, because we believe the company’s solutions to site analysis are valuable throughout the various stages of the energy cycle. In our view, this is a well managed firm and worth holding onto.

NeuStar also detracted from performance. The company experienced weakness as the approval process — allowing the company to remain the sole database provider of cell phone numbers and other related information for the North American wireless carrier industry — was in negotiations and had come increasingly into question. Although we thought NeuStar may have ultimately gotten the renewal, at least in most of its current form, there were growing concerns. While we continue to believe the company has attractive business-model characteristics and an attractive cash-flow based valuation, we decided to exit the Series’ position during the period on the company’s higher risk profile.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Smid Cap Growth Series-1

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Growth Series Average annual total returns For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	+3.15%	+17.41%	+18.99%	+10.69%	+10.36%

Service Class shares (commenced operations on May 1, 2000)	+2.87%	+17.10%	+18.69%	+10.42%	+5.82%

Russell 2500 Growth Index	+7.05%	+20.47%	+17.27%	+9.37%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.08%, while total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. The management fee for Standard Class and Service Class shares was 0.74%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2013 through April 30, 2015.

Smid Cap Growth Series-2

Delaware VIP® Smid Cap Growth Series

Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
–– Delaware VIP Smid Cap Growth Series (Standard Class)	$10,000	$27,600
– – Russell 2500 Growth Index	$10,000	$24,479

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Growth Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the Russell 2500 Growth Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI EAFE Index, mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Growth Series-3

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$1,075.10	0.83%	$4.34
Service Class	1,000.00	1,073.50	1.08%	5.64
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.76	1.08%	5.50

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Smid Cap Growth Series-4

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock	98.43%
Consumer Discretionary	24.29%
Energy	3.92%
Financial Services	16.06%
Financials	6.41%
Healthcare	10.41%
Producer Durables	17.22%
Technology	14.14%
Utilities	5.98%
Short-Term Investments	1.81%
Total Value of Securities	100.24%
Liabilities Net of Receivables and Other Assets	(0.24%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
DineEquity	6.15%
Heartland Payment Systems	6.08%
j2 Global	5.98%
MSCI Class A	5.61%
Sally Beauty Holdings	5.40%
Graco	5.27%
Bio-Techne	5.08%
Affiliated Managers Group	4.68%
Zebra Technologies	4.67%
VeriFone Systems	4.37%

Smid Cap Growth Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Schedule of investments

December 31, 2014

	Number of shares	Value (U.S. $)
Common Stock – 98.43%
Consumer Discretionary – 24.29%
Coupons.com †	466,928	$8,287,972
DineEquity	350,359	36,311,207
Dunkin’ Brands Group	332,125	14,165,131
Outfront Media	447,208	12,003,061
Sally Beauty Holdings †	1,037,626	31,896,623
Shutterstock †	238,325	16,468,258
Ulta Salon Cosmetics & Fragrance †	189,625	24,241,660

		143,373,912

Energy – 3.92%
Core Laboratories	191,956	23,099,985

		23,099,985

Financial Services – 16.06%
Equity Commonwealth	1,005,000	25,798,350
Heartland Payment Systems	664,754	35,863,478
MSCI Class A	698,425	33,133,282

		94,795,110

Financials – 6.41%
Affiliated Managers Group †	130,025	27,596,506
Ellie Mae †	253,800	10,233,216

		37,829,722

Healthcare – 10.41%
ABIOMED †	479,825	18,262,139
athenahealth †	90,857	13,237,865
Bio-Techne	324,200	29,956,080

		61,456,084

Producer Durables – 17.22%
Expeditors International of Washington	519,498	23,174,806
Graco	388,209	31,126,598
Ritchie Bros Auctioneers	735,625	19,780,956
Zebra Technologies †	356,083	27,564,385

		101,646,745

Technology – 14.14%
Blackbaud	537,889	23,269,078
Logitech International Class R	1,480,826	20,064,443
NIC	796,209	14,323,800
VeriFone Systems †	693,763	25,807,984

		83,465,305

Utilities – 5.98%
j2 Global	568,854	35,268,948

		35,268,948

Total Common Stock (cost $370,357,471)		580,935,811

	Principal amount°
Short-Term Investments – 1.81%
Discount Notes – 1.38% ≠
Federal Home Loan Bank
0.065% 1/14/15	2,373,451	2,373,444

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Discount Notes≠ (continued)
Federal Home Loan Bank
0.065% 1/21/15	1,823,294	$1,823,285
0.065% 2/25/15	1,061,915	1,061,891
0.065% 3/5/15	1,009,565	1,009,530
0.067% 1/16/15	164,398	164,397
0.08% 2/20/15	1,041,950	1,041,929
0.08% 3/18/15	296,253	296,241
0.085% 3/27/15	378,326	378,309

		8,149,026

Repurchase Agreement – 0.43%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,569,578 (collateralized by U.S. government obligations 0.875%–4.625% 10/15/17–2/15/40 market value $1,600,967)	1,569,575	1,569,575
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $523,194 (collateralized by U.S. government obligations 1.25%–3.875% 8/31/15–8/15/44 market value $533,656)	523,192	523,192
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $435,234 (collateralized by U.S. government obligations 0.875%–1.75% 8/15/17–5/15/23 market value $443,938)	435,233	435,233

		2,528,000

Total Short-Term Investments (cost $10,676,547)		10,677,026

Smid Cap Growth Series-6

Delaware VIP® Smid Cap Growth Series

Schedule of investments  (continued)

Total Value of Securities – 100.24% (cost $381,034,018)	$591,612,837

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

† Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-7

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series
Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$580,935,811
Short-term investments, at value[2]	10,677,026
Cash	1,752
Dividends and interest receivable	399,572
Receivables for series shares sold	1,752

Total assets	592,015,913

Liabilities:
Payable for series shares redeemed	1,218,601
Investment management fees payable	372,519
Other accrued expenses	145,859
Distribution fees payable	43,462
Other affiliates payable	10,937
Trustees’ fees and expenses payable	1,447
Other liabilities	2,420

Total liabilities	1,795,245

Total Net Assets	$590,220,668

Net Assets Consist of:
Paid-in capital	$328,273,050
Undistributed net investment income	1,825,584
Accumulated net realized gain on investments	49,543,696
Net unrealized appreciation (depreciation) of investments	210,578,338

Total Net Assets	$590,220,668

Standard Class:
Net assets	$386,290,115
Shares of beneficial interest outstanding, unlimited authorization, no par	12,791,409
Net asset value per share	$30.20

Service Class:
Net assets	$203,930,553
Shares of beneficial interest outstanding, unlimited authorization, no par	7,018,636
Net asset value per share	$29.06

[1] Investments, at cost	$370,357,471
[2] Short-term investments, at cost	10,676,547

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-8

Delaware VIP® Trust —

Delaware VIP Smid Cap Growth Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Dividends	$7,438,701
Interest	5,633
Foreign tax withheld	(168,809)

7,275,525

Expenses:
Management fees	4,382,313
Distribution expenses – Service Class	617,369
Accounting and administration expenses	196,357
Reports and statements to shareholders	115,714
Legal fees	57,927
Dividend disbursing and transfer agent fees and expenses	53,035
Custodian fees	33,399
Audit and tax	30,496
Trustees’ fees and expenses	27,187
Registration fees	652
Other	18,293

5,532,742
Less distribution fees waived – Service Class	(102,895)

Total operating expenses	5,429,847

Net Investment Income	1,845,678

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	49,645,299
Foreign currencies	(5,225)
Foreign currency exchange contracts	(14,446)

Net realized gain	49,625,628

Net change in unrealized appreciation (depreciation) of:
Investments	(36,999,507)
Foreign currencies	(932)
Foreign currency exchange contracts	1,010

Net change in unrealized appreciation (depreciation)	(36,999,429)

Net Realized and Unrealized Gain	12,626,199

Net Increase in Net Assets Resulting from Operations	$14,471,877

Delaware VIP Trust —

Delaware VIP Smid Cap Growth Series Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,845,678	$318,078
Net realized gain	49,625,628	57,400,358
Net change in unrealized appreciation (depreciation)	(36,999,429)	136,148,048

Net increase in net assets resulting from operations	14,471,877	193,866,484

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(265,826)	(89,253)
Net realized gain:
Standard Class	(36,772,574)	(19,827,004)
Service Class	(20,498,747)	(11,068,153)

	(57,537,147)	(30,984,410)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	8,186,495	14,033,453
Service Class	13,020,565	21,685,828

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	37,038,400	19,916,257
Service Class	20,498,747	11,068,153

	78,744,207	66,703,691

Cost of shares redeemed:
Standard Class	(54,553,752)	(35,670,464)
Service Class	(41,558,530)	(35,211,156)

	(96,112,282)	(70,881,620)

Decrease in net assets derived from capital share transactions	(17,368,075)	(4,177,929)

Net Increase (Decrease) in Net Assets	(60,433,345)	158,704,145

Net Assets:
Beginning of year	650,654,013	491,949,868

End of year	$590,220,668	$650,654,013

Undistributed net investment income	$1,825,584	$265,403

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-9

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Standard Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$32.390	$24.370	$23.190	$22.220	$16.300

Income from investment operations:
Net investment income[1]	0.116	0.040	0.026	0.058	0.786
Net realized and unrealized gain	0.620	9.542	2.570	1.808	5.134

Total from investment operations	0.736	9.582	2.596	1.866	5.920

Less dividends and distributions from:
Net investment income	(0.021)	(0.007)	(0.060)	(0.232)	—
Net realized gain	(2.905)	(1.555)	(1.356)	(0.664)	—

Total dividends and distributions	(2.926)	(1.562)	(1.416)	(0.896)	—

Net asset value, end of period	$30.200	$32.390	$24.370	$23.190	$22.220

Total return[2]	3.15%	41.32%	11.02%	8.13%	36.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$386,290	$422,823	$318,002	$323,798	$324,450
Ratio of expenses to average net assets	0.83%	0.83%	0.84%	0.83%	0.89%
Ratio of net investment income to average net assets	0.40%	0.14%	0.11%	0.24%	3.87%
Portfolio turnover	18%	19%	23%	19%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-10

Delaware VIP® Smid Cap Growth Series

Financial highlights  (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Service Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$31.330	$23.670	$22.570	$21.650	$15.920

Income (loss) from investment operations:
Net investment income (loss)[1]	0.042	(0.029)	(0.034)	(0.002)	0.715
Net realized and unrealized gain	0.593	9.244	2.492	1.770	5.015

Total from investment operations	0.635	9.215	2.458	1.768	5.730

Less dividends and distributions from:
Net investment income	—	—	(0.002)	(0.184)	—
Net realized gain	(2.905)	(1.555)	(1.356)	(0.664)	—

Total dividends and distributions	(2.905)	(1.555)	(1.358)	(0.848)	—

Net asset value, end of period	$29.060	$31.330	$23.670	$22.570	$21.650

Total return[2]	2.87%	40.98%	10.71%	7.90%	35.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203,931	$227,831	$173,948	$150,991	$116,699
Ratio of expenses to average net assets	1.08%	1.08%	1.09%	1.08%	1.14%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.13%	1.14%	1.13%	1.19%
Ratio of net investment income (loss) to average net assets	0.15%	(0.11%)	(0.14%)	(0.01%)	3.62%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.10%	(0.16%)	(0.19%)	(0.06%)	3.57%
Portfolio turnover	18%	19%	23%	19%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-11

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Smid Cap Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011 – Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

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Notes to financial statements (continued)

1. Significant Accounting Policies (Continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2014.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2014, the Series was charged $28,268 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2014, the Series was charged $44,275 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan.1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $16,224 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

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Notes to financial statements (continued)

*The contractual waiver period is April 30, 2013 through April 30, 2015 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract) .

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$102,170,001
Sales	153,034,153

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$381,286,122	$217,261,269	$(6,934,554)	$210,326,715

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$143,373,912	$—	$143,373,912
Energy	23,099,985	—	23,099,985
Financial Services	94,795,110	—	94,795,110
Financials	37,829,722	—	37,829,722
Healthcare	61,456,084	—	61,456,084
Producer Durables	101,646,745	—	101,646,745
Technology	63,400,862	20,064,443	83,465,305
Utilities	35,268,948	—	35,268,948
Short-Term Investments	—	10,677,026	10,677,026

Total	$560,871,368	$30,741,469	$591,612,837

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with

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Notes to financial statements (continued)

3. Investments (continued)

the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that Series’ net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each security as of the time that the Series’ net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and Dec. 31, 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary income	$ 3,045,604	$ 1,996,607
Long-term capital gain gain	54,491,543	28,987,803

	$57,537,147	$30,984,410

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$328,273,050
Undistributed ordinary income	3,943,257
Undistributed long-term capital gains	47,678,127
Unrealized appreciation	210,326,234

Net assets	$590,220,668

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2014 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(19,671)	$19,671

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Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	280,111	496,150
Service Class	459,345	791,050

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,345,383	807,307
Service Class	772,372	463,103

	2,857,211	2,557,610

Shares redeemed:
Standard Class	(1,886,684)	(1,297,743)
Service Class	(1,483,977)	(1,330,703)

	(3,370,661)	(2,628,446)

Net decrease	(513,450)	(70,836)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2014, the Series entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

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Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2014, the Series held foreign currency risk, which is disclosed on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2014.

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (average cost)	$40,064	$6,599

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$1,569,575	$(1,569,575)	$—	$—
Bank of Montreal	523,192	(523,192)	—	—
BNP Paribas	435,233	(435,233)	—	—

Total	$2,528,000	$(2,528,000)	$—	$—

(a) Net represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In

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Notes to financial statements (continued)

10. Securities Lending (continued)

the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2014, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

12. Series Closed to New Investors

As of Feb. 24, 2012, the Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to Feb. 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

13. New Sub-advisor

On May 16, 2014, the shareholders of the Series voted to approve a new sub-advisory agreement for the Series between DMC, the investment manager to the Series, and Jackson Square Partners, LLC (JSP). JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC, and California Street Partners, LP, a Delaware limited liability company owned by certain JSP personnel.

14. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

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Notes to financial statements (continued)

16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

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Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Smid Cap Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Smid Cap Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

Smid Cap Growth Series-20

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited)

Board Considerations of VIP Smid Cap Growth Series Investment Management Agreements

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Smid Cap Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies; of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the second quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the first quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

Smid Cap Growth Series-21

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited) (continued)

The expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the year ended Dec. 31, 2014, the Series’ reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
94.71%	5.29%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Smid Cap Growth Series-22

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Smid Cap Growth Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Smid Cap Growth Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCG [12/14] BNY 20273 (2/15) (13922)	Smid Cap Growth Series-25

Delaware VIP® Trust
Delaware VIP U.S. Growth Series
Annual report

December 31, 2014

Investments in Delaware VIP® U.S. Growth Series are not and will not be deposits with or liabilities of Macquarie Bank Limited
ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Portfolio management review	January 6, 2015

Jackson Square Partners, LLC (JSP) is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company, a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2014, Delaware VIP U.S. Growth Series Standard Class shares returned +12.78% and Service Class shares returned +12.48%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, returned +13.05%.

Early in the fiscal year, the U.S. Federal Reserve, under new Chairwoman Janet Yellen, announced it would begin reducing its quantitative easing (QE3) program, ending it by late 2014. The Fed steadily reduced its purchase of U.S. Treasurys by $10 billion per month, completing its purchase program in October.

Economic growth gained momentum during the last half of the year, after severe storms limited consumer spending and housing activity during the winter. Consumer confidence rose as job openings expanded and unemployment claims dropped. Consumer spending, capital purchases, and spending by local governments added to gross domestic product (GDP), which grew 4.6% in the second quarter and 5.0% in the third quarter. (Source: FactSet.)

Global market conditions remained volatile for much of the year as evidenced by the MSCI EAFE Index decline of 4.90%. The Russia-Ukraine tension and conflicts in the Middle East increased anxiety for global investors.

For the fiscal year, the Series slightly trailed its benchmark, the Russell 1000 Growth Index. Stock selection primarily drove the Series’ performance during the fiscal year. From a sector perspective, strong relative performance in the healthcare and consumer staples sectors was partially offset by weak relative performance in the financial services and technology sectors. Overall, the energy sector was particularly challenging during the fiscal year. However, it’s worth noting that despite the Series’ overweight, the sector was actually a contributor to performance on a relative basis given that the Series’ energy stocks held up better than the sector as a whole.

Allergan was a strong contributor to performance during the period. The stock continued its rise during the year after it was announced that Activis, a generic and specialty drug manufacturer, would acquire Allergan at a premium to previous offers by Valeant Pharmaceuticals International. We continue to believe Allergan operates at a high level driven, in part, by the core ophthalmology franchise and by the broader use of Botox in both cosmetic and in other medical indications. However, we are assessing the investment merits of a combined Activis/Allergan entity.

Celgene contributed to performance during the fiscal year as the company experienced several positive events throughout 2014. The company made significant progress toward regulatory approval for expanded use of one of its drugs within the United Kingdom. Celgene also achieved positive clinical advancements for a new drug to treat Crohn’s disease, which supported the company’s strategy of diversifying its product offerings; in this case, diseases of the immune system. Overall, Celgene continues to be a leader in the treatment of blood cancers, with a growing research pipeline targeting breast, lung, and pancreatic cancer. We believe the company appears poised to benefit from what we view as large and diverse growth prospects, such as additional indications for its drugs, potential for increased use of existing drugs, and potential for international growth opportunities.

    Apple detracted from performance during the fiscal year due to the Series’ underexposure to this strong-performing company. After owning Apple for many years, we sold the final portion of the Series’ position early in the fiscal year due to growing concerns about its future growth trajectory, margin compression, and product innovation, among others. We still believe Apple is not merely a hardware company, but rather a platform solution where customers tend to be sticky and buy into the “halo” effect of the Apple ecosystem. Therefore, we believe that the sustainability of Apple’s franchise should be stronger for a longer period of time, and that the company deserves a higher valuation than the typical technology hardware company. However, as the risk-reward profile of this company had changed, we no longer thought the stock was as attractive relative to the Series’ other holdings in the portfolio and decided to exit the position.

Discovery Communications also detracted from performance. The stock declined amid concerns about recent weakness in industry-wide ratings trends and the potential effect on advertising revenue growth. While we believe these concerns are likely transitory in nature, there is also a small, growing trend toward “cord cutting” which we think may provide a headwind for the U.S. pay-TV industry. However, similar to the historical industry dynamics that have played out in the U.S. pay-TV industry, we continue to believe proliferation of pay-TV services within a growing middle class outside the United States may result in strong secular growth. In our view, Discovery Communications would likely be a key participant if that trend continues as the company continues to acquire non-U.S. brands and increase its global presence.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

U.S. Growth Series-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series
Average annual total returns
For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Nov. 15, 1999)	+12.78%	+20.88%	+16.71%	+8.92%	+3.28%

Service Class shares (commenced operations on May 1, 2000)	+12.48%	+20.59%	+16.44%	+8.66%	+2.54%

Russell 1000 Growth Index	+13.05%	+20.26%	+15.81%	+8.49%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is April 30, 2013 through April 30, 2015.

U.S. Growth Series-2

Delaware VIP® U.S. Growth Series

Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
– Delaware VIP U.S. Growth Series (Standard Class)	$10,000	$23,495
- - Russell 1000 Growth Index	$10,000	$22,595

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI EAFE Index, mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-3

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$1,071.70	0.75%	$3.92
Service Class	1,000.00	1,071.30	1.00%	5.22
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82
Service Class	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

U.S. Growth Series-4

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock¯	97.83%
Consumer Discretionary	22.76%
Consumer Staples	5.01%
Energy	8.76%
Financial Services	17.40%
Healthcare	15.73%
Technology	28.17%
Short-Term Investments	2.24%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07)%
Total Net Assets	100.00%

¯Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Series’ concentration guidelines, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act) such as internet, semiconductors, and software. As of 12/31/14, such amounts, as a percentage of total net assets, were 11.43%, 4.95% and 11.79% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Allergan	5.79%
Celgene	5.56%
Visa Class A	5.47%
Walgreens Boots Alliance	5.01%
QUALCOMM	4.95%
MasterCard Class A	4.76%
eBay	4.68%
Microsoft	4.61%
Crown Castle International	4.34%
Liberty Interactive Class A	4.13%

U.S. Growth Series-5

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Schedule of investments

December 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 97.83% ¯
Consumer Discretionary – 22.76%
Discovery Communications Class A †	69,813	$2,405,058
Discovery Communications Class C †	342,565	11,551,292
eBay †	438,900	24,631,068
L Brands	215,350	18,638,543
Liberty Interactive Class A †	739,000	21,741,380
NIKE Class B	138,125	13,280,719
Priceline Group †	17,525	19,982,180
Sally Beauty Holdings †	249,325	7,664,251

		119,894,491

Consumer Staples – 5.01%
Walgreens Boots Alliance	346,025	26,367,105

		26,367,105

Energy – 8.76%
EOG Resources	231,525	21,316,507
Kinder Morgan	265,975	11,253,402
Williams	301,800	13,562,892

		46,132,801

Financial Services – 17.40%
Crown Castle International	290,300	22,846,610
IntercontinentalExchange	68,175	14,950,096
MasterCard Class A	290,875	25,061,790
Visa Class A	109,875	28,809,225

		91,667,721

Healthcare – 15.73%
Allergan	143,525	30,511,980
Celgene †	261,975	29,304,523
Novo Nordisk ADR	302,925	12,819,786
Perrigo	61,275	10,242,729

		82,879,018

Technology – 28.17%
Adobe Systems †	142,875	10,387,013
Baidu ADR †	62,700	14,293,719
Electronic Arts †	240,600	11,311,809
Equinix	93,137	21,116,952
Google Class A †	19,000	10,082,540
Google Class C †	19,225	10,120,040
Intuit	175,025	16,135,555
Microsoft	522,566	24,273,191
QUALCOMM	350,925	26,084,255
Yelp †	83,150	4,550,799

		148,355,873

Total Common Stock (cost $330,993,944)		515,297,009

	Principal amount°	Value (U.S. $)

Short-Term Investments – 2.24%
Discount Notes – 1.34% ≠
Federal Home Loan Bank
0.065% 1/14/15	2,677,988	$2,677,980
0.065% 1/21/15	1,858,933	1,858,923
0.065% 2/25/15	489,555	489,543
0.065% 3/5/15	514,593	514,575
0.068% 1/16/15	133,280	133,279
0.08% 2/20/15	167,753	167,750
0.08% 3/18/15	488,073	488,052
0.085% 3/27/15	725,424	725,390

		7,055,492

Repurchase Agreements – 0.90%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $2,949,168 (collateralized by U.S. government obligations 0.875%-4.625% 10/15/17-2/15/40 market value $3,008,147)	2,949,163	2,949,163
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $983,057 (collateralized by U.S. government obligations 1.25%-3.875% 8/31/15-8/15/44 market value $1,002,715)	983,054	983,054
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $817,785 (collateralized by U.S. government obligations 0.875%-1.75% 8/15/17-5/15/23 market value $834,139)	817,783	817,783

		4,750,000

Total Short-Term Investments (cost $11,805,093)		11,805,492

U.S. Growth Series-6

Delaware VIP® U.S. Growth Series

Schedule of investments (continued)

Total Value of Securities - 100.07% (cost $342,799,037)	$527,102,501

¯	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-7

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$515,297,009
Short-term investments, at value[2]	11,805,492
Cash	283,435
Dividends and interest receivable	38,680
Receivable for series shares sold	12,493

Total assets	527,437,109

Liabilities:
Payable for series shares redeemed	220,704
Investment management fees payable	289,080
Other accrued expenses	123,784
Distribution fees payable	77,632
Other affiliates payable	9,494
Trustees’ fees and expenses payable	1,289

Total liabilities	721,983

Total Net Assets	$526,715,126

Net Assets Consist of:
Paid-in capital	$302,936,853
Undistributed net investment income	1,978,254
Undistributed net realized gain	37,496,555
Net unrealized appreciation of investments	184,303,464

Total Net Assets	$526,715,126

Standard Class:
Net assets	$160,730,476
Shares of beneficial interest outstanding, unlimited authorization, no par	11,685,689
Net asset value per share	$13.75

Service Class:
Net assets	$365,984,650
Shares of beneficial interest outstanding, unlimited authorization, no par	27,057,747
Net asset value per share	$13.53

[1]Investments, at cost	$330,993,944
[2]Short-term investments, at cost	11,805,093

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

Delaware VIP® Trust —

Delaware VIP U.S. Growth Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Dividends	$6,638,456
Interest	2,497
Foreign tax withheld	(128,452)

6,512,501

Expenses:
Management fees	3,208,911
Distribution expenses - Service Class	1,039,988
Accounting and administration expenses	164,181
Reports and statements to shareholders	89,813
Legal fees	44,329
Dividend disbursing and transfer agent fees and expenses	43,977
Audit and tax	30,099
Custodian fees	25,344
Trustees’ fees and expenses	22,404
Registration fees	2,045
Other	15,017

4,686,108
Less waived distribution expenses - Service Class	(173,331)

Total operating expenses	4,512,777

Net Investment Income	1,999,724

Net Realized and Unrealized Gain:
Net realized gain on investments	39,747,725
Net change in unrealized appreciation (depreciation) of investments	17,866,694

Net Realized and Unrealized Gain	57,614,419

Net Increase in Net Assets Resulting from Operations	$59,614,143

Delaware VIP Trust —

Delaware VIP U.S. Growth Series

Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase in Net Assets from Operations:
Net investment income	$1,999,724	$377,233
Net realized gain	39,747,725	36,770,110
Net change in unrealized appreciation (depreciation)	17,866,694	93,100,213

Net increase in net assets resulting from operations	59,614,143	130,247,556

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(334,601)	(404,178)
Service Class	(51,978)	(386,177)

Net realized gain:
Standard Class	(10,372,628)	(4,435,329)
Service Class	(24,169,690)	(11,502,548)

	(34,928,897)	(16,728,232)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	10,125,694	9,203,707
Service Class	17,515,927	17,206,788

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	2,027,571	725,712
Service Class	24,221,668	11,888,724

	53,890,860	39,024,931

Cost of shares redeemed:
Standard Class	(3,849,875)	(3,040,512)
Service Class	(36,391,625)	(49,165,070)

	(40,241,500)	(52,205,582)

Increase (decrease) in net assets derived from capital share transactions	13,649,360	(13,180,651)

Net Increase in Net Assets	38,334,606	100,338,673

Net Assets:
Beginning of year	488,380,520	388,041,847

End of year	$526,715,126	$488,380,520

Undistributed net investment income	$1,978,254	$370,713

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$13.140	$10.170	$8.750	$8.150	$7.160

Income from investment operations:
Net investment income[1]	0.075	0.030	0.039	0.012	0.023
Net realized and unrealized gain	1.495	3.395	1.381	0.610	0.972

Total from investment operations	1.570	3.425	1.420	0.622	0.995

Less dividends and distributions from:
Net investment income	(0.030)	(0.038)	—	(0.022)	(0.005)
Net realized gain	(0.930)	(0.417)	—	—	—

Total dividends and distributions	(0.960)	(0.455)	—	(0.022)	(0.005)

Net asset value, end of period	$13.750	$13.140	$10.170	$8.750	$8.150

Total return[2]	12.78%	34.75%	16.23%	7.63%	13.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,730	$145,086	$106,069	$87,389	$159,857
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.75%
Ratio of net investment income to average net assets	0.58%	0.27%	0.40%	0.13%	0.31%
Portfolio turnover	26%	20%	35%	43%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

Delaware VIP® U.S. Growth Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$12.940	$10.030	$8.650	$8.050	$7.090

Income (loss) from investment operations:
Net investment income (loss)[1]	0.042	0.002	0.014	(0.010)	0.005
Net realized and unrealized gain	1.480	3.339	1.366	0.614	0.955

Total from investment operations	1.522	3.341	1.380	0.604	0.960

Less dividends and distributions from:
Net investment income	(0.002)	(0.014)	—	(0.004)	—
Net realized gain	(0.930)	(0.417)	—	—	—

Total dividends and distributions	(0.932)	(0.431)	—	(0.004)	—

Net asset value, end of period	$13.530	$12.940	$10.030	$8.650	$8.050

Total return[2]	12.48%	34.44%	15.95%	7.50%	13.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$365,985	$343,295	$281,973	$236,541	$127,526
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of expenses to average net assets prior to fees waived	1.04%	1.04%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	0.33%	0.02%	0.15%	(0.12% )	0.06%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.28%	(0.03% )	0.10%	(0.17% )	0.01%
Portfolio turnover	26%	20%	35%	43%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-11

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Use of Estimates—The Series is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

U.S. Growth Series-12

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,583 for the year ended Dec. 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2014, the Series was charged $23,649 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

Effective Nov. 1, 2014, DIFSC is also the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $37,050 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $13,471 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$128,683,226
Sales	150,981,542

U.S. Growth Series-13

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

3. Investments (continued)

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$344,577,187	$190,183,352	$(7,658,038)	$182,525,314

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments) (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$515,297,009	$—	$515,297,009
Short-Term Investments	—	11,805,492	11,805,492

Total	$515,297,009	$11,805,492	$527,102,501

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2014, there were no Level 3 investments.

U.S. Growth Series-14

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and Dec. 31, 2013 was as follows:

	Year ended 12/31/14	Year ended 12/31/13
Ordinary income	$2,095,124	$790,355
Long-term capital gain	32,833,773	15,937,877

	$34,928,897	$16,728,232

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$302,936,853
Undistributed ordinary income	1,978,254
Undistributed long-term capital gains	39,274,705
Unrealized appreciation	182,525,314

Net assets	$526,715,126

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these classifications. For the year ended Dec. 31, 2014, the Series recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(5,604)	$5,604

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/14	Year ended 12/31/13
Shares sold:
Standard Class	778,350	799,387
Service Class	1,379,605	1,521,522

Shares issued upon reinvestment of dividends and distributions:
Standard Class	164,309	68,528
Service Class	1,991,913	1,138,767

	4,314,177	3,528,204

Shares redeemed:
Standard Class	(294,713)	(257,716)
Service Class	(2,833,327)	(4,264,038)

	(3,128,040)	(4,521,754)

Net increase (decrease)	1,186,137	(993,550)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum

U.S. Growth Series-15

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

7. Line of Credit (continued)

of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit to be used as described above and to be operated in substantially the same manner as the original agreement. The line of credit under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$2,949,163	$(2,949,163)	$—	$—
Bank of Montreal	983,054	(983,054)	—	—
BNP Paribas	817,783	(817,783)	—	—

Total	$4,750,000	$(4,750,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt,

U.S. Growth Series-16

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

9. Securities Lending (continued)

asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2014, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. New Sub-advisor

On May 16, 2014, the shareholders of the Series voted to approve a new sub-advisory agreement for the Series between DMC, the investment manager to the Series, and Jackson Square Partners, LLC (JSP). JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC, and California Street Partners, LP, a Delaware limited partnership owned by certain JSP personnel.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-17

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP U.S. Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial stateme nt presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

U.S. Growth Series-18

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Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP U.S. Growth Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last.

The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.
The Performance Universe for the Series consisted of the Series and all large cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year period was in the first quartile of its Performance Universe and the Series’ total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

U.S. Growth Series-20

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited) (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
94.00%	6.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

U.S. Growth Series-21

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Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEE
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation(July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2001	President Drexel University (August 2010–Present)	65	Director — Hershey Trust Company
May 1960			President Franklin & Marshall College (July 2002–July 2010)		Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present)	65	Trust Manager and Audit Committee Member — Camden Property Trust
January 1956			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
			President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

U.S. Growth Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPUSG [12/14] BNY 20274 (2/15) (13922)	U.S. Growth Series-26

Delaware VIP® Trust
Delaware VIP Value Series

Annual report

December 31, 2014

Investments in Delaware VIP® Value Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Value Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review	January 6, 2015

For the fiscal year ended Dec. 31, 2014, Delaware VIP Value Series Standard Class shares returned +14.00% and Service Class shares returned +13.70%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Value Index, returned +13.45%.

Overall, the year was a relatively strong one for stocks. Large-cap stocks performed particularly well as corporate earnings growth remained positive. The U.S. Federal Reserve ended the quantitative easing (QE) program that had buoyed the economy and stocks since late 2012. The Fed began reducing its purchase of U.S. Treasury securities in December 2013 and made its final buy in October 2014.

The upward trend of the markets and the economy was interrupted several times by short-lived volatility. The first quarter of 2014 was particularly troublesome as the economic recovery briefly contracted. China’s slowing economy, the risk of deflation in the euro zone, the growing Russia-Ukraine conflict, and continued Middle East tension all took their toll. Most of all, however, the recovery stumbled as severe winter weather slowed economic activity across much of the country.

As spring arrived, the economy rebounded, with auto sales, consumer confidence, employment, housing data, and manufacturing all improving. The pace of new job growth hit a 15-year high in 2014 (source: Bureau of Labor Statistics).

Markets were volatile again in August, and most notably October, when a series of events and concerns combined to give investors pause. The run-up to a vote on Scottish independence, the threat of Ebola, and concern that a market correction was imminent fueled a sharp, brief dip in the market. As the fiscal year drew to a close, however, both the markets and the economy resumed their slow, but upward movement.

Stock selection was positive in the industrials sector. Defense contractor Northrop Grumman was a strong performer for the Series, gaining 31% during the fiscal year. The company has been successful in cutting costs, managing through an environment of declining defense spending, and taking such shareholder-friendly steps as buying back shares and increasing dividends.

The information technology sector also added value, especially a position in Broadcom, which makes semiconductors for communications applications. Broadcom’s shares rose sharply in June after the company announced plans to abandon its unprofitable cellular baseband business. The move boosted the company’s earnings and cash flow, setting the stage for a 48% stock-price increase during the fiscal year. We continue to view Broadcom as a high-quality company with what we view as a strong balance sheet and favorable competitive position in many growing business segments.

The telecommunication services sector detracted from the Series’ performance during the Series’ fiscal year. Here, AT&T was the weakest individual performer, advancing just 1%. Despite AT&T’s attractive dividend yield and balance sheet strength, the shares were held back by investor concerns about the company’s capital expenditures, pending acquisition of DirecTV and appetite for further deals, as well as the transition to equipment leasing models in the wireless industry.

Within the struggling energy group, Halliburton also hurt performance, declining -22% during the fiscal year. The company’s business is highly sensitive to the price of oil — a key determinant in the level of oil-field activity and, consequently, demand for its products and services. The company’s shares also took a hit after Halliburton announced that it would acquire rival and next-largest services provider, Baker Hughes. While we believe the acquisition has the potential to enhance Halliburton’s scale and product breadth, and deliver longer-term cost savings, the market appeared to react negatively to the acquisition price, anti-trust concerns, and the potential for a large break-up fee if the deal doesn’t get approved. We think the company could eventually benefit from the need for surviving oil producers to reduce their production costs in order to remain competitive amid lower crude oil prices.

At fiscal year end, the Series was positioned somewhat defensively, with a significant overweighting in the healthcare sector and modest overweightings in consumer staples and telecommunication services. An exception to our defensive allocation is a relative overweighting in the energy sector, where we see the potential for an eventual reversal in the trends that have pushed down commodity prices.

Regardless of market conditions, our approach remains consistent. We will continue to look for good businesses that may be available for purchase at what we view as attractive valuations arising from temporary fundamental challenges and negative investor sentiment. We will continue to adhere to our process of searching for favorable relative values in the marketplace.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change.

Value Series-1

Delaware VIP® Trust — Delaware VIP Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series Average annual total returns For periods ended Dec. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+14.00%	+20.47%	+17.23%	+8.33%	+9.16%

Service Class shares (commenced operations on May 1, 2000)	+13.70%	+20.17%	+16.94%	+8.06%	+7.56%

Russell 1000 Value Index	+13.45%	+20.89%	+15.42%	+7.30%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.96%, while total operating expenses for Standard Class and Service Class shares were 0.71% and 1.01%, respectively. The management fee for Standard Class and Service Class shares was 0.64%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was from April 30, 2013 through April 30, 2015.

Value Series-2

Delaware VIP Value Series

Performance summary (continued)

For period beginning Dec. 31, 2004, through Dec. 31, 2014	Starting value	Ending value
— Delaware VIP Value Series (Standard Class)	$10,000	$22,262
– – Russell 1000 Value Index	$10,000	$20,229

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2004 through Dec. 31, 2014.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2004 through Dec. 31, 2014. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-3

Delaware VIP® Trust — Delaware VIP Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual Series return†
Standard Class	$1,000.00	$1,051.00	0.71%	$3.67
Service Class	1,000.00	1,049.70	0.96%	4.96
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.63	0.71%	$3.62
Service Class	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets

Common Stock	96.12%
Consumer Discretionary	6.44%
Consumer Staples	12.80%
Energy	12.32%
Financials	12.42%
Healthcare	17.74%
Industrials	9.03%
Information Technology	13.23%
Materials	3.08%
Telecommunications	6.01%
Utilities	3.05%
Short-Term Investments	3.96%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Xerox	3.39%
Lowe’s	3.36%
Broadcom	3.34%
CVS Health	3.32%
Cisco Systems	3.28%
Kraft Foods Group	3.26%
Intel Class A	3.22%
Bank of New York Mellon	3.21%
Archer-Daniels-Midland	3.18%
Northrop Grumman	3.15%

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series

Schedule of investments

December 31, 2014

	Number of shares	Value (U.S. $)
Common Stock – 96.12%
Consumer Discretionary – 6.44%
Johnson Controls	544,700	$26,330,798
Lowe’s	416,800	28,675,840

		55,006,638

Consumer Staples – 12.80%
Archer-Daniels-Midland	521,800	27,133,600
CVS Health	294,700	28,382,557
Kraft Foods Group	444,733	27,866,970
Mondelez International Class A	712,600	25,885,195

		109,268,322

Energy – 12.32%
Chevron	192,100	21,549,778
ConocoPhillips	340,600	23,521,836
Halliburton	460,300	18,103,599
Marathon Oil	672,500	19,025,025
Occidental Petroleum	285,500	23,014,155

		105,214,393

Financials – 12.42%
Allstate	378,900	26,617,725
Bank of New York Mellon	675,500	27,405,035
BB&T	654,900	25,469,061
Marsh & McLennan	464,200	26,570,808

		106,062,629

Healthcare – 17.74%
Baxter International	348,100	25,512,249
Cardinal Health	307,800	24,848,694
Johnson & Johnson	232,100	24,270,697
Merck	428,400	24,328,836
Pfizer	843,041	26,260,727
Quest Diagnostics	391,200	26,233,872

		151,455,075

Industrials – 9.03%
Northrop Grumman	182,400	26,883,936
Raytheon	228,200	24,684,394
Waste Management	496,400	25,475,248

		77,043,578

Information Technology – 13.23%
Broadcom Class A	657,600	28,493,808
Cisco Systems	1,005,800	27,976,327
Intel Class A	756,800	27,464,272
Xerox	2,090,000	28,967,400

		112,901,807

	Number of shares	Value (U.S. $)
Common Stock (continued)
Materials – 3.08%
duPont (E.I.) deNemours	355,300	$26,270,882

		26,270,882

Telecommunications – 6.01%
AT&T	771,924	25,928,927
Verizon Communications	543,100	25,406,218

		51,335,145

Utilities – 3.05%
Edison International	397,900	26,054,492

		26,054,492

Total Common Stock (cost $498,335,847)		820,612,961

	Principal amount°
Short-Term Investments – 3.96%
Discount Notes – 2.87% ≠
Federal Home Loan Bank
0.065% 1/14/15	4,566,472	4,566,458
0.065% 1/21/15	3,418,498	3,418,481
0.065% 2/25/15	4,780,132	4,780,022
0.065% 3/5/15	3,435,820	3,435,703
0.07% 1/16/15	1,007,759	1,007,755
0.08% 2/20/15	2,489,875	2,489,825
0.08% 3/18/15	1,884,783	1,884,704
0.085% 3/27/15	2,939,849	2,939,711

		24,522,659

Repurchase Agreements – 1.09%
Bank of America Merrill Lynch 0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $5,785,956 (collateralized by U.S. government obligations 0.875%-4.625% 10/15/17-2/15/40 market value $5,901,667)	5,785,947	5,785,947
Bank of Montreal 0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,928,655 (collateralized by U.S. government obligations 1.25%-3.875% 8/31/15-8/15/44 market value $1,967,222)	1,928,649	1,928,649

Value Series-6

Delaware VIP® Value Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,604,409 (collateralized by U.S. government obligations 0.875%-1.75% 8/15/17-5/15/23 market value $1,636,493)	1,604,404	$1,604,404

		9,319,000

Total Short-Term Investments (cost $33,839,856)		33,841,659

Total Value of Securities - 100.08% (cost $532,175,703)	$854,454,620

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

See accompanying notes, which are an integral part of the financial statements.

Value Series-7

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2014

Assets:
Investments, at value[1]	$820,612,961
Short-term investments, at value[2]	33,841,659
Cash	1,117
Dividends and interest receivable	1,573,719
Receivable for series shares sold	6,349

Total assets	856,035,805

Liabilities:
Payable for series shares redeemed	1,574,527
Investment management fees payable	455,792
Other accrued expenses	149,718
Distribution fees payable	70,039
Other affiliates payable	15,310
Trustees’ fees and expenses payable	2,097

Total liabilities	2,267,483

Total Net Assets	$853,768,322

Net Assets Consist of:
Paid-in capital	$533,664,494
Undistributed net investment income	13,049,852
Accumulated net realized loss on investments	(15,224,941)
Net unrealized appreciation of investments	322,278,917

Total Net Assets	$853,768,322

Standard Class:
Net assets	$523,240,638
Shares of beneficial interest outstanding, unlimited authorization, no par	17,894,697
Net asset value per share	$29.24

Service Class:
Net assets	$330,527,684
Shares of beneficial interest outstanding, unlimited authorization, no par	11,333,595
Net asset value per share	$29.16

[1]Investments, at cost	$498,335,847
[2]Short-term investments, at cost	33,839,856

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust —

Delaware VIP Value Series

Statement of operations

Year ended December 31, 2014

Investment Income:
Dividends	$19,425,023
Interest	9,566

19,434,589

Expenses:
Management fees	5,007,506
Distribution expenses – Service Class	898,160
Accounting and administration expenses	263,432
Legal fees	75,196
Reports and statements to shareholders	73,747
Dividend disbursing and transfer agent fees and expenses	70,445
Trustees’ fees and expenses	35,870
Custodian fees	33,000
Audit and tax	30,091
Registration fees	861
Other	23,303

6,511,611
Less waived distribution expenses – Service Class	(149,693)

Total operating expenses	6,361,918

Net Investment Income	13,072,671

Net Realized and Unrealized Gain:
Net realized gain on investments	41,984,111
Net change in unrealized appreciation (depreciation) of investments	48,446,053

Net Realized and Unrealized Gain	90,430,164

Net Increase in Net Assets Resulting from Operations	$103,502,835

Delaware VIP Trust —

Delaware VIP Value Series

Statements of changes in net assets

	Year ended
	12/31/14	12/31/13
Increase in Net Assets from Operations:
Net investment income	$13,072,671	$12,374,232
Net realized gain	41,984,111	25,249,442
Net change in unrealized appreciation (depreciation)	48,446,053	151,519,009

Net increase in net assets resulting from operations	103,502,835	189,142,683

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(8,114,336)	(7,249,699)
Service Class	(4,263,900)	(3,878,402)

	(12,378,236)	(11,128,101)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	18,832,527	29,418,010
Service Class	45,107,776	42,130,752
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,124,141	5,448,003
Service Class	4,263,900	3,878,402

	74,328,344	80,875,167

Cost of shares redeemed:
Standard Class	(31,937,517)	(22,830,368)
Service Class	(38,844,642)	(38,209,650)

	(70,782,159)	(61,040,018)

Increase in net assets derived from capital share transactions	3,546,185	19,835,149

Net Increase in Net Assets:	94,670,784	197,849,731

Net Assets:
Beginning of year	759,097,538	561,247,807

End of year	$853,768,322	$759,097,538

Undistributed net investment income	$13,049,852	$12,355,417

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Trust — Delaware VIP Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$26.090	$19.880	$17.730	$16.490	$14.600

Income from investment operations:
Net investment income[1]	0.478	0.451	0.418	0.382	0.323
Net realized and unrealized gain	3.126	6.170	2.163	1.191	1.926

Total from investment operations	3.604	6.621	2.581	1.573	2.249

Less dividends and distributions from:
Net investment income	(0.454)	(0.411)	(0.431)	(0.333)	(0.359)

Total dividends and distributions	(0.454)	(0.411)	(0.431)	(0.333)	(0.359)

Net asset value, end of period	$29.240	$26.090	$19.880	$17.730	$16.490

Total return[2]	14.00%	33.69%	14.73%	9.54%	15.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$523,240	$473,403	$350,444	$310,494	$390,861
Ratio of expenses to average net assets	0.71%	0.71%	0.73%	0.73%	0.75%
Ratio of net investment income to average net assets	1.74%	1.94%	2.21%	2.23%	2.18%
Portfolio turnover	12%	14%	21%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

Delaware VIP® Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class Year ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$26.030	$19.840	$17.700	$16.470	$14.590

Income from investment operations:
Net investment income[1]	0.409	0.393	0.370	0.338	0.286
Net realized and unrealized gain	3.117	6.161	2.158	1.188	1.921

Total from investment operations	3.526	6.554	2.528	1.526	2.207

Less dividends and distributions from:
Net investment income	(0.396)	(0.364)	(0.388)	(0.296)	(0.327)

Total dividends and distributions	(0.396)	(0.364)	(0.388)	(0.296)	(0.327)

Net asset value, end of period	$29.160	$26.030	$19.840	$17.700	$16.470

Total return[2]	13.70%	33.37%	14.44%	9.26%	15.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$330,528	$285,695	$210,804	$176,363	$144,978
Ratio of expenses to average net assets	0.96%	0.96%	0.98%	0.98%	1.00%
Ratio of expenses to average net assets prior to fees waived	1.01%	1.01%	1.03%	1.03%	1.05%
Ratio of net investment income to average net assets	1.49%	1.69%	1.96%	1.98%	1.93%
Ratio of net investment income to average net assets prior to fees waived	1.44%	1.64%	1.91%	1.93%	1.88%
Portfolio turnover	12%	14%	21%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-11

Delaware VIP® Trust — Delaware VIP Value Series

Notes to financial statements

December 31, 2014

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series declares and pays distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2014.

Value Series-12

Delaware VIP® Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2014, the Series was charged $37,954 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Series. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Series under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Series was charged $59,469 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2014 through Dec. 31, 2014* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2014, the Series was charged $21,527 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended Dec. 31, 2014, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$ 92,583,581
Sales	114,329,703

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$535,225,928	$323,109,091	$(3,880,399)	$319,228,692

*The contractual waiver period is from April 30, 2013 through April 30, 2015.

Value Series-13

Delaware VIP® Value Series

Notes to financial statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 -

Other observable inputs including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 -	Significant unobservable inputs including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$820,612,961	$ —	$820,612,961
Short-Term Investments	—	33,841,659	33,841,659

Total	$820,612,961	$33,841,659	$854,454,620

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended
	12/31/14	12/31/13
Ordinary	$12,378,236	$11,128,101

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$533,664,494
Undistributed ordinary income	13,049,852
Capital loss carryforwards	(12,174,716)
Unrealized appreciation	319,228,692

Net assets	$853,768,322

Value Series-14

Delaware VIP® Value Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $41,984,111 was utilized in 2014. Capital loss carryforwards remaining at Dec. 31, 2014 will expire as follows: $12,174,716 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/14	12/31/13
Shares sold:
Standard Class	683,905	1,262,736
Service Class	1,640,403	1,801,949
Shares issued upon reinvestment of dividends and distributions:
Standard Class	231,100	247,975
Service Class	161,023	176,612

	2,716,431	3,489,272

Shares redeemed:
Standard Class	(1,168,698)	(990,571)
Service Class	(1,445,016)	(1,625,150)

	(2,613,714)	(2,615,721)

Net increase	102,717	873,551

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Series, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Series had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral

Value Series-15

Delaware VIP® Value Series

Notes to financial statements (continued)

8. Offsetting (continued)

agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2014, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$5,785,947	$(5,785,947)	$—	$—
Bank of Montreal	1,928,649	(1,928,649)	—	—
BNP Paribas	1,604,404	(1,604,404)	—	—

Total	$9,319,000	$(9,319,000)	$—	$—

(a) Net amount represents the net receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed, and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Series had no securities on loan.

Value Series-16

Delaware VIP® Value Series

Notes to financial statements (continued)

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2014, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Series’ financial statements.

Value Series-17

Delaware VIP® Trust — Delaware VIP Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

Value Series-18

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Value Series Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2014. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10- year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Value Series-19

Delaware VIP® Value Series

Other Series information (Unaudited) (continued)

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Qualifying Dividends[1]
100.00%	100.00%

(A) is based on a percentage of the Series total distributions.

(B) is based on a percentage of the Series ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-20

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2001–2013)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Value Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series-22

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPV [12/14] BNY 20275 (2/15) (13922)	Value Series-23

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $290,521 for the fiscal year ended December 31, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $254,850 for the fiscal year ended December 31, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $50,676 for the fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $49,200 for the fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended December 31, 2014 and December 31, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2015